UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Fidelity National Information Services, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
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FIS

2025

Proxy Statement

Notice of Annual Meeting of Stockholders

To be held June 12, 2025

2025 Proxy Statement	1
To Our Valued
Shareholders,
For FIS, 2024 was a year of continued progress against
the ambitious, multi-year transformation strategy we
launched at the beginning of 2023. The Board worked
closely with our CEO, Stephanie Ferris, and the rest of
the management team to continue our work to simplify
the business, improve client centricity, and accelerate
profitable growth through our Future Forward Strategy,
while also strengthening our strategic and financial
position with the sale of a majority stake of Worldpay.
The company met or exceeded its financial targets in
2024, driving a significant increase in shareholder value.
Our vision for FIS builds on the Company’s long heritage
of technology innovation and strengths as a leading
provider of financial technology offering the highest levels of resilience and security. Because we serve a marquee
set of clients including some the largest, most complex
financial services organizations in the world, we have a
unique perspective on the complexities of moving and
managing money across the full money lifecycle. Our
growth strategy is to capitalize on these strengths by
providing componentized, readily consumable technology
and best-of-breed solutions to businesses of all shapes
and sizes, not just our traditional base of banks and
capital market firms.
Our strategy is built on three core pillars: leveraging our
strong foundation, delivering profitable growth, and being
extremely disciplined in how we allocate and use our
capital resources. Following the Worldpay separation in
2024, FIS today has greater balance sheet flexibility and
the ability to execute on a balanced set of capital
allocation priorities, including our commitment to return
significant capital to shareholders and pursue disciplined
strategic M&A to accelerate our growth. April’s
announcement of our intent to acquire Global Payments’
Issuer Solutions business is proof of this strategy in
action.
We’ve continued to evolve our executive compensation
program to align with our business strategy and strategic
priorities. We have continued to drive a performance
culture which is reflected in our compensation structure
and approach. In 2024, the Compensation Committee
refocused the Company’s long-term equity incentive
program around performance stock units (PSUs) to
incentivize executives to achieve results aligned to our
long-term financial goals. The 2024-2026 PSUs are
focused on revenue growth and EPS growth, while
maintaining a total shareholder return (TSR) component
for the CEO and CFO.
Our Board is committed to providing effective oversight of
FIS’ strategy and execution to ensure that the Company
delivers sustainable and profitable high-quality growth.
We’ve taken a thoughtful approach to ensuring that our
Board has the right set of skills and expertise to support
the evolution of our business. Last fall, we welcomed two
new independent directors, Nicole Anasenes and
Kourtney Gibson, who bring a wealth of financial and
operational experience and strong track records of driving
growth. Nicole and Kourtney have made strong
contributions to our Audit and Risk and Technology
Committees since they joined the Board. We are pleased
to have Nicole serve as our new Audit Committee Chair,
succeeding Lee Adrean, who is not standing for re-
election at this Annual Meeting. I’d like to thank Lee for
his strategic guidance and oversight of FIS and its
predecessor companies throughout every phase of
growth during his 11 years of combined service on
the Board.
As I reflect on our accomplishments over the past year, I
and the Board are proud of the FIS team’s commitment
and dedication to moving the Company forward through
this period of rapid change. Their efforts have resulted in
improved consistency in our financial results, sales
momentum across the enterprise, and the successful
establishment of a number of strategic partnerships. As
we continue to execute on our transformation, FIS
remains focused on accelerating growth, expanding
profitability, and increasing value for our shareholders.
Sincerely,

Jeffrey A. Goldstein Chair of the Board of Directors

2	FIS Global
To Our Valued Shareholders
Notice of Annual Meeting
of Shareholders
Items of Business

1	Election of Directors To elect the nine (9) members of the Board of Directors named in the proxy statement to serve until the 2026 annual meeting of shareholders	“FOR” each director nominee

2	Advisory Vote on Executive Compensation To approve, on an advisory and non-binding basis, the compensation of our named executive officers	“FOR”

3	Ratification of Independent Registered Public Accounting Firm To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2025	“FOR”

The Board of Directors has set April 14, 2025 as the record date for the meeting. This means that owners of Fidelity National Information Services, Inc. common stock at the close of business on that date are entitled to:
•receive notice of the meeting; and
•vote at the meeting and any adjournments or postponements of the meeting.
All shareholders are cordially invited to attend the meeting. Whether or not you plan to attend the annual meeting, please read these proxy materials and cast your vote on the matters that will be presented at the meeting.
You may vote your shares through the internet, by telephone, or by mailing the enclosed proxy card. Voting instructions are described under the question “How do I vote?” on page 99 of the proxy statement.
Sincerely,
Caroline Tsai
Corporate Secretary

DATE AND TIME Day, June 12, 2025 10:00 AM, Eastern Time LOCATION 347 Riverside Avenue Jacksonville, Florida 32202

How to Vote by Proxy
INTERNET
using a unique password printed
on your proxy card and following
the instructions on the proxy card
MAIL
using the enclosed proxy card and
return envelope
TELEPHONE
using the telephone number
printed on the proxy card and
following the instructions on the
proxy card
Even if you expect to attend the
annual meeting, please vote by
proxy to ensure that your shares
will be represented.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JUNE 12, 2025: The Notice of Annual Meeting, Proxy Statement and Annual Report on Form
10-K for the year ended December 31, 2024 are available at www.proxyvote.com

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Fidelity National Information Services, Inc., a Georgia
corporation (the “Company” or “FIS”), for use at the Annual Meeting of Shareholders to be held on June 12, 2025, at 10:00 a.m.
Eastern Time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The meeting will be held at 347 Riverside Avenue, Jacksonville, Florida 32202.
It is anticipated that such proxy, together with this proxy statement, will be first mailed on or about April 28, 2025, to all shareholders entitled to vote at the meeting.
The Company’s principal executive offices are located at 347 Riverside Avenue, Jacksonville, Florida 32202, and its telephone number at that address is (904) 438-6000.

2025 Proxy Statement	3
Table of Contents

FIS at a Glance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4
Voting Roadmap . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7
Proxy Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8

PROPOSAL 1 Election of Directors	17

Nominees for Election as Director . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19
Board Oversight . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28
Our 2024-2025 Shareholder Engagement Program . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35
Contacting the Board . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36
Board Leadership Structure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36
Director Independence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36
Committees of the Board . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	37
Director Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	42

PROPOSAL 2 Advisory Vote on Executive Compensation	45

Certain Information About Our Executive Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	46
Compensation Discussion and Analysis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	48
Executive Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	48
2024 Performance Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	50
Compensation Governance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	51
2024 Say-On-Pay Vote and Shareholder Engagement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	52
Compensation Philosophy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	52
Compensation Objectives . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	52
Establishing Executive Compensation Levels . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	53
Independence of the Compensation Consultant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55
Compensation Elements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55
2024 Total Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	57
Compensation Process . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	57
Compensation Committee Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	69
Executive Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	70
2024 Summary Compensation Table . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	70
2024 Grants of Plan-Based Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	71
Narrative Discussion for Summary Compensation Table and Grants of Plan-Based Awards Table . . . . . . . . . . . . . . . . . . . . . . . . .	72
2024 Outstanding Equity Awards at Fiscal Year-end . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	74
2024 Option Exercises and Stock Vested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	75
2024 Nonqualified Deferred Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	75
Potential Payments Upon Termination or Change in Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	76
Compensation Risk Assessment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	81
Action to Recover Erroneously Awarded Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	81
CEO Pay Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	82
Pay Versus Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	82

PROPOSAL 3 Ratification of Independent Registered Public Accounting Firm	89

Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	90
Principal Accounting Fees and Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	90
Approval of Accountants’ Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	90
Report of the Audit Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	91
Security Ownership of Certain Beneficial Owners, Directors and Executive Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	92
Securities Authorized for Issuance Under Equity Compensation Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	94
Delinquent Section 16(a) Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	94
Shareholder Nominations for Board Membership and Other Proposals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	95
Other Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	97
Available Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	97
Frequently Asked Questions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	98

4	FIS Global
FIS at a Glance
FIS is a financial technology company providing solutions to financial institutions, businesses, and developers. We unlock financial technology across the money lifecycle underpinning the world’s financial system. Our colleagues are dedicated to advancing the way the world pays, banks and invests, helping our clients confidently run, grow, and protect their businesses. Our expertise comes from decades of experience helping financial institutions and businesses of all sizes transform to meet the needs of their customers. Headquartered in Jacksonville, Florida, FIS is a member of the
Fortune 500® and the Standard & Poor’s 500® Index.
Our Strategic Differentiators
Our mission is to deliver superior technology solutions to our clients and to expand our client base to generate sustained revenue and earnings growth for our shareholders. Our strategy to achieve this goal is built on the following unique differentiators:

1		2		3
	A Scaled Technology Leader		With Global Distribution & Marquee Set Of Clients		Delivering Broad Suite Of Best-of-Breed Solutions

•A Scaled Technology Leader: Our technology underpins the world’s financial system, powering the global economy by moving money seamlessly across continents and time zones, across the entire money lifecycle. At any given moment, money is either at rest in deposit accounts and ledger systems, in motion in credit and debit accounts, card networks, treasury & risk systems and in real-time or ACH payments or it’s being put to work by asset managers who are trading and lending. Behind each and every one of these transactions is a complex chain of financial activities that must be done instantly and securely. At every point in the money life cycle, our clients need to know these transactions are supported with the highest levels of security, reliability, and regulatory compliance, and that’s what
FIS scaled technology offers — Money at rest through our core and digital banking solutions, Money in motion travelling through our payment and treasury and risk solutions, and money at work leveraging our wealth & retirement, trading & asset services, and our commercial lending technology.
•Global Distribution & Marquee Set of Clients: We serve a marquee set of clients across a geographic footprint spanning six continents. Our global reach is a key competitive advantage. Not only do we have scaled technology, we also own and operate our own global distribution network, including a force of over 1,500 sales & relationship managers serving clients in approximately 150 markets and 25,000 talented technologists leveraging cloud operations to deliver technology and support our worldwide client base. We strive to improve the efficiency of our operations through investments in new technologies, processes and infrastructure modernization. We also leverage a one-to-
many operating model to drive high incremental margins on revenue growth, while also providing cost-effective solutions for our clients. Our clients range from large banks, financial institutions and other enterprises, including multi-national clients, to community or regional financial institutions and other businesses.
•Delivering a Broad Suite of Best-of-Breed Solutions: Changing market dynamics, particularly in the areas of digital delivery, information security and regulation, are transforming the way our clients operate, which is driving incremental demand for our integrated solutions built around our intellectual property. As clients and prospects evaluate technology, business process changes and vendor risks, our depth of service capabilities enables us to become involved earlier in their planning and design process and assist them as they manage these changes. As a result, we

2025 Proxy Statement	5
FIS at a Glance
invest in our solution portfolio through internal software development, as well as through acquisitions, equity investments and partnerships that complement and extend our existing solutions and capabilities, providing us with an ecosystem of solutions to cross-sell to current clients and to capture the interest of new clients. By investing in solution innovation, we continue to expand our value proposition to our clients and prospects.
•Allocate Our Capital and Resources with Discipline. As we make decisions with respect to our solution ecosystem
— building, buying or partnering — to drive innovation in support of our clients, we prioritize the allocation of capital and other resources to the opportunities providing the highest client benefit and growth potential. We also continually review our portfolio of assets and businesses to assess their fit with our strategy and will, from time to time, decide to wind down or divest businesses or assets to redeploy capital to our areas of strategic focus. We believe that keeping our team and our capital strategically focused benefits our existing clients and our ability to win new clients. At the same time, to the extent our businesses generate excess cash, we strategically use it to repurchase shares, repay debt, pay dividends or for other corporate purposes.
2024 Performance Highlights
2024 was a year of positive momentum for FIS. We delivered accelerating Adjusted Revenue growth, expanded Adjusted
EBITDA margins and significantly exceeded our original Adjusted Earnings Per Share (“EPS”) targets, while also achieving the following:

  Separated Worldpay, with the sale of a majority equity interest completed in January 2024
  Held our first Investor Day in six years, laying out our strategic vision and medium-term financial targets
  Repurchased over $4 billion of shares in FY 2024
  Returned $800 million to shareholders via dividends in 2024, and increased our dividend in January 2025
  Executed on our M&A strategy, closing several complementary acquisitions across our key growth vectors

For more complete information regarding our 2024 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2024 (“2024 Annual Report”) that was filed with the Securities and Exchange Commission (the
“SEC”) on February 13, 2025.
FIS by the Numbers

14K Clients	95% of the World’s Leading Banks	$16T Financial Assets on Platforms	1,500 Sales and Relationship Managers Globally	25K Technologists

17B+ Transactions Processed Annually	$8T Assets Serviced	90%+ Workloads on Cloud	70% of Top 100 Insurance Firms	$50T AUM of Traditional Asset Managers

6	FIS Global
FIS at a Glance
Who FIS Serves

Corporates
From treasury and risk to payments and receivables to data connectivity, FIS® solutions pave the way for business growth for organizations in education, engineering, government, manufacturing, retail, technology and more.

Enterprise Technology	Our clients are driven to innovate. We fuel this with the know-how and agility of the world’s #1 fintech. So that they can innovate for their customers, we innovate for them.

Financial Institutions	Financial institutions can build their transformation on the absolute performance of our financial technology solutions, backed by reliable banking and proven payments infrastructure.

FinTech	Our fintech clients have the vision; we enable fintech innovators to build game-changing solutions and platforms to make their mark on the financial landscape.

Governments
We empower government agencies to defend themselves and vulnerable residents from fraud, find efficiencies with leading-edge infrastructure and build trust with strong data security measures – all provided by FIS®.

Insurance	With digital insurance software solutions, FIS® helps innovative insurers do more for their policyholders, better protect their business and outpace their competitors.

Securities & Investments	With powerful asset management technology, investment banking technology and broker-dealer software, FIS® helps buy- and sell-side firms turn change to their advantage.

Sustainability Highlights
Environmental, Social and Governance
Our approach to environmental, social and governance (ESG) matters and driving long-term value starts with governance structures, policies, management committees and practices designed to support transparent reporting and accountability for our Board and senior management. Our Board’s Corporate Governance, Nominating and Sustainability
Committee has oversight responsibility for our ESG program. Our Vice President of Corporate Affairs and Sustainability
provides semi-annual progress reports to the Committee. For more information about ESG matters at FIS, including governance and oversight, please see the ESG section of our website: https://www.fisglobal.com/global-
sustainability.

2025 Proxy Statement	7
Voting Roadmap

PROPOSAL 1
Election of Directors

Our business is managed under the direction and oversight of our Board. Our proposed nominees for election to the Board consist of eight non-employee directors and one management director. Each member of our Board is elected annually for a one-year term.

The Board recommends that the shareholders vote FOR each director nominee.	See page 17

PROPOSAL 2
Advisory Vote on Executive Compensation

We hold a non-binding advisory “say on pay” vote every year, pursuant to Section 14A of the Securities
Exchange Act of 1934, as amended (the “Exchange Act”). Our executive compensation practices and processes, overseen by the Compensation Committee of our Board, align our executives' compensation with our performance and promote long-term value creation. At our 2024 shareholders’ meeting, this proposal received support from 91.6% of the shares voted.

The Board recommends that the shareholders vote FOR this proposal.	See page 45

PROPOSAL 3
Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm

Although shareholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of KPMG LLP (“KPMG”) to our shareholders for ratification.

The Board recommends that the shareholders vote FOR this proposal.	See page 89

8	FIS Global
Proxy Summary

PROPOSAL 1
Election of Directors

The Board recommends a vote FOR each director nominee.	See page 17
Director Nominee Attributes

BOARD REFRESHMENT	BOARD INDEPENDENCE

8 new directors in past 5 years

FIS maintains a rigorous director selection and evaluation process which supports the Company’s long-term growth strategy and which factors in diversity of experience, skills and background. Although the Board remains confident in its current composition, it continually seeks to identify new director candidates that enhance the skills and experience of the
Board as a whole and support the Company’s evolving business strategy.

2025 Proxy Statement	9
Proxy Summary
Board Expertise & Experience
The collective skills and experience of our director nominees are broad and support each of the pillars of our long-term growth strategy. The following lists identify those competencies and skills critical to the success of FIS.
Core Competencies

EXECUTIVE LEADERSHIP	ENTERPRISE RISK MANAGEMENT / INFORMATION SECURITY

GLOBAL BUSINESS EXPERIENCE	MERGERS AND ACQUISITIONS / CAPITAL ALLOCATION

FINANCIAL EXPERTISE	GOVERNMENT & REGULATORY

PUBLIC COMPANY BOARD EXPERIENCE	SUSTAINABILITY

HUMAN CAPITAL MANAGEMENT
Strategic Skills and Experiences for our Evolving Strategy

TECHNOLOGY	BANKING OR FINANCIAL SERVICES

BUSINESS TRANSFORMATION	DIGITAL TRANSFORMATION

FINANCIAL TECHNOLOGY

10	FIS Global
Proxy Summary
Board of Directors
Nominees for Election as Directors

Name		Age	Director Since	Board Committees	Principal Occupation	Other Public Company Boards

	Jeffrey A. Goldstein	69	2020	CC CGNSC EC	Former Under Secretary of the Treasury for Domestic Finance and Counselor to the Secretary of the Treasury	1

	Stephanie L. Ferris	51	2022	EC	Chief Executive Officer and President, FIS	None

	Nicole M. Anasenes	51	2024	AC RTC EC	Former SVP and CFO, Ansys, Inc.	1

	Mark D. Benjamin	54	2023	CC RTC	Former CEO, Nuance Communications, Inc.	1

	Kourtney K. Gibson	43	2024	AC RTC	CEO, Retirement Solutions, TIAA	1

	Lisa A. Hook	67	2019	RTC AC EC	Former President and CEO, NeuStar, Inc.	2

	Kenneth T. Lamneck	70	2022	CC CGNSC EC	Former CEO, Insight Enterprises, Inc.	2

	Gary L. Lauer	72	2019	CC CGNSC EC	Executive Director and Co-Founder, Eminent Series Group	None

	James B. Stallings, Jr.	69	2013	CC CGNSC	CEO, PS27 Ventures, LLC	1

	Independent	CC	Compensation Committee
	Chair	CGNSC	Corporate Governance, Nominating and Sustainability Committee
AC	Audit Committee	RTC	Risk and Technology Committee
EC	Executive Committee

2025 Proxy Statement	11
Proxy Summary
Governance Policies and Practices Snapshot
In addition to a highly qualified, independent Board, we are committed to maintaining a corporate governance structure that provides strong oversight across FIS and promotes long-term shareholder value creation. Some key highlights of our Board and governance practices are set forth below:

Topic	Practice

Shareholder Accountability	•Annual election of directors with majority vote standard for uncontested elections •Majority vote standard for charter and bylaw amendments •Annual say-on-pay vote

Board Refreshment
•Eight out of nine directors standing for election were appointed in the last five years
•Robust director succession planning with focus on Board candidates with strategically important expertise and diverse experience, skills, and background
•Regular rotation of Board committee assignments
•Mandatory director retirement age of 75

Director Independence and Commitment
•Independent Board Chair
•Eight out of nine director nominees are independent
•Board committees comprised entirely of independent directors
•Director time commitment policy for service on outside public Boards
•Directors required to seek approval prior to joining any additional for-profit company
Board or audit committee, whether public or private
•Each director attended more than 93% of all Board and committee meetings

Executive Sessions	•Independent directors meet regularly without management

Shareholder Rights	•One class of capital stock, with one vote per share •Proxy access

Environmental, Social and Governance (ESG)	•Board-level oversight of ESG initiatives through the Corporate Governance, Nominating and Sustainability Committee •Independent limited assurance of select ESG metrics

Executive and Director Stock Ownership	•Robust stock ownership guidelines for executives and directors •All executives and directors own FIS stock or restricted stock units

Board Self-Evaluations	•Annual Board and committee self-evaluations •Comprehensive new director onboarding program •Formalized director continuing education program

Shareholder Engagement	•Formal annual Board-led shareholder engagement program with director participation, overseen by the Corporate Governance, Nominating and Sustainability Committee

Risk Oversight
•Regular review of the Company’s risk profile, including risks associated with cybersecurity, human capital management, climate change and severe weather events
•Risk and Technology Committee oversees Enterprise Risk Management (ERM)

12	FIS Global
Proxy Summary
Shareholder Engagement
Shareholders Contacted
Shareholders Engaged
Independent Chair
Participation
FIS believes that engagement with our shareholders is critical for delivering sustainable, long-term value and ensuring that our Board and management understand shareholder priorities and work to address them effectively. As such, we maintain an ongoing, proactive engagement program with participation by independent directors, which is overseen by our Board’s Corporate Governance, Nominating and Sustainability Committee.
The feedback received through these engagements is shared with the Board on a regular basis and enables our Board to consider a broad range of perspectives in boardroom discussions. Many of the changes to our compensation, governance and ESG programs implemented over the last several years have been informed by views and insights gathered through our shareholder engagement program.

Topics discussed during our engagements over the last year:

•Our execution on our strategic vision to unlock financial technology to the world across the money lifecycle
•Our progress in refocusing and simplifying our business, improving client centricity, and strengthening our financial position, including through execution of Future Forward and the sale of a majority stake of Worldpay
•Board refreshment, including the appointment of two new independent directors in 2024
•Our executive compensation program philosophy and structure, and adjustments we made to the program in 2024
•Our ESG strategy, priorities, and disclosures

During our shareholder engagement meetings, our shareholders were supportive of the Company’s transformation plan and the progress made to date, and they expressed satisfaction with the structure of our 2024 executive compensation program. This feedback was shared with our executive management team and the Board for incorporation into their decision-making processes.

2025 Proxy Statement	13
Proxy Summary

PROPOSAL 2
Advisory Vote on Executive Compensation

The Board recommends that the shareholders vote FOR this proposal.	See page 45
2024 Compensation Highlights

Strong Performance and Flat CEO Pay in 2024	•Total target compensation for the CEO increased 3% in 2024 compared to 2023 target compensation. •Total shareholder return was 37% for the year, ranking in the 81st percentile of the S&P 500.

Annual Incentive Program
•Performance measures and weightings
were established to align with key value
drivers for the second year of our
strategic transformation.
•Financial targets were consistent with the
Company’s guidance to investors and
reflected strategic priorities tied to the
Company’s transformation goals.
•Paid out 95.9% of target, reflecting FIS’
success in executing on its
strategic priorities.
Program consisted of:

Long-Term Incentive Program
•2024 performance stock unit (“PSU”) grants utilized a three-year vesting period with cliff vesting after year three, and used Adjusted Revenue Growth and Adjusted EPS Growth as the two equally weighted financial metrics. Adjusted Revenue Growth and Adjusted EPS Growth are measured annually against growth targets that were set in advance for each year of the performance period.
These metrics were selected to ensure alignment with the shareholder expectation for financial performance and our long range strategic plans at the time of grant. In the case of the CEO and
CFO, the PSUs are subject to a single three-year relative TSR (rTSR) modifier, which can influence the quantity of earned shares +/- 25%, if performance ranks above the 75th percentile or below the
25th percentile of the S&P 500 Index over the three-year performance period.
•Following the Worldpay sale, the performance goals for the 2022 PSUs were modified to match the
2024 PSUs (while retaining the +/- 15% rTSR modifier from the original terms), to align with the
Company's post-Worldpay priorities.
•Long-term equity incentive awards represented 80% of the CEO's total target compensation, and
65% of her total long-term equity incentive award was in the form of PSUs.
CEO 2024 TARGET*
*  Percentages may not add to 100% due to rounding.
•Consistent with the link between pay and performance and the investment experience of our shareholders in fiscal 2024, the 2024 performance awards were earned at 150% of target for the 2024 measurement period (subject to the +/- rTSR modifier for the CEO and CFO) based on
Revenue and EPS growth. The value of the earned amount will remain subject to market risk based on changes in our stock price until the earned shares are paid out (based on continued service) in the first quarter of 2027.
•The same percentage applied to the 2024 tranche of the 2022 PSUs, plus 15% under the rTSR modifier, for a payout of 172.5% of target. In the aggregate, the 2022 PSUs paid out at 81.6% of the target number of shares.

14	FIS Global
Proxy Summary

PROPOSAL 3
Ratification of Independent Registered Public Accounting Firm

The Board recommends that the shareholders vote FOR this proposal.	See page 89
Ratification of KPMG as the Company’s Independent
Registered Public Accounting Firm
Although shareholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of KPMG to our shareholders for ratification. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and our shareholders. If our shareholders do not ratify the Audit Committee’s selection, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
In choosing our independent registered public accounting firm, our Audit Committee conducts a comprehensive review of the qualifications of those individuals who will lead and serve on the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm. The review also includes matters required to be considered under the SEC rules on “Auditor Independence,” including the nature and extent of non-audit services, to ensure that they will not impair the independence of the accountants.
Representatives of KPMG are expected to be present at the annual meeting. These representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Principal Accounting Fees and Services
The Audit Committee engaged KPMG to audit the consolidated financial statements of the Company for the 2024 fiscal year. For services rendered to us during or in connection with our fiscal years ended December 31, 2024 and 2023, we were billed the following fees by KPMG:

	2024	2023
Audit Fees(1)	$12,253,934	$21,535,579
Audit-Related Fees(2)	$315,351	$268,521
Tax Fees(3)	$1,870,201	$471,522
All Other Fees(4)	$475,002	$288,455
(1)Audit fees consisted of fees for the audits, registration statements and other filings related to the Company’s 2024 and 2023 financial statements, and audits of the Company’s subsidiaries required for regulatory reporting purposes, including billings for out-of-pocket expenses incurred
(2)Audit-related fees in 2024 and 2023 consisted primarily of fees for various assurance reports.
(3)Tax fees in 2024 and 2023 consisted principally of fees for tax compliance, tax planning and tax advice.
(4)Other non-audit permitted services associated with various initiatives by the Company.
Approval of Accountants’ Services
In accordance with the requirements of the Sarbanes-Oxley Act of 2002, all audit and audit-related work and all non-audit work performed by KPMG is approved in advance by the Audit Committee. The Audit Committee has adopted policies and procedures for pre-approving work performed by KPMG. Specifically, the Audit Committee has pre-
approved the use of KPMG for specific types of services subject to maximum amounts set by the committee.
Additionally, specific pre-approval authority is delegated to our Audit Committee chair, provided that the estimated fee for the proposed service does not exceed a pre-approved maximum amount set by the committee. Our Audit Committee chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Any other services are required to be pre-approved by the Audit Committee.
Intentionally Left Blank

16	FIS Global

2025 Proxy Statement	17

Proposal 1: Election of Directors

Our business is managed under the direction and oversight of our Board. Our proposed nominees for election to the Board consist of eight non-employee directors and one management director.
Each member of our Board is elected annually for a one-year term.
If elected by our shareholders, each nominee will hold office for a one-year term expiring at the
2026 annual meeting of shareholders and until his or her successor is duly elected and qualified, or until the director’s earlier resignation or removal. Our Board has no reason to believe that any nominee for director will be unable to serve. However, if any nominee should, for any reason, become unable to serve or for good cause will not serve prior to the 2025 Annual Meeting of
Shareholders, proxies will be voted for another nominee selected by the Board. Proxies cannot be voted for more than nine persons. Alternatively, at our Board’s discretion, proxies may be voted for fewer nominees if a nominee becomes unable to serve or for good cause will not serve.
The table on the following page summarizes the knowledge, experience and biographical information concerning the nine nominees for election as directors of the Company.
The number of public company boards listed for each nominee does not include their service on the FIS Board.

The Board recommends that the shareholders vote “FOR” the election of each director nominee.

18	FIS Global
Proposal 1: Election of Directors

The collective skills and experience of our director nominees support each of the pillars of our long-term growth strategy.
The following chart summarizes those skills under several criteria critical to the success of FIS. Virtually all of our directors have expertise in these categories; however, we have only indicated those directors in this chart whose experience in each category is deemed to be significant.

Knowledge, Skills, Experience
Core Competencies

Executive Leadership
Global Business Experience
Financial Expertise
Public Company Board Experience
Human Capital Management
Enterprise Risk Management/Information Security
Mergers and Acquisitions/Capital Allocation
Government and Regulatory
Sustainability

Strategic Skills and Experiences for Our Evolving Strategy

Technology
Business Transformation
Financial Technology
Banking or Financial Services
Digital Transformation

Board Tenure
Years	0	2	2	0	5	6	3	6	12
Age
Age (years old)	51	54	51	43	69	67	70	72	69
Denotes relevant CEO experience
Although the Board remains confident in its current composition, including the skillset and experience of the current directors, the Board continually seeks to identify new director candidates that enhance the skills and experience of the
Board as a whole and support the Company’s evolving business strategy.

2025 Proxy Statement	19
Proposal 1: Election of Directors
Nominees for Election as Director
Nine nominees are standing for re-election to the Board. The collective skills, talents, experiences and perspectives of the Board are broad and varied. Our Board includes executives who have worked in the fields of technology, payments and financial services, among others. We have several current or former CEOs, and also have directors who have had executive responsibilities globally in operations, finance, and sales. The director nominee tenure on the FIS Board spans from 0 to 12 years. This range of tenure allows the Board to benefit from directors' experience and familiarity with our business and ongoing strategic transformation while infusing fresh perspectives.

Jeffrey A. Goldstein Independent Chair

Age: 69 | Director since: 2020 Committee Chair: Executive	Committee Member: Compensation, Corporate Governance, Nominating and Sustainability Other Current Public Company Boards: 1

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Enterprise Risk Management/ Information Security

Mergers and Acquisitions/ Capital Allocation	Government and Regulatory	Business Transformation

Financial Technology	Banking/Financial Services

Experience
•Senior Advisor, Canapi Ventures (2019 – present)
•Advisor Emeritus (2019 – present), Senior Advisor (2016 – 2019), Managing Director (2011 – 2016 and 2004 – 2009),
Hellman & Friedman LLC
•Chief Executive Officer, SpringHarbor Financial Group LLC (2016 – 2018)
•Under Secretary of the Treasury for Domestic Finance and Counselor to the Secretary of the Treasury (2009 – 2011)
•Managing Director (1999 – 2004), Chief Financial Officer (2003 – 2004), World Bank
•Co-Chairman, BT Wolfensohn and partner at predecessor organizations (1984 – 1999) and a member of the Bankers Trust
Company Management Committee (1996 – 1999)

Other Public Company Boards (Current)
•Bank of New York Mellon (2014 – present)
Other Public Company Boards (Former)
•Westfield Corporation (2016 – 2018)
•LPL Financial (2005 – 2009, 2011 – 2013)
•Arch Capital (2006 – 2007)
Education •BA, Economics, Vassar College •MA, M Phil., PhD, Economics, Yale University

20	FIS Global
Proposal 1: Election of Directors

Stephanie L. Ferris Chief Executive Officer and President

Age: 51 | Director since: 2022 Committee Chair: None	Committee Member: Executive Other Current Public Company Boards: None

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Enterprise Risk Management/ Information Security

Mergers and Acquisitions/ Capital Allocation	Government and Regulatory	Sustainability

Technology	Business Transformation	Financial Technology

Banking/Financial Services	Digital Transformation Experience

Experience
•Chief Executive Officer (December 2022 – present), President (February 2022 – present), Corporate Executive Vice President and Chief Administrative Officer (2021 – 2022), Corporate Executive Vice President and Chief Operating Officer
(2019 – 2020), FIS
•Chief Financial Officer (2016 – 2019), Deputy Chief Financial Officer (2015 – 2016), General Manager, Merchant Bank and
Head of Relationship Management, Financial Institution Services (2013 – 2015), Head of Financial Planning and Analysis
(2010 – 2013), Worldpay
•Worked in public accounting at PricewaterhouseCoopers (1995 – 2001)

Other Public Company Boards (Former) •Lululemon Athletica Inc. (2019 – 2022)	Education •BA, Accounting, Miami University

2025 Proxy Statement	21
Proposal 1: Election of Directors

Nicole M. Anasenes Independent Director

Age: 51 | Director since: 2024 Committee Chair: Audit	Committee Member: Executive, Risk and Technology Other Current Public Company Boards: 1

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Enterprise Risk Management/ Information Security

Mergers and Acquisitions/ Capital Allocation	Sustainability	Technology

Business Transformation	Digital Transformation Experience

Experience
•Chief Financial Officer (2021 – 2024) and Senior Vice President, Finance (2020 – 2024), ANSYS, Inc.
•Chief Financial Officer and Chief Operating Officer, Squarespace, Inc. (2016 – 2020)
•Chief Financial Officer, Infor (2013 – 2015)
•Served in various leadership roles at IBM

Other Public Company Boards (Current) •Motorola Solutions, Inc. (2024 – present) Other Public Company Boards (Former) •ANSYS, Inc. (2018 – 2020) •VMware, Inc. (2022 – 2023)	Education •BS, Economics, New York University – Leonard N. Stern School of Business •MBA, Strategic Management, Wharton School of the University of Pennsylvania

22	FIS Global
Proposal 1: Election of Directors

Mark D. Benjamin Independent Director

Age: 54 | Director since: 2023 Committee Chair: None	Committee Member: Compensation, Risk and Technology Other Current Public Company Boards: 1

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Mergers and Acquisitions/ Capital Allocation

Technology	Business Transformation	Financial Technology

Digital Transformation Experience

Experience
•Chief Executive Officer and a Director, Nuance Communications, Inc. (2018 – 2023)
•President and Chief Operating Officer, NCR Corporation (2016 – 2018)
•Held various leadership roles at Automatic Data Processing, Inc., including President of Global Enterprise Solutions
(1992 – 2016)

Other Public Company Boards (Current) •PTC Corp. (2021 – present) Other Public Company Boards (Former) •Nuance Communications, Inc. (2018 – 2023)	Education •BA, International Finance and Marketing, University of Miami

2025 Proxy Statement	23
Proposal 1: Election of Directors

Kourtney K. Gibson Independent Director

Age: 43 | Director since: 2024 Committee Chair: None	Committee Member: Audit, Risk and Technology Other Current Public Company Boards: 1

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Government and Regulatory

Financial Technology	Banking/Financial Services

Experience
•Chief Executive Officer, Retirement Solutions (2024 – Present), Senior Executive Vice President (2022 – 2024), TIAA
•Executive Vice Chairman (2022 – 2022, President (2016 – 2022), Head of the Fixed Income Division (2015 – 2016), Head of the
Equity Division (2005 – 2015), Loop Capital Markets

Other Public Company Boards (Current) •MarketAxess Holdings, Inc. (2020 – present) Other Public Company Boards (Former) •Lululemon Athletica, Inc. (2020 – 2023)	Education •BA, International Finance, University of Miami •MBA, Business Administration, Management and General, Northwestern University Kellogg School of Management

24	FIS Global
Proposal 1: Election of Directors

Lisa A. Hook Independent Director

Age: 67 | Director since: 2019 Committee Chair: Risk and Technology	Committee Member: Audit, Executive Other Current Public Company Boards: 2

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Enterprise Risk Management/ Information Security

Mergers and Acquisitions/ Capital Allocation	Government and Regulatory	Sustainability

Technology	Business Transformation	Digital Transformation Experience

Experience
•President and Chief Executive Officer (2010 – 2018), Chief Operating Officer (2008 – 2010), NeuStar, Inc.
•President and Chief Executive Officer, Sunrocket, Inc. (2006 – 2007)
•Held several executive-level posts including President, AOL Anywhere and President, Broadband, Premium and Developer
Services, America Online, Inc. (2001 – 2004)
•Served in executive and special advisory roles, Time Warner, Inc. (1989 – 1995)
•Legal Advisor to the Chairman, Federal Communications Commission (1987 – 1989)
•Senior Attorney, Viacom International, Inc. (1985 – 1987)

Other Public Company Boards (Current)
•Philip Morris International Inc. (2018 – present)
•Nokia Corporation (2022 – present)
Other Public Company Boards (Former)
•Ritchie Brothers Auctioneers (now known as RB Global, Inc.)
(2021 – 2023)
•Partners Group Holdings (2020 – 2021)
•Unisys Corporation (2019 – 2021)
•Worldpay, Inc. (2015 – 2019, until its acquisition by FIS)
•NeuStar, Inc. (2010 – 2019)
•RELX plc & NV (2006 – 2016)
Education •BA, Public Policy, Duke University •JD, Dickinson School of Law at Pennsylvania State University

2025 Proxy Statement	25
Proposal 1: Election of Directors

Kenneth T. Lamneck Independent Director

Age: 70 | Director since: 2022 Committee Chair: Corporate Governance, Nominating and Sustainability	Committee Member: Compensation, Executive Other Current Public Company Boards: 2

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Enterprise Risk Management/ Information Security

Mergers and Acquisitions/ Capital Allocation	Sustainability	Technology

Business Transformation	Digital Transformation Experience

Experience
•Executive Vice President (2022 – 2025), President and Chief Executive Officer (2010 – 2021), Insight Enterprises, Inc.
•President, the Americas, Tech Data Corporation (2004 – 2009)
•Held several executive management positions at Arrow Electronics Inc. (1988 – 2004)
•Following five years of service in the United States Army, began his civilian career at IBM as an engineer

Other Public Company Boards (Current) •Benchmark Electronics, Inc. (2013 – present) •TDSynnex (2025 – present) Other Public Company Boards (Former) •Insight Enterprises, Inc. (2010 – 2021)	Education •BS, United States Military Academy at West Point •MBA, University of Texas at El Paso

26	FIS Global
Proposal 1: Election of Directors

Gary L. Lauer Independent Director

Age: 72 | Director since: 2019 Committee Chair: Compensation	Committee Member: Corporate Governance, Nominating and Sustainability, Executive Other Current Public Company Boards: None

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Mergers and Acquisitions/ Capital Allocation

Government and Regulatory	Technology	Business Transformation

Experience
•Executive Director and a Co-founder, Eminent Series Group (2017 – present)
•University of Southern California Board of Leaders (2009 – present)
•Chairman and Chief Executive Officer, eHealth, Inc. (1999 – 2016)
•Chairman and Chief Executive Officer, MetaCreations Corporation (1998 – 1999)
•Held senior executive positions, including Executive Vice President and President, World Trade Corp, Silicon Graphics, Inc.
(1987 – 1997)
•Began his career at IBM

Other Public Company Boards (Former) •Worldpay, Inc. (2012 – 2019, until its acquisition by FIS) •eHealth, Inc. (1999 – 2016) •MetaCreations Corporation (1998 – 1999)	Education •BS, University of Southern California

2025 Proxy Statement	27
Proposal 1: Election of Directors

James B. Stallings, Jr. Independent Director

Age: 69 | Director since: 2013 Committee Chair: None	Committee Member: Compensation, Corporate Governance, Nominating and Sustainability Other Current Public Company Boards: 1

Skills and Qualifications

Executive Leadership	Global Business Experience	Financial Expertise

Public Company Board Experience	Human Capital Management	Enterprise Risk Management/ Information Security

Mergers and Acquisitions/ Capital Allocation	Sustainability	Technology

Financial Technology	Banking/Financial Services

Experience
•Chief Executive Officer, PS27 Ventures, LLC (2013 – present)
•Served in a variety of roles, including General Manager of Global Markets, Systems and Technology (2009 – 2013) and General
Manager, Enterprise Systems, Systems and Technology Group (2002 – 2009 and 1984 – 1996), IBM Corporation
•Founder, Chairman and Chief Executive Officer, E House (2000 – 2002)
•Served as a Captain in the U.S. Marine Corps

Other Public Company Boards (Current) •Cannae Holdings, Inc. (2018 – present) Other Public Company Boards (Former) •UGI Corporation (2015 – 2023)	Education •BS, U.S. Naval Academy

28	FIS Global
Proposal 1: Election of Directors
Board Oversight
Our Board is responsible for overseeing the business and affairs of our Company. In carrying out this responsibility, the
Board oversees the long-term strategy of our Company and advises our senior management to help drive long-term value creation for our shareholders. Our Board is highly engaged and receives regular updates on a wide variety of matters affecting our Company, including, without limitation, CEO and management development and succession planning, enterprise risk management, cybersecurity and crisis management, strategic planning, the Company’s ESG
Program, and the annual review of our CEO’s performance.
Our Board met six (6) times in 2024. Each of our current directors attended at least 93% of the meetings of the Board and of the Committees of which he or she was a member.
We do not, as a general matter, require our Board members to attend our annual meeting of shareholders, although each of our directors is invited to attend our 2025 annual meeting. All of our directors standing for election at the 2024 annual meeting of shareholders attended that meeting.
Management Development and Succession Planning
Our Board oversees the succession plan for our CEO and President, CFO and certain other executive officers, both in an emergency situation and in the ordinary course of business. In addition, the Board receives periodic updates on the succession plans for our senior management.
Our Board has been actively engaged in assessment, interview and selection of candidates for key executive roles in recent years, including leaders of functional departments and major business units. Key leaders regularly present to the
Board as part of their development reporting on deliverables in driving our strategic agenda.
Risk Oversight
The Board, acting directly and through its committees, is actively involved in oversight of risks inherent in the operation of the Company’s businesses and the implementation of its strategic plan. Management is responsible for the day-to-
day assessment, identification, monitoring and decision-making regarding the risks we face. Our Board and its committees are primarily responsible for risk oversight in the areas described below, with the Risk and Technology
Committee providing primary oversight for the Enterprise Risk Management function. Throughout the year, the Board and each committee review and discuss specific risk topics, and the Risk and Technology Committee receives quarterly
Enterprise Risk reports regarding the most significant risks facing the Company, including security, financial, legal, operational and strategic risk and summarizes those reports to the Board. These reports include an in-depth analysis of each risk category, including an assessment of the likelihood and magnitude of the risk, the risk trends and forward-
looking commentary on potential emerging risks. In addition, each committee of the Board provides periodic reports to the full Board regarding its areas of responsibility and oversight. We believe that our Board’s active role in risk oversight supports our efforts to manage areas of material risk to the Company.

2025 Proxy Statement	29
Proposal 1: Election of Directors
The Board closely monitors and is actively involved in the risk oversight associated with the financial markets. As one of the leading institutions serving the financial services community, management has a robust Enterprise Risk Management function designed to support our business plans despite the current volatile macroeconomic environment.

Board/committee	Primary areas of risk oversight

Board
Risks and exposures associated with our business strategy, financial performance, policy matters, acquisitions and divestitures, succession planning, crisis management and other matters that may present material risk to our financial performance, plans, prospects or reputation, as well as risks and exposures associated with our operational infrastructure, particularly security and reliability.

Audit Committee
Risks and exposures associated with financial matters, privacy matters, tax, accounting, disclosure, internal control over financial reporting, internal audit, legal and regulatory compliance, compliance with our code of business conduct and ethics, capital availability and liquidity matters.

Corporate Governance, Nominating and Sustainability Committee
Risks and exposures associated with director succession planning, ESG matters, climate risk, lobbying and political engagement, overall Board and committee effectiveness and composition and compliance with our Corporate
Governance Guidelines.

Compensation Committee	Risks and exposures associated with retention and succession, executive compensation programs and arrangements and certain broad-based compensation vehicles.

Risk and Technology Committee
Risks and exposures associated with the Enterprise Risk Management function, strategy and competition (including innovation and disruptive technology risk), cybersecurity, information security, technology, business continuity, fraud, operations and infrastructure, brand and reputation risk, geopolitical and country risk and regulatory reports or inquiries related to enterprise risks.

Cybersecurity and Information Security Risk
Our Board recognizes the importance of maintaining the trust and confidence of our customers, clients and employees, and devotes significant time and attention to oversight of cybersecurity and information security risk.
Facilitated via regular updates on cybersecurity risk, our Board takes an active role in overseeing, managing, and setting risk tolerances for our cybersecurity program. In 2024, the Board received regular updates from FIS representatives, as well as industry experts, on emerging cyber risk trends and risk management programs undertaken by company management to mitigate these risks.
The Risk and Technology Committee oversees the Company’s cybersecurity and information security risk programs, as well as management’s actions to identify, assess, mitigate and remediate material cyber risk issues. The Risk and
Technology Committee receives regular quarterly reports from the Chief Risk Officer and Chief Information Security
Officer on the Company’s cybersecurity and information security programs, and other periodic updates throughout the year. The Risk and Technology Committee also meets with third-party advisors and experts, as appropriate, to evaluate the Company’s cybersecurity and information security programs. The Company’s risk environment is re-assessed quarterly, or more frequently in the case of potential emerging risks, and any significant emerging risks that are identified are subsequently transitioned and incorporated into the Company’s risk assessment program.

30	FIS Global
Proposal 1: Election of Directors
Data Protection & Privacy
Cybersecurity and privacy are fundamental to FIS' complex, global business. Performing well in these areas is an asset that can increase FIS' competitive advantage, market share, and reputation. Conversely, challenges or failures in these spaces can have a material adverse affect on our business, customers, and reputation.
"Think Secure. Be Secure." represents the underlying theme of our comprehensive cybersecurity and data protection programs. In general, global attacks on corporate and governmental information technology systems continue to grow in frequency, complexity and sophistication. We remain vigilant and focused on making strategic investments in information security to protect our clients and our information systems. We also participate in industry and governmental initiatives to improve information security for our clients.
Events in the last few years have emphasized that the technology ecosystem in which FIS operates is highly interconnected. A successful cyberattack, privacy breach, or technology failure that is several links in the information supply chain away from FIS can have a significant impact on FIS and its operations.
FIS is committed to being a trusted steward of customer and consumer information, and is dedicated to compliance with all applicable cybersecurity, data protection, privacy, cyber resilience, and artificial intelligence laws wherever we do business. All FIS employees and contractors are required to complete annual Information Security and Privacy
Awareness Training, which includes specific education on personal data protection, compliance, and risk management topics.
On a quarterly basis, our internal team evaluates and defines the Company's risk exposure in cybersecurity using a consistent set of key performance indicators based on the risk categories of security, financial, legal, operational and strategic risk, and conducts a review of the internal and external context of threat frequency. Our assessment is then reported to an internal Executive Risk and Technology Committee, and a subset of the materials provided to the
Executive Risk and Technology Committee are presented to the Board's Risk and Technology Committee. It is our
Company's practice that the Chair of the Board attend and actively participate in any meetings of the Risk and
Technology Committee, and we believe our Independent Chair's experience in the areas of corporate finance, government, and financial regulation provides meaningful guidance to the Board in its role of risk oversight. In addition, the Audit Committee receives quarterly presentations from the Company's Chief Compliance Officer on the Company's compliance activities and twice a year updates from the Chief Privacy Officer on privacy and data protection matters.
Strategic Planning
One of the Board’s primary responsibilities is overseeing management’s establishment and execution of the Company’s strategy to create long-term, sustainable value for FIS stockholders. As a result, the Board maintains an active oversight role in helping management formulate, plan and implement the Company’s strategy. The Board annually conducts a thorough and in-depth strategy review which encompasses strategic plans for the Company as a whole and for individual businesses and select functional areas. The Board’s review looks out several years into the future and assesses the Company’s positioning within the competitive landscape, including the Company’s existing and prospective markets, technological changes, the products the Company offers and plans to offer, existing and emerging competitors and the opportunities and challenges facing the Company. As part of its review, the Board assesses the overall strategic goals; the courses of action (and the related timing), which may include investments and acquisitions, needed to achieve those goals; the capabilities, capital and other resources required to implement those actions; and
challenges to executing the strategy and approaches to remediating those challenges. In its review, the Board considers input received from shareholders and other stakeholders. Throughout the year, and at least quarterly, the CEO and executive management provide detailed updates to the Board on the progress of and challenges to FIS’ strategy, as well as related risks and other significant business developments.
ESG Program
Our Board’s Corporate Governance, Nominating and Sustainability Committee oversees our environmental, social and governance program, including the Company’s climate risks and opportunities. Our Vice President of Corporate Affairs and Sustainability provides semi-annual progress reports to the Committee.

2025 Proxy Statement	31
Proposal 1: Election of Directors
CEO Performance Evaluation
Our Compensation Committee, including our Independent Chair, leads an annual evaluation of the CEO’s performance.
The evaluation process includes executive sessions of the independent directors to discuss the CEO’s performance and ongoing discussions between our Independent Chair and the CEO throughout the year.
Corporate Governance Policies and Practices
The Board is responsible for overseeing our business, and the competence and integrity of our management, to serve the long-term interests of our shareholders. The Board believes that sound corporate governance is essential to effective fulfillment of its oversight responsibilities. The Board has adopted Corporate Governance Guidelines, which are reviewed at least annually and updated as needed. The Corporate Governance Guidelines provide a framework for effective corporate governance of the Company. You can find a copy of our Corporate Governance Guidelines in the governance section of our website at www.investor.fisglobal.com and our Amended and Restated Articles of Incorporation and our
Amended and Restated Bylaws can be found as exhibits to our Annual Report on Form 10-K. For a summary of our governance practices, see "Proxy Summary".
Shareholder and Stakeholder Engagement
We are committed to ongoing engagement with our shareholders and other stakeholders. We believe that our engagement allows executive management and the Board the opportunity to understand the concerns of our shareholders and other stakeholders and make educated and deliberate decisions that are balanced and appropriate for our diverse stakeholder base and in the best interests of FIS.
We maintain an ongoing proactive engagement program overseen by our Board’s Corporate Governance, Nominating and Sustainability Committee. We engage with a wide range of stakeholders, including shareholders, ESG rating firms, proxy advisory firms, fixed income investors, prospective shareholders, rating agencies and thought leaders, among others.
Throughout the year, members of our Investor Relations team, ESG team, executive compensation team, corporate governance team and executive management team regularly engage with our shareholders and other stakeholders to seek their input, to remain well-informed regarding their perspectives and to help increase their understanding of our business.
Our executive management team and Board regularly consider feedback from our shareholders and other stakeholders and, as deemed appropriate, incorporate this feedback into the design and implementation of our strategy, programs and practices.
Corporate Governance Guidelines
Our Corporate Governance Guidelines are intended to provide, along with the charters of the committees of our Board, a framework for the functioning of our Board and its committees and to establish a common set of expectations as to how our Board should perform its functions. The Corporate Governance Guidelines address, among other things, the composition of our Board, the selection of directors, the functioning of our Board, the committees of our Board, the evaluation and compensation of directors and the expectations of directors, including ethics and conflicts of interest.
You can find a copy of our Corporate Governance Guidelines in the governance section of our website at
www.investor.fisglobal.com. Shareholders may also obtain a copy by writing to the Corporate Secretary at the address set forth under “Available Information” on page 97.

32	FIS Global
Proposal 1: Election of Directors
Code of Business Conduct and Ethics
Our Board has adopted an amended and restated Code of Business Conduct and Ethics (“Code of Conduct”), which is applicable to all our directors, officers and employees. The purpose of the Code of Conduct is to: (i) promote honest and ethical conduct, including the ethical handling of conflicts of interest; (ii) promote full, fair, accurate, timely and understandable disclosure; (iii) promote compliance with applicable laws and governmental rules and regulations;
(iv) ensure the protection of our legitimate business interests, including corporate opportunities, assets and confidential information; and (v) deter wrongdoing. Any waiver or amendment to the Code of Conduct with respect to the CEO, any
Executive Officer or any Senior Financial Officer (as defined therein) must be approved by the Audit Committee and will be promptly disclosed to the extent required under applicable law, rule or regulation.
Individuals are required to report suspected violations of the law, the Code or any FIS policy or standard. FIS has multiple confidential reporting channels. FIS does not tolerate retaliation against individuals who report wrongdoing or cooperate in an investigation.
The Board, through the Corporate Governance, Nominating and Sustainability Committee, has adopted a Code of
Business Conduct and Ethics for Directors (“Director Code of Conduct”). This Director Code of Conduct provides guidelines for the directors in performing their functions on the Board, particularly with respect to transactions in the securities of the Company, potential conflicts of interest, the taking of corporate opportunities for personal use, and competing with the Company. Our directors review and certify compliance with this Director Code of Conduct annually.
The Code of Conduct and the Director Code of Conduct are available for review in the governance section of our website at www.investor.fisglobal.com. Shareholders may also obtain a copy of the Code of Conduct or the Director Code of
Conduct by writing to the Corporate Secretary at the address set forth under “Available Information” on page 97.
Review, Approval or Ratification of Transactions with Related Persons
Our Board has adopted a written related person transactions policy. Our Corporate Governance, Nominating and
Sustainability Committee reviews and approves all transactions with certain "related persons" that are required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended. Related persons include our executive officers, directors, nominees for directors, 5% or more beneficial owners of our common stock, and immediate family members of these persons. We refer to transactions involving amounts in excess of $120,000 and in which the related person has a direct or indirect material interest as “related person transactions.” Each related person transaction must be approved in accordance with the Company’s written Related Person Transactions Policy by the
Corporate Governance, Nominating and Sustainability Committee of the Board or, if the Corporate Governance,
Nominating and Sustainability Committee of the Board determines that the approval of such related person transaction should be considered by all disinterested members of the Board, by the vote of a majority of such disinterested members. Since January 1, 2024, there have been no transactions, or currently proposed transactions, between the
Company and related persons that required review by the Audit Committee (prior to adoption of the Related Person
Transactions Policy) or the Corporate Governance, Nominating and Sustainability Committee or that required disclosure in this proxy statement.
The Corporate Governance, Nominating and Sustainability Committee of the Board considers all relevant factors when determining whether to approve a related person transaction, including, without limitation, the following:
•The size of the transaction and the amount payable to a related person;
•The nature of the interest of the related person in the transaction;
•Whether the transaction was undertaken in the ordinary course of business of the Company;
•Whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties; and
•Any other information regarding the related person transaction or related person that would be material to investors in light of the circumstances of the transaction.

2025 Proxy Statement	33
Proposal 1: Election of Directors
Board Refreshment and Effectiveness
The Corporate Governance, Nominating and Sustainability Committee oversees and plans for director succession and refreshment to add strategically important expertise and to maintain a diversity of thought, background and experience that supports the Company’s long-term strategy. Through our succession and refreshment plans, the Corporate
Governance, Nominating and Sustainability Committee has an ongoing opportunity to:
•Evaluate the depth and variety of experience of our Board;
•Expand and replace key skills and experience that support our long-term strategy;
•Maintain a balanced mix of director tenures; and
•Maintain board size at appropriate levels.
Searches for Director Candidates
The Corporate Governance, Nominating and Sustainability Committee develops and recommends to the Board criteria for the selection of qualified directors. When a need for a new director to fill a new Board seat or vacancy arises, the
Corporate Governance, Nominating and Sustainability Committee proceeds by whatever means it deems appropriate to identify a qualified candidate or candidates, including engaging director search firms or considering candidates recommended by shareholders, as described below. The Committee reviews the qualifications of each candidate. Final candidates are generally interviewed by all of the Committee members, other members of the Board and select members of executive management. In addition, background and reference checks are conducted. The Committee makes a recommendation to our Board based on its review, the results of interviews with the candidate and all other available information. The Board makes the final decision on whether to invite the candidate to join our Board, with such invitation being extended by the Independent Chair of the Board.
Board Composition
The Corporate Governance, Nominating and Sustainability Committee periodically reviews the skills and experiences of our current Board to determine whether the addition of directors with particular experience and skills would make our Board more effective. In conducting its evaluation of potential Board candidates, the Committee and the Board consider many factors, with no single factor being determinative or required. Rather, the Committee and the Board weigh all relevant considerations to determine whether the candidate will effectively interact with and contribute to the
Board in a collaborative and collegial manner. Specific qualifications considered include: skills and experience, professional and work history; educational background and degrees earned; financial acumen and qualifications as a “financial expert” under the SEC standards; scope of business experience, including size and complexity of organizations run by the candidate, P&L responsibility and international business experience; breadth of experience in the financial technology, financial services, or related industries; the candidate’s contribution to Board diversity, including diversity of skills and experience; ability to satisfy New York Stock Exchange (“NYSE”) independence standards; and availability and willingness to commit the necessary time to Board service. In addition, the Committee will look for candidates who have demonstrated throughout their careers the highest personal and professional ethics, integrity, and values. Candidates must possess the experience and perspective to interact effectively with the Board on any number of commercial, financial, or strategic matters. Moreover, these candidates should demonstrate an ability to do all of this with a consultative and engaging approach that encourages active listening and constructive dialogue.

34	FIS Global
Proposal 1: Election of Directors
Board Time Commitment Policy
Our Corporate Governance Guidelines provide that directors who are full-time employees of other companies should not serve on more than one public company board at a time in addition to the Company’s Board, and directors who are retired from active employment should not serve on more than three public company boards in addition to FIS’ Board.
Audit Committee members should generally not serve on more than two public company audit committees in addition to
FIS’ Audit Committee. The Board may, however, make exceptions to these standards if the Board believes it to be in the best interests of FIS and its shareholders and determines that such simultaneous service will not impair the ability of the director to serve effectively on our Board.
Directors are required to seek prior approval from the Independent Chair and the Chair of the Corporate Governance,
Nominating and Sustainability Committee prior to accepting an offer to serve on another for-profit company board or audit committee, whether public or private. Directors should advise the Independent Chair, Chair of the Corporate
Governance, Nominating and Sustainability Committee and Chief Legal Officer in advance of accepting any such offer to join another board or audit committee. The Independent Chair and the Chair of the Corporate Governance, Nominating
and Sustainability Committee will promptly review any request to join another board or audit committee with assistance and advice from the Chief Legal Officer, and will determine whether to permit or deny the additional service.
Our Corporate Governance, Nominating, and Sustainability Committee periodically evaluates director time commitments according to the aforementioned policies and processes; all of our directors are currently in compliance.
Mandatory Retirement Age Policy
To enhance Board refreshment, our Board has adopted a mandatory retirement age of 75 for directors, which is reflected in the Corporate Governance Guidelines.
Director Onboarding and Continuing Education
The Corporate Governance, Nominating and Sustainability Committee has adopted guidelines to promote director continuing education. These guidelines encourage directors to attend director education programs as they deem appropriate to stay abreast of developments in corporate governance, the industry in which FIS participates, and best practices relevant to their contribution to the Board generally, as well as to their responsibilities in their specific committee assignments. Directors share with their fellow Board members on a quarterly basis any insights, observations, or conclusions that may have been derived from relevant director education programs. In addition, the Company provides educational opportunities for directors during regularly scheduled Board meetings and provides access to third-party educational programs. Finally, the Company provides periodic updates to the Board on key governance topics.

2025 Proxy Statement	35
Proposal 1: Election of Directors
Our Board and Committee Evaluation Process
The Corporate Governance, Nominating and Sustainability Committee oversees the annual evaluation of the Board and of each committee. In 2024, each director completed a tailored self-evaluation form, providing anonymous input regarding the leadership, performance and effectiveness of the Board and each committee on which the director serves, as further described below. The Chair of the Board and the chair of each committee received the results of the annual written evaluation. Each committee chair reviewed that committee’s results with that committee.
The Chair of the Corporate Governance, Nominating and Sustainability Committee reviewed and discussed the results and feedback from the Board and committee written evaluation forms with each director. This process has been successful in evaluating the effectiveness of our Board and committees and identifying areas to improve our Board.
In addition, the Corporate Governance, Nominating and Sustainability Committee periodically assesses the collective skills and experiences of our Board, comparing a Board skills matrix to the Company’s long-term strategy and the anticipated tenure of each director to identify potential areas of need on the Board in both the short term and long term.
The committee makes recommendations to our Board regarding its size, composition and structure based on this assessment. In determining whether to nominate an incumbent director for re-election, the Corporate Governance,
Nominating and Sustainability Committee evaluates each incumbent director and director candidate in light of the committee’s assessment of the talents, skills and other characteristics needed to enhance the effectiveness of the
Board. This process is both annual and continuous, with the Independent Chair of the Board and the Chair of the
Corporate Governance, Nominating and Sustainability Committee addressing concerns, as they may arise, with regard to director performance or capacity.
Separately, the Chair of the Corporate Governance, Nominating and Sustainability Committee, the Independent Chair,
the Chief Legal Officer, and the Corporate Secretary each routinely communicate with our Board members and receive current feedback regarding Board and committee effectiveness. This continuous feedback, along with the evaluation process and assessment discussed above, helps ensure the continued effectiveness of the Board.
Our 2024-2025 Shareholder Engagement Program
Shareholder engagement is a year-round process at FIS. In late 2024 and early 2025, we sought meetings with ISS,
Glass Lewis and shareholders representing collectively more than 45% of our outstanding shares. Our engagement efforts resulted in meetings with shareholders holding more than 25% of our outstanding shares.
In order to establish a direct dialogue between our shareholders and our Board, Jeffrey Goldstein, our Independent Chair
and member of our Compensation Committee and Corporate Governance, Nominating and Sustainability Committee,
participated in engagement meetings. Mr. Goldstein was joined by our Executive Vice President – Chief Legal and
Corporate Affairs Officer and Corporate Secretary, Executive Vice President - Chief People Officer, Senior Vice President
– Head of Investor Relations, and Vice President – Corporate Affairs, among others.
Our engagements focused on our progress in: executing on our strategic vision; refocusing and simplifying our business, improving our client-centricity and strengthening our financial position, including through execution of Future Forward and the sale of a majority stake of Worldpay; refreshing our Board, including the appointment of two new independent directors in 2024; adjustments we made to our executive compensation program in 2024 to increase the focus on operational excellence and execution, and our ESG strategy, priorities and disclosures.

36	FIS Global
Proposal 1: Election of Directors
Contacting the Board
Any shareholder or other interested person who desires to contact any member of our Board may do so by writing to:
Board of Directors, c/o Corporate Secretary, Fidelity National Information Services, Inc., 347 Riverside Avenue,
Jacksonville, Florida 32202. Communications received are distributed by the Corporate Secretary to the appropriate member or members of our Board.
Board Leadership Structure
Our Board is led by Jeffrey A. Goldstein, who serves as an independent Board Chair. Ms. Ferris is our Chief Executive
Officer and President.
The Board believes that, in the Company’s current circumstances, having separate individuals serve in the roles of
Independent Chair of the Board and of Chief Executive Officer is in the best interests of the Company and its shareholders. The Independent Board Chair structure allows Mr. Goldstein to provide independent Board leadership and oversight to the Board to define its structure, membership and activities in the fulfillment of its responsibilities. In addition, the structure allows Mr. Goldstein to represent the Board in communications with, and act as a point of contact for, the Company’s shareholders. As our CEO, Ms. Ferris is responsible for setting the Company’s strategic direction and day-to-day leadership and performance of our Company, but the Independent Chair may recommend that the Board review and consider certain matters, as needed. We believe this arrangement assists in ensuring that the Board makes objective decisions and provides a structure in which the perspectives of management and the Company’s shareholders and other stakeholders are given appropriate consideration. The Board periodically reviews its leadership structure and its appropriateness given the needs of the Board and the Company at such time.
The Board has developed a robust set of responsibilities for the Independent Chair, including:
•Chairing all regular and special meetings and executive sessions of the Board;
•Providing leadership and direction to the Board as to how the Board operates;
•In coordination with the CEO and, as appropriate, the committee chairs, scheduling Board and committee meetings and executive sessions, developing and approving agendas, and defining the scope and timeliness of information provided to the Board;
•Coordinating feedback to the CEO regarding issues discussed in executive sessions;
•Facilitating communications between directors, committee chairs, the CEO and other senior management;
•Providing advice and counsel to the CEO and other senior management;
•Acting as a spokesperson for the Board in circumstances where it is appropriate for the Board to have a voice distinct from that of management;
•Assisting the Corporate Governance, Nominating and Sustainability Committee in the nomination of new
Board members;
•Assisting the Compensation Committee with the annual performance evaluation of the CEO;
•Serving as the Chair of the Executive Committee of the Board; and
•Presiding at all annual and special meetings of shareholders.
Director Independence
Section 303A.02 of the NYSE Listing Standards, as approved by the SEC, sets the standard by which directors of publicly traded companies listed with the NYSE shall be deemed independent. Pursuant to Section 303A.02 and our
Corporate Governance Guidelines, the Board has determined that each of the directors and each nominee is independent, other than Ms. Ferris due to her employment with the Company.
In addition to the Board-level standards for director independence, each member of the Audit Committee and each member of the Compensation Committee meets the heightened independence standards required for such committee members under the NYSE’s listing standards.

2025 Proxy Statement	37
Proposal 1: Election of Directors
Committees of the Board

Audit	Compensation	Corporate, Governance, Nominating and Sustainability	Risk and Technology	Executive
The charters of all committees are available on the governance section of our website at www.investor.fisglobal.com.
Shareholders also may obtain a copy of any of these charters by writing to the Corporate Secretary at the address set forth under “Available Information” on page 97.
Committee Composition (as of April 14, 2025)

Name	AC	CC	CGNSC	RTC	EC

Lee Adrean(1)

Nicole M. Anasenes

Mark D. Benjamin

Stephanie L. Ferris

Kourtney K. Gibson

Jeffrey A. Goldstein (Independent Chair)

Lisa A. Hook

Kenneth T. Lamneck

Gary L. Lauer

James B. Stallings, Jr.

Number of Meetings in Fiscal 2024	12	5	5	4	0

(1)Mr. Adrean is not standing for re-election at the 2025 annual meeting of shareholders.

Chair	AC	Audit Committee
Member	CC	Compensation Committee
	CGNSC	Corporate Governance, Nominating and Sustainability Committee
	RTC	Risk and Technology Committee
	EC	Executive Committee

38	FIS Global
Proposal 1: Election of Directors

Audit Committee

	2024 Meetings: 12	2024 Attendance: 100%	Members: (As of April 14, 2025)

Nicole M. Anasenes (Chair)	Lee Adrean	Kourtney K. Gibson	Lisa A. Hook
The Board has determined that each of the Audit Committee members is financially literate and independent as required by the rules of the SEC and the NYSE, and that each member is an Audit Committee Financial Expert, as defined by the rules of the SEC.
The primary functions of the Audit Committee, as identified in its charter (which is available for review on the Investor
Relations page of our website at www.fisglobal.com), are:
•The appointment, retention, compensation, and oversight of the work of the independent registered public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or permitted related work;
•Reviewing the annual audited financial statements, the quarterly financial statements, and any internal control matters requiring attention, before the filing of the Company’s Form 10-K and Form 10-Q;
•Reviewing significant accounting policies and practices;
•Oversight of the internal audit function, including audit plans, audit results, organization, responsibilities, budgets and staffing;
•Reviewing the quality, adequacy and effectiveness of the Company’s internal controls over financial reporting and any significant deficiencies or material weaknesses in internal controls over financial reporting;
•Oversight of the Company’s compliance with legal, tax and regulatory requirements and the associated legal and compliance risks;
•Reviewing any legal matters that may have a material impact on the Company;
•Ensuring that management has established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters or potential violations of law and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or potential violations of law, whether through the Company’s helpline or otherwise; and
•Reviewing requests for and determining whether to grant or deny waivers of the Company’s Code of Business
Conduct and Ethics applicable to senior financial and executive officers, monitoring the Company’s activities to enforce compliance with the Code of Business Conduct and Ethics, and approving all transactions to which the
Company is a party and in which any director and/or executive officer has a direct or indirect material interest (other than an interest arising solely as a result of their position as a director or executive officer of the Company).

2025 Proxy Statement	39
Proposal 1: Election of Directors

Compensation Committee

	2024 Meetings: 5	2024 Attendance: 96%	Members: (As of April 14, 2025)

Gary L. Lauer (Chair)	Mark D. Benjamin	Jeffrey A. Goldstein	Kenneth T. Lamneck	James B. Stallings, Jr.
The Board has determined that each of the Compensation Committee members is independent under the heightened independence standards required by the NYSE for compensation committee members.
The primary functions of the Compensation Committee, as identified in its charter (which is available for review on the
Investor Relations page of our website at www.fisglobal.com), are:
•Reviewing and approving corporate goals and objectives relevant to the compensation of the CEO, evaluating the
CEO’s performance in light of those goals and objectives and determining the CEO’s compensation based on such evaluation;
•Setting salaries and approving employment agreements, equity and incentive compensation awards and compensation policies for all executive officers;
•Reviewing equity compensation awards made to executives by the CEO pursuant to a delegation of authority by the Board;
•Approving any new or revised compensation and benefit plans applicable to executive officers;
•Establishing and monitoring compliance with any stock ownership and holding guidelines of the Company that are applicable to executive officers or directors;
•Reviewing the Company’s incentive compensation practices, policies and programs for executive officers and other employees to determine whether such practices, policies and programs create undesired or unintentional risks and whether any such risks are reasonably likely to have a material adverse effect on the Company;
•Recommending action to the Board to create, authorize, approve, amend and/or terminate any new or existing compensation and benefit plans that apply to the non-employee members of the Board;
•Reviewing and approving on an annual basis the Compensation Discussion and Analysis section for inclusion in the
Company’s Annual Proxy Statement;
•Reviewing and approving the implementation or revision of (i) the Company’s clawback policies mandated by applicable law, regulation, or NYSE rules and (ii) any other policy allowing the Company to recoup, clawback or otherwise recover compensation paid to current or former executive officers or other employees; and
•Reviewing and approving policies concerning perquisites and personal benefits for officers who are subject to
Section 16 of the Exchange Act.
For more information regarding the responsibilities of the Compensation Committee, please refer to the section of this proxy statement entitled “Compensation Discussion and Analysis” beginning on page 48.

40	FIS Global
Proposal 1: Election of Directors

Corporate Governance, Nominating and Sustainability Committee

	2024 Meetings: 5	2024 Attendance: 100%	Members: (As of April 14, 2025)

Kenneth T. Lamneck (Chair)	Jeffrey A. Goldstein	Gary L. Lauer	James B. Stallings, Jr.
The Board has determined that each of the Corporate Governance, Nominating and Sustainability Committee members is independent as required by the NYSE.
The primary functions of the Corporate Governance, Nominating and Sustainability Committee as identified in its charter
(which is available for review on the Investor Relations page of our website at www.fisglobal.com), are:
•Identify and recommend to the Board qualified individuals to be nominated for election as directors;
•Advise and assist the Board with respect to corporate governance matters;
•Oversee the annual evaluation of the performance of the Board and committees; and
•Provide oversight with respect to the Company’s environmental, corporate social responsibility and corporate governance and global sustainability programs, including reviewing and evaluating ESG plans and practices, and reviewing the annual global sustainability report.

2025 Proxy Statement	41
Proposal 1: Election of Directors

Risk and Technology Committee

	2024 Meetings: 4	2024 Attendance: 100%	Members: (As of April 14, 2025)

Lisa A. Hook (Chair)	Nicole M. Anasenes	Mark D. Benjamin	Kourtney K. Gibson
While the Board is ultimately responsible for risk oversight at our Company, our Board has delegated oversight of the
Company’s risk management process to the Risk and Technology Committee. Its role in the Company’s risk oversight process includes overseeing the activities of the Company’s Executive Risk and Technology Committee (“ERTC”) and
enterprise risk management program. The Company established a Risk, Information Security and Compliance (“RISC”)
management group that is responsible for ensuring that all aspects of the enterprise risk management program are implemented. This group provides periodic reporting of the enterprise risk management program, its assessment activities and emerging risks to the ERTC and the Risk and Technology Committee and, in the case of the Company’s
Compliance and Ethics programs, to the Audit Committee of the Board. The RISC group is responsible for ensuring the development and deployment of the Company’s risk management program infrastructure, coordinating and conducting risk assessments, prioritizing and reporting risks, developing risk mitigation strategies, and tracking and managing risk mitigation initiatives. The ERTC is responsible for validating and assessing the overall effectiveness of the risk management program and activities performed by senior management to mitigate specific risks. In its oversight role, the Risk and Technology Committee verifies the risk management strategy deployed by the RISC group and the ERTC and reviews and approves the Company’s identified top risks and risk management plan. The Risk and Technology
Committee receives periodic risk management effectiveness reporting from management, as well as updates on program changes and emerging risks.
The primary functions of the Risk and Technology Committee as identified in its charter (which is available for review on the Investor Relations page of our website at www.fisglobal.com), are:
•Overseeing executive management’s deployment of an Enterprise Risk framework and its risk measurement methodologies, and reviewing the results of risk management reviews and assessments;
•Reviewing the Company’s policies, procedures and standards for identifying and managing Enterprise Risks and the
Company’s compliance with, and performance against, those policies, procedures and standards;
•Reviewing any material regulatory reports or inquiries of the Company related to Enterprise Risks and remediation plans related to such Enterprise Risks;
•Reviewing and overseeing the Company’s data security risk strategy and data security risk policies and controls;
•Overseeing the Company’s technology planning and strategy, including integration, investments, expenditures, innovation, modernization and response to client, competitor, market and industry trends and disruptions;
•Reviewing with executive management the Company’s technology program performance against financial, operational, cybersecurity, application compliance, regulatory, service delivery, talent and key performance objectives;
•Reviewing with executive management emerging trends in technology, such as artificial intelligence and machine learning, that may affect the Company's strategic plans, including monitoring of overall industry trends; and
•Conducting periodic assessments of the state of the Company’s management culture.
“Enterprise Risks” include operational, information security, strategic, reputational, technology and other risks.

42	FIS Global
Proposal 1: Election of Directors

Executive Committee

	2024 Meetings: 0	2024 Attendance: Not Applicable		Members: (As of April 14, 2025)

Jeffrey A. Goldstein (Chair)	Nicole M. Anasenes	Stephanie L. Ferris	Lisa A. Hook	Kenneth T. Lamneck	Gary L. Lauer
The primary function of the Executive Committee, as identified in its charter, is to act on behalf of the full Board between regularly scheduled Board meetings, or during times of an acute emergency, when time is of the essence. The Executive
Committee may exercise all of the authority of the Board in the business and affairs of the Company, except where action by the full Board is specifically required or where authority is specifically limited by the Board.
Director Compensation
Director Fees
In 2024, our standard compensatory arrangement with our non-employee directors included the following:

Director Fees	Director	Independent Chair
Annual Board Retainers	$100,000	$175,000
Annual Equity Award	$215,000	$315,000

Annual Committee Fees	Members	Chair
Audit Committee	$30,000	$65,000
Compensation Committee	$25,000	$55,000
Corporate Governance, Nominating and Sustainability Committee	$25,000	$55,000
Risk and Technology Committee	$25,000	$55,000
Following the director election at our annual shareholders meeting, we grant each then-serving non-employee director restricted stock units (“RSUs”) with an aggregate grant date fair value equal to their annual equity award.
Directors who join the Board during the year receive a pro-rated RSU grant for their service on the Board.
Grants will vest in full upon the one-year anniversary of the date of grant, subject to continued service on our Board, and vested awards are generally settled shortly following vesting, unless the director elected to defer the settlement of the equity grant under the Board equity deferral program until a termination of service on our Board.
We also reimburse each non-employee director for all reasonable out-of-pocket expenses incurred in connection with attendance at Board and Committee meetings.
Each non-employee member of our Board is eligible to participate in our Deferred Compensation Plan, under which
Board members may elect to defer up to 100% of their Board and Committee fees. Deferred amounts are deemed to be invested on the director’s behalf and are held in our general funds and paid in cash upon termination of service on our
Board. Each non-employee director also is eligible to participate in our Board equity deferral program, which permits
Board members to defer the settlement of their annual equity grants until termination of service on our Board.

2025 Proxy Statement	43
Proposal 1: Election of Directors
In general, deferred amounts are not paid until after the director terminates service on our Board, at which time the director will be paid either in a lump sum or in annual payments over not more than ten years, as elected by the director.
The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ending December 31, 2024. As an employee director, Ms. Ferris is not compensated as a director in connection with her service on our Board. Her compensation is disclosed in the 2024 Summary Compensation Table on page 70:

Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)(3)	All other compensation ($)(4)	Total ($)
Lee Adrean(5)	151,254	214,974	9,511	375,739
Ellen R. Alemany(6)	81,816	–	15,635	97,451
Nicole M. Anasenes(7)	38,750	143,318	–	182,068
Mark D. Benjamin	137,500	214,974	9,511	361,985
Vijay D'Silva(6)	66,338	–	7,400	73,738
Kourtney K. Gibson(8)	25,833	125,424	–	151,257
Jeffrey A. Goldstein	225,000	315,006	–	540,006
Lisa A. Hook	185,000	214,974	–	399,974
Kenneth T. Lamneck	180,676	214,974	7,400	403,050
Gary L. Lauer	180,000	214,974	–	394,974
Louise M. Parent(6)	68,549	–	26,404	94,953
Brian T. Shea(6)	84,028	–	34,403	118,431
James B. Stallings, Jr.	150,000	214,974	7,400	372,374
(1)Represents portions of annual Board and committee retainers that directors elected to receive in cash or deferred under the Company’s Deferred
Compensation Plan.
(2)Includes the grant date fair value of stock awards granted during 2024 and calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 19 to our consolidated financial statements for the fiscal year ended December 31, 2024, included in our Annual Report on the Form 10-K filed with the SEC on February 13, 2025.
(3)The aggregate number of shares (i) subject to unvested RSUs or (ii) deferred under the Board equity deferral program, in each case as of December 31,
2024 for each non-employee director who served during 2024 was: 2,826 for Mr. Adrean, 1,658 for Ms. Anasenes, 2,826 for Mr. Benjamin, 1,451 for
Ms. Gibson, 15,373 for Mr. Goldstein, 11,830 for Ms. Hook, 2,826 for Mr. Lamneck, 11,830 for Mr. Lauer, and 2,826 for Mr. Stallings, Jr.
(4)Represents dividend payments with respect to RSUs, which directors receive in cash once the RSUs vest.
(5)On March 10, 2025, Mr. Adrean informed FIS that he would not be standing for re-election at the 2025 annual meeting of shareholders.
(6)Mses. Alemany and Parent, along with Messrs. D'Silva and Shea, did not stand for re-election in 2024 and departed the board as of June 5, 2024.
(7)On October 11, 2024, Ms. Anasenes was appointed to our Board.
(8)On November 4, 2024, Ms. Gibson was appointed to our Board.
Under our stock ownership guidelines, members of the Board have a minimum aggregate stock ownership target of 5x their annual cash retainer. Each of our serving non-employee directors met the stock ownership guidelines as of
December 31, 2024, or were in the four-year transition period to satisfy the stock ownership guidelines.

44	FIS Global

2025 Proxy Statement	45

Proposal 2: Advisory Vote on Executive Compensation

We hold a non-binding advisory “say on pay” vote every year, pursuant to Section 14A of the
Exchange Act. Our executive compensation practices and processes, overseen by the
Compensation Committee of our Board, align our executives' compensation with our performance and promote long-term value creation. At our 2024 shareholders’ meeting, this proposal received support from 91.6% of the shares voted.
We ask our shareholders to vote in favor of the following resolution at the annual meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual
Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the
Compensation Discussion and Analysis section, the 2024 Summary Compensation Table and the other related tables and disclosures.”

The Board recommends that the shareholders vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement.

46	FIS Global
Proposal 2: Advisory Vote on Executive Compensation
As part of our commitment to continuous governance improvement, we seek input from our shareholders and proxy advisory firms regarding our executive compensation program, governance practices and ESG program. In 2024 and early 2025, we met with many of our largest shareholders to elicit input on a number of topics, including our executive compensation programs and practices. See “Our 2024-2025 Shareholder Engagement Program” on page 35 for an overview of our recent shareholder engagement program.
Our approach to executive compensation is intended to provide a strong link between pay and Company performance, establish and follow a sound design of our executive compensation program, and promote strong executive compensation practices and governance. As discussed in the “Compensation Discussion and Analysis” section of this proxy statement, the Board and the Compensation Committee of the Board (“Compensation Committee”) believe that our executive compensation program provides our named executive officers with a balanced compensation package that includes an appropriate base salary along with competitive annual and long-term incentive compensation opportunities. A majority of our executive compensation is comprised of performance-based incentive programs that are designed to reward our named executive officers on both an annual and long-term basis only if they attain certain specified goals that are intended to promote sustainable long-term shareholder value creation. The Compensation
Committee engaged an independent compensation consultant, Meridian Compensation Partners, LLC (“Meridian”), to
review, among other things, the competitive market and best practices.
We believe that our current executive compensation program directly links the compensation of our named executive officers to our financial performance and aligns the interests of our named executive officers with those of our shareholders. See “2024 Total Compensation” on page 57.
Certain Information About Our Executive Officers
The executive officers of the Company, as of the date of this proxy statement, are set forth in the table below. Certain biographical information with respect to those executive officers who do not also serve as directors follows the table.
There are no family relationships among the executive officers, directors or nominees for director.

Name	Position with FIS	Age*
Stephanie L. Ferris	Chief Executive Officer and President	51
James Kehoe	Corporate Executive Vice President, Chief Financial Officer	62
Firdaus Bhathena	Chief Technology Officer	54
Alexandra Brooks	Executive Vice President, Chief Accounting Officer	54
Robert Toohey	Corporate Executive Vice President, Chief People Officer	57
Caroline Tsai	Corporate Executive Vice President, Chief Legal & Corporate Affairs Officer, and Corporate Secretary	55
*as of April 14, 2025
James Kehoe
has served as Corporate Executive Vice President and Chief Financial Officer (“CFO”) since August 21, 2023. Prior to joining FIS, Mr. Kehoe served as Executive Vice President and CFO for Walgreens Boots Alliance, Inc. from June 2018 to
August 2023. Prior to this position, Mr. Kehoe served as CFO at Takeda Pharmaceutical Company Limited (“Takeda”)
from June 2016 to June 2018, where he also served as a member of the board from June 2017 to June 2018. For over
25 years prior to joining Takeda, Mr. Kehoe served Kraft Foods in a number of finance-related positions with assignments based in Ireland, Germany, Italy, the U.S., Austria, Switzerland and Canada, including his last role as
Executive Vice President and CFO of Kraft Foods Group, Inc.

2025 Proxy Statement	47
Proposal 2: Advisory Vote on Executive Compensation
Firdaus Bhathena
has served as Chief Technology Officer of FIS since April 2023. Mr. Bhathena has extensive technology and business leadership experience that spans large, complex organizations, as well as smaller, fast-moving companies. Prior to joining FIS, Mr. Bhathena served as the general manager of healthcare at Noom, an innovative, privately held consumer digital health company, from May 2021 until April 2023, where he pioneered new B2B and B2B2C businesses. Prior to that, he served as the Enterprise Chief Digital Officer at CVS Health from November 2018 until May 2021, where he led digital innovation and product delivery across the enterprise. Prior to Aetna being acquired by CVS Health in November
2018, Mr. Bhathena was the Chief Digital Officer at Aetna, responsible for creating a new Consumer Digital Health products group that delivered multiple new digital experiences leveraging data and artificial intelligence/machine learning in innovative ways. Prior to Aetna, Mr. Bhathena founded two technology companies (i.e., WebLine, acquired by Cisco
Systems in 1999, and Relicore, acquired by Symantec in 2007), and was part of the leadership team at the Blade
Network, a technology incubator in Boston, MA.
Alexandra Brooks
has served as Executive Vice President and Chief Accounting Officer of FIS since November 2024. Prior to that,
Ms. Brooks served as Executive Vice President, Finance from October 2024 to November 2024. Prior to joining FIS,
Ms. Brooks served as Executive Vice President and Chief Financial Officer of Hertz Global Holdings, Inc. ("Hertz"), from
July 2023 through June 2024. She previously served as Hertz's Senior Vice President, Chief Accounting Officer from
November 2020 to July 2023 and Senior Vice President, Internal Audit from June 2020 to October 2020. Prior to joining
Hertz, Ms. Brooks was the Vice President, Internal Audit at Aptiv PLC ("Aptiv"), from May 2015 to April 2020. Before joining Aptiv, Ms. Brooks served in a variety of leadership, accounting and finance roles at Champion Windows and
Home Exteriors, the General Electric Company and the General Motors Company. She began her career with
PricewaterhouseCoopers, a professional services firm, and is a Certified Public Accountant.
Robert Toohey
has served as Corporate Executive Vice President, Chief People Officer of FIS since January 2025. Prior to that,
Mr. Toohey served as incoming Chief People Officer from September 2024 through December 2024. Prior to joining FIS,
Mr. Toohey served as Chief Human Resources Officer of Allstate Insurance Company, from March 2022 to
September 2024. From August 2021 to March 2022, Mr. Toohey owned his own Talent and Operations Advisor firm working with several venture capital companies. Mr. Toohey served as President of Pymetrics from May 2019 to
August 2021. Mr. Toohey has served in various operational and human resource roles including at Verizon, Verizon
Media, and GTE Corporation over his 30 year career, demonstrating significant global experience and deep expertise in growing talent, business, and digital transformation, building startups, launching new business entities, restructuring organizations, and driving M&A and business integrations.
Caroline Tsai
has served as Corporate Executive Vice President and Chief Legal & Corporate Affairs Officer since May 2022, after serving as Corporate Executive Vice President and Chief Legal Officer since February 2022. Ms. Tsai has also served as our Corporate Secretary since October 2024. Prior to joining FIS, Ms. Tsai was the Chief Legal Officer and Corporate
Secretary at The Western Union Company, a global money movement and payments company, from August 2019 to
February 2022. Prior to this position, Ms. Tsai served as Executive Vice President, General Counsel and Secretary at
Western Union from December 2017 to July 2019. Ms. Tsai served as Deputy General Counsel & Chief Regulatory
Officer at BMO Financial Group from December 2015 to November 2017 and Chief Legal Officer, U.S. Personal &
Commercial Banking at BMO Harris Bank from January 2014 to December 2015. Ms. Tsai served as Senior Vice
President & Associate General Counsel from January 2012 to December 2013 and Senior Vice President & Assistant
General Counsel from July 2005 to December 2011 at Bank of America Corporation. Ms. Tsai began her legal career as an associate with the law firm Jones Day.

48	FIS Global
Compensation Discussion
and Analysis
The following Compensation Discussion and Analysis may contain statements regarding corporate performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.
In this Compensation Discussion and Analysis, we provide an overview of our named executive officers’ 2024 compensation, including the objectives of our compensation programs and the principles upon which our compensation programs and decisions were based. In 2024, our named executive officers (“NEOs”) were:

Stephanie L. Ferris Chief Executive Officer and President	James Kehoe Corporate Executive Vice President, Chief Financial Officer	Firdaus Bhathena Chief Technology Officer	Caroline Tsai Corporate Executive Vice President, Chief Legal & Corporate Affairs Officer and Corporate Secretary	L. Denise Williams Former Corporate Executive Vice President, Chief People Officer
L. Denise Williams served as Corporate Executive Vice President, Chief People Officer of the Company through
December 31, 2024.
Executive Summary
Executed on our strategy to unlock financial technology to the world across the money lifecycle. We made significant strides in 2024 to drive commercial excellence across the enterprise, refocus sales on key growth vectors, and extend and complement our portfolio of solutions with targeted M&A, and we continue to focus on this strategy in
2025, including the recent announcement of our pending acquisition of Global Payments’ Issuer Solutions business.
Continued thoughtful executive succession. Building upon the appointment of Stephanie L. Ferris as the Chief
Executive Officer and as a member of the Board in December 2022, and James Kehoe as our new Chief Financial Officer
in August 2023, Robert Toohey was recruited to succeed L. Denise Williams as Chief People Officer in January 2025. Mr.
Toohey has decades of business, finance and human resources experience across large and complex organizations, including Verizon, Verizon Media and Allstate.
Total target compensation for the CEO increased only modestly. The sum of base salary, target annual cash incentive opportunity, and target value of long-term incentive awards (not including the modification of the 2022 PSUs to align the performance goals with the Company’s post-Worldpay priorities) increased 3% compared to 2023, while our total shareholder return for the year was 37%.

2025 Proxy Statement	49
Compensation Discussion and Analysis
Compensation mix structured to continue to drive and reward performance.
•Our NEOs’ pay is largely performance-based, with 65% of the CEO’s target compensation performance-based and
94% at risk.
•A large majority of our NEOs’ compensation continues to be in the form of equity awards, aligning executives’
interests with creation of long-term shareholder value.
The Compensation Committee made adjustments to our 2024 executive compensation programs that were designed to drive and reward operational excellence and place greater focus on goals that are appropriate for the current phase of our strategic transformation.
•Established performance measures for the 2024 annual cash incentive program to align with key value drivers of our strategic transformation and increased the weighting of financial performance goals to reflect the importance of each metric to the Company at this stage of our transformation:
▪Performance measures and their weightings for the 2024 annual cash incentive program were: Revenue (40%),
Adjusted EBITDA (40%), Future Forward cash savings (10%), and Net Promoter Score (10%).
•Removed premium-priced stock options from the long-term incentive plan and refocused on PSUs to motivate executives to achieve results in selected metrics that help drive the Company’s financial performance.
•Set Adjusted Revenue Growth and Adjusted EPS Growth (with growth goals set in advance for each of the three annual measurement periods) as the metrics for the 2024 PSUs. The PSUs granted to the CEO and CFO have an
rTSR modifier (+/- 25%) for the based on cumulative rTSR over a three-year period.
2024 annual cash incentive plan payouts reflected FIS’ execution against internal financial and strategic targets.
•The target levels of performance for the financial performance goals were aligned with our annual budget and took into account the Company’s actual performance in 2023, the significant expected revenue decline in 2024 as a result of the sale of a majority stake in the Worldpay business and the Company’s ongoing transformation designed to enhance sustainability of growth and shareholder value creation.
•FIS’ performance in 2024 led to an overall payout of 95.9% of the target amount.
PSUs were generally earned above target. Consistent with the link between pay and performance, the performance awards were earned above the target vesting opportunity.
•For 2024, our rTSR performance was at the 81st percentile of S&P 500 companies.
•Consistent with the strong investment experience of our shareholders in fiscal 2024, the first tranche of the 2024
PSUs were earned at 150% of target, based on revenue and EPS growth. The value of the earned amount will remain subject to market risk based on changes in our stock price until the earned shares are paid out (based on continued
service) in the first quarter of 2027. In the case of the CEO and CFO, their awards will remain subject to a +/- rTSR modifier for the full three-year performance period.
•The 2023 PSUs are earned based on rTSR performance over a single three-year period from 2023 through 2025.
Based on rTSR performance through the first two years of the performance period, the PSUs were tracking to be earned at less than the target amount. These PSUs will pay out (assuming continued service through the vesting date)
in early 2026, based on rTSR performance through the end of 2025.
•The final tranche of the 2022 PSUs, which were modified in early 2024 to account for the Worldpay sale as described in more detail below, were earned at 172.5% of target based on Adjusted Revenue Growth, Adjusted EPS Growth and relative TSR performance.
The Compensation Committee continues to consider shareholder feedback in its decision-making process. The shareholder engagement process is embedded into our annual cadence of Board work. In late 2024 and early 2025, we sought meetings with shareholders representing collectively more than 45% of our outstanding shares and met with shareholders holding more than 25% of our outstanding shares. All meetings were attended by our Independent Chair.
Our discussions included our executive compensation program philosophy and structure, as well as adjustments we made to our executive compensation program in 2024. Shareholders expressed continued support for the evolution of our executive compensation program.

50	FIS Global
Compensation Discussion and Analysis
2024 Performance Highlights
2024 was a year of positive momentum for FIS. We successfully completed the Worldpay separation, and significantly increased our capital return to shareholders.

COMPLETED LANDMARK SALE OF MAJORITY EQUITY INTEREST IN WORLDPAY	SIGNIFICANTLY INCREASED CAPITAL RETURN

Delivering on three vectors of enhanced value creation for both companies: •Management focus •Operational simplification •Capital allocation flexibility
•Executed on over $4 billion in share repurchases
for 2024
•Returned $800 million to shareholders via
dividends in 2024
•Anticipate approximately $1.2 billion in share
repurchases for 2025 and increased quarterly
dividend 11% to $0.40 per share

Total shareholder return of 37%, ranking in the 81st percentile of the S&P 500.

The sale of the majority equity interest in Worldpay reinforced FIS’ position as a global enterprise software leader, supported by favorable industry trends, a marquee set of global clients and best-in-class products and solutions. As a result, FIS became a more focused company with a stronger balance sheet and greater strategic and operational agility by simplifying operations and driving faster innovation across its portfolio of solutions. In April 2025 we announced an agreement to sell our remaining equity stake in Worldpay to Global Payments, with the proceeds to be applied to our purchase of Global Payments’ Issuer Solutions business. The pending sale of the remainder of our equity interest in
Worldpay and acquisition of the Issuer Solutions business, which are expected to be completed in the first half of 2026, will position us to benefit from these advantages even further.
FIS and Worldpay have entered into commercial agreements that will allow FIS to retain access to Worldpay’s portfolio of commercial clients to continue to offer its financial technology solutions and will allow Worldpay to retain access to
FIS’ financial institution clients as it continues to scale its bank channel. These agreements will remain in place following
Global Payments' acquisition of Worldpay.
Improved Financial Performance: We delivered improved financial outcomes for shareholders in 2024. Adjusted
Revenue Growth accelerated to 4%, compared to 3% in the prior year, with Adjusted EBITDA margin expansion of 64 basis points to 40.8%.
Capital Allocation: We achieved our capital allocation goals for share repurchases and dividends in 2024, while simultaneously executing on strategic M&A. In total, we returned $4.8 billion to shareholders through $4 billion of share repurchases and $800 million in dividends paid. Beyond this, maintained a leverage ratio of 2.65x, below our target of
2.8x, while executing on strategic acquisitions to help drive sustainable growth in attractive verticals.

2025 Proxy Statement	51
Compensation Discussion and Analysis
Compensation Governance
Our Compensation Committee regularly reviews our executive compensation programs and makes adjustments that they believe to be in the best interests of the Company and our shareholders. As part of this process, our Compensation
Committee reviews compensation trends, listens to stakeholder feedback and considers what is thought to be current best practices by our independent compensation consultant, with the goal of continually improving our approach to executive compensation.

What We Do	What We Do Not Do

  Deliver the majority of executives’ total
compensation in the form of at-risk,
performance-based compensation
  Utilize performance-based vesting requirements for
the majority of our equity awards in the form of
performance stock units
  Require our executives and directors to satisfy
rigorous stock ownership guidelines
  Maintain a clawback policy
  Prohibit executive officers from engaging in hedging
transactions in FIS stock or pledging FIS stock
  Conduct annual risk assessment of
compensation programs
  Market comparison of executive compensation
against a relevant peer group
  Use of an independent compensation consultant
reporting directly to the Compensation Committee
and providing no other services to the Company
  Double-trigger vesting of equity awards in the event
of a change in control under our long-term
incentive plan
  Annual say-on-pay vote

  Provide guaranteed short- or long-term incentives
  Provide tax gross-ups of payments or perquisites,
except in the case of relocation expenses that are
generally available to all employees
  Provide significant perquisites
  Maintain any form of supplemental executive
retirement plan (SERP)
  Reprice or exchange underwater options without
shareholder approval
  Provide excessive severance benefits
  Pay dividends or dividend equivalents on unearned
equity awards
  Permit hedging, pledging or short sales of
our securities

52	FIS Global
Compensation Discussion and Analysis
2024 Say-On-Pay Vote and Shareholder Engagement
At our 2024 Annual Meeting, the advisory say-on-pay proposal received 91.64% support of votes cast, demonstrating the approval of our executive compensation program by our shareholders. We believe that the strong support shown by our shareholders reflects the changes we made to our executive compensation program in response to feedback received during the course of our engagement with shareholders over the past two years.
For our shareholder engagement meetings in late 2024 and early 2025, we sought meetings with shareholders representing collectively more than 45% of our outstanding shares and met with shareholders holding more than 25% of our outstanding shares of common stock.
The executive compensation topics discussed in our meetings included compensation philosophy and structure.
Our shareholders continued to be supportive of the structure of our executive compensation program, including the emphasis on performance-based pay, the focus on incentivizing operational excellence and the alignment of compensation outcomes with shareholder returns.
Each year, the Compensation Committee evaluates our program in light of the strategic direction of the Company, market conditions, shareholder views (including the results of our annual say-on-pay vote) and governance considerations, and makes changes deemed appropriate for our business. Accordingly, we will continue to take into account shareholder feedback, input from our independent compensation consultant, and the outcome of future say-on-
pay votes when assessing our executive compensation program and policies as discussed in this Compensation
Discussion and Analysis.
Compensation Philosophy
The primary goal of our executive compensation programs is to drive continued profitable growth and successful execution of our business objectives, thereby creating value for our shareholders. Our compensation programs are grounded on the concept of paying for performance and intended to foster a high-performance culture, aligning the interests of our executive team with those of our shareholders.
Our compensation programs are designed to attract and retain high-performing executives and key employees, as there is significant competition in our industry for talent. We seek to accomplish these objectives by providing our executives with total target compensation that is competitive relative to the compensation paid to similarly situated executives at similarly sized companies. We believe that this is critical to our efforts to motivate, reward and retain those individuals with the leadership abilities and skills necessary for achieving our objectives: delivering value to our clients, investing in and retaining our employees, supporting the communities in which we work, dealing fairly and ethically with our suppliers, and generating long-term value for shareholders.
Compensation Objectives
Our Compensation Programs Support Our Corporate Strategy And
Business Objectives
The primary goal of our executive compensation programs is to drive continued growth and successful execution of our business objectives and thereby create value for our shareholders. We seek to achieve this goal by:
•Tying a significant majority of our named executive officers’ compensation to our corporate financial performance and the creation of shareholder value. In 2024, 94% of the CEO's compensation (and 88% of the compensation of the other four named executive officers on average) was tied to corporate financial performance and the creation of shareholder value;
•Structuring our performance-based programs to focus our named executive officers on attaining key goals that are designed to be aligned with and support our strategic business objectives, which in turn drive shareholder value;
•Directly aligning the interests of our executive officers and shareholders by requiring that our executive officers own meaningful amounts of FIS stock;
•Recognizing our executives’ leadership abilities, scope of responsibilities, experience, effectiveness, and individual achievements; and
•Attracting, motivating, and retaining a highly qualified and effective global management team that can deliver superior performance and build long-term shareholder value.

2025 Proxy Statement	53
Compensation Discussion and Analysis
Establishing Executive Compensation Levels
We operate in a highly competitive industry and compete with our peers and competitors to attract and retain highly skilled executives within that industry. To attract and retain talented executives with the leadership abilities and skills deemed necessary to build long-term shareholder value, motivate our executives to perform at a high level and reward outstanding achievement, our Compensation Committee sets total compensation at levels it determines to be competitive in our market.

When determining the overall compensation of our named executive officers, including base salaries and annual and long-term incentive amounts, our Compensation Committee considers a number of important qualitative and quantitative factors, including:

•The named executive officer’s experience, knowledge, skills, level of responsibility and potential to influence our performance and future success;
•Our financial performance;
•The named executive officer’s current base salary and recent annual and long-term incentive awards;
•The business environment and our business objectives and strategy;
•The need to retain and motivate our named executive officers;
•Corporate governance, shareholder input and regulatory factors related to executive compensation; and
•Marketplace compensation levels and practices.
The compensation decisions are not formulaic, and the members of our Compensation Committee did not assign precise weights to the factors listed above. The Compensation Committee utilized their individual and collective business judgment to review, assess, and approve compensation for our named executive officers.
Use of Peer Group Data
To support its review of our executive compensation and benefit programs for 2024, the Compensation Committee engaged Meridian, an independent compensation consultant, to conduct a marketplace review of the compensation we pay to our executive officers. Meridian gathered marketplace compensation data on total compensation, which consisted of annual salary, annual incentives, long-term incentives, executive benefits, executive ownership levels, as well as overhang and dilution from the equity incentive plan, compensation levels as a percent of revenue, pay mix and other key statistics. The marketplace compensation data is an important element in the decisions of our Compensation
Committee, but our Compensation Committee ultimately made decisions based on all of the factors described above rather than just relying on peer data.
Meridian assisted our Compensation Committee in evaluating the group of companies, which we refer to as our "peer group," which the Compensation Committee uses as a source of marketplace compensation information to assist the
Compensation Committee in evaluating the Company’s executive compensation programs. The peer group that was used to assist the Compensation Committee in evaluating our 2024 compensation program was originally selected in late 2023 to include companies with similarities to FIS based on an average revenue range, industry focus (based on
Global Industry Classification Standard (“GICS”) Code), nature and complexity of operations, including international focus, as well as companies that compete with us for business and/or executive talent. The Compensation Committee generally screened for companies with revenue in the range of 33% to 200% of our projected revenue. After evaluating the peer group, the Compensation Committee concluded in late 2023 that the existing peer group continued to be an appropriate set of source of marketplace compensation information under these criteria and decided to make no changes to the composition of the peer group for 2024.

54	FIS Global
Compensation Discussion and Analysis

Company	GICS Sub-Industry	Revenue (LTM)(1)	Market Cap(1)
American Express Company	Consumer Finance	$54,379	$124,448
Automatic Data Processing, Inc.	Human Resource and Employment Services	$18,309	$94,567
Block, Inc.	Transaction and Payment Processing Services	$20,793	$38,952
Broadridge Financial Solutions, Inc.	Data Processing and Outsourced Services	$6,209	$22,802
Discover Financial Services	Consumer Finance	$10,437	$23,255
DXC Technology Company	IT Consulting and Other Services	$14,039	$4,479
Fiserv, Inc.	Transaction and Payment Processing Services	$18,807	$78,390
Global Payments Inc.	Transaction and Payment Processing Services	$9,474	$30,320
Intercontinental Exchange, Inc.	Financial Exchanges and Data	$7,555	$65,158
Mastercard Incorporated	Transaction and Payment Processing Services	$24,367	$388,080
Nasdaq, Inc.	Financial Exchanges and Data	$5,999	$32,218
PayPal Holdings, Inc.	Transaction and Payment Processing Services	$29,128	$62,112
SS&C Technologies Holdings, Inc.	Data Processing and Outsourced Services	$5,430	$13,925
The Western Union Company	Transaction and Payment Processing Services	$4,397	$4,237
Visa Inc.	Transaction and Payment Processing Services	$32,653	$515,476
75th Percentile		$22,580	$86,479
Median		$14,039	$38,952
25th Percentile		$6,882	$23,029
Fidelity National Information Services, Inc.	Transaction and Payment Processing Services	$14,645	$34,743
Percentile Ranking		51%	46%
(1)All information provided is as of November 2023, as reflected in the marketplace review provided by Meridian in connection with the Compensation
Committee’s review of our executive compensation and benefit programs for 2024, and does not reflect any subsequent mergers, acquisitions or divestitures affecting any of the peer group companies.
Following the sale of Worldpay, the Compensation Committee re-evaluated the Company’s peer group in late 2024 to assess whether it continues to reflect the size, scope, and strategic profile of the go-forward organization. As part of this review, American Express, DXC Technology, and The Western Union Company were removed from the peer group, while
The Bank of New York Mellon, S&P Global, Synchrony Financial, MSCI Inc., and Tradeweb Markets were added. At the time of approval of the changes to the peer group, the Company’s post-sale revenue and market capitalization approximated the median of the updated peer group.
The marketplace data information in this discussion is not deemed filed or part of the Compensation Discussion and
Analysis for certification purposes.

2025 Proxy Statement	55
Compensation Discussion and Analysis
Role of Compensation Committee, Compensation Consultant and
Executive Officers
Our Compensation Committee is responsible for reviewing, approving and monitoring the compensation programs for our named executive officers, as well as our other executive officers. Our Compensation Committee is also responsible for administering our stock incentive plans and approving individual grants and awards for our executive officers.
To further the objectives of our compensation programs, our Compensation Committee engaged Meridian in 2024 to conduct an ongoing review over the course of the year of our compensation programs for our named executive officers, other Section 16(b) officers and our Board. Meridian provided our Compensation Committee with relevant market data on compensation, including annual salary, annual incentives, long-term incentives, other benefits, total compensation and pay mix, and alternatives to consider when making compensation decisions.
The Compensation Committee may also give specific assignments to Meridian from time to time and may ask for
Meridian’s assistance when it is considering a special or one-time compensation arrangement. In addition, members of our Compensation Committee have discussions with Meridian between meetings as specific questions arise. Meridian was selected by our Compensation Committee and reports directly to the committee.
Ms. Ferris provided input and made recommendations to the Compensation Committee regarding executive compensation levels for executive officers. In addition, Ms. Williams, our Chief People Officer during 2024, coordinated with the Compensation Committee’s Chair and Meridian in preparing the Compensation Committee’s meeting agendas and materials. Although our Compensation Committee considered the recommendations of Ms. Ferris with regard to our executive officers, our Compensation Committee exercises its discretion when making compensation decisions and may modify the recommendations. Ms. Ferris did not make recommendations to our Compensation Committee with respect to her own compensation.
While our Compensation Committee carefully considers the information provided by, and the recommendations of,
Meridian and the individuals who participate in the compensation process, the Compensation Committee retains complete discretion to accept, reject or modify any recommended compensation decisions.
Independence of the Compensation Consultant
The Compensation Committee approves Meridian’s fee structure and terms of engagement.
Meridian only provided compensation advisory services to the Compensation Committee in 2024 and did not provide any other services unrelated to executive or director compensation.
The Compensation Committee has considered and assessed relevant factors, including but not limited to those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act, that could give rise to a potential conflict of interest with respect to Meridian’s service in 2024. Based on this review, the Compensation Committee determined that there are no conflicts of interest raised by the work performed by Meridian.
Compensation Elements
Components of 2024 Total Compensation and Pay Mix
We compensate our executives primarily through a mix of base salary, annual cash incentives, and long-term equity-
based incentives. We also maintain employee benefit plans for our employees and executive officers. Some executive officers, including our named executive officers, may also receive limited additional benefits. The compensation earned by our named executive officers in 2024 consisted of the following:

56	FIS Global
Compensation Discussion and Analysis

Compensation component	Purpose of the compensation component

Base salary	Salary provides a level of assured, regularly paid, cash compensation that is designed to be competitive and reasonable to allow us to attract and retain key executives.

Annual cash incentive
Performance-based annual cash incentives designed to motivate our named executive officers to achieve or exceed our in-year plan and help to attract and retain key executives.
Performance measures and their weighting for the 2024 annual cash incentive program were: Revenue (40%), Adjusted EBITDA (40%), Future Forward cash savings (10%), and
Net Promoter Score (10%).

RSUs
Time-based restricted stock units help to tie our named executive officers’ long-term financial interests to the Company’s stock price performance and to the long-term financial interests of shareholders, as well as to retain key executives through the three-
year vesting period and maintain a market-competitive position for total compensation.

PSUs
Performance stock units motivate our named executive officers to achieve results in selected metrics that drive the Company’s financial performance and help tie our named executive officers’ long-term financial interests to the long-term financial interests of shareholders, as well as to retain key executives through the three-year vesting period and maintain a market-competitive position for total compensation.
The performance measures and their relative weighting for the 2024 PSU awards were: an
Adjusted Revenue Growth metric (50%) and an Adjusted EPS Growth metric (50%). The
PSUs awarded to Ms. Ferris and Mr. Kehoe also include a total shareholder return (“TSR”)
modifier based on the Company’s relative TSR measured against the S&P 500 Index.

Approximately 65% of Ms. Ferris’ 2024 target compensation and 53% (on average) of our other NEOs’ 2024 target compensation was based on performance-based cash and performance-based equity incentives that are tied to our financial performance, stock price growth and TSR. In addition, a significant component of the NEOs’ compensation
(94% for the CEO and 88% for the other four NEOs on average) is at-risk compensation, with the value of such compensation fluctuating based on performance against pre-established performance metrics and/or our stock price.

CEO 2024 TARGET*		AVERAGE NEO 2024 TARGET (NORMALIZED)

6%
13%
28%
65%
Performance-Based
Compensation
52%
94%
at Risk

12%
35%
17%
36%
53%
Performance-Based Compensation
88%
at Risk

Base Salary	Performance-Based Cash	Base Salary	Performance-Based Cash
Performance-Based Equity	Time-Based Equity	Performance-Based Equity	Time-Based Equity
*Percentage may not add to 100% due to rounding.

2025 Proxy Statement	57
Compensation Discussion and Analysis
2024 Total Compensation
The allocation of our named executive officers’ compensation among the various compensation elements from year to year is not formulaic. Instead, it reflects our Compensation Committee’s business judgment regarding the best allocation of compensation based on a number of objective and subjective factors, including marketplace data provided by our
Compensation Committee’s independent compensation consultant; the challenges facing FIS in the industry and market environment; an assessment of each executive’s level of responsibility; the individual skills, experience and contribution of each executive; and the ability of each executive to impact company-wide performance and create long-term shareholder value. In recent years the Compensation Committee has also considered the stage the Company has reached in achieving its strategic transformation and the allocation and design features that it considers best suited to continue to advance that transformation.
Compensation Process
Base Salary
Although the emphasis of our compensation program is on performance-based, at-risk pay, we provide our named executive officers with base salaries that are intended to provide a level of regularly paid, cash compensation that is competitive and reasonable. Our Compensation Committee reviews salary levels annually as part of our performance review process, as well as in the event of promotions or other changes in our named executive officers’ positions or responsibilities. When establishing base salary levels, our Compensation Committee considers the peer group and market compensation data provided by the Compensation Committee’s independent compensation consultant, as well as qualitative factors, including the named executive officer’s experience, knowledge, skills, level of responsibility and performance.
The Compensation Committee approved a base salary increase for Ms. Ferris in 2024. In 2023, her first year as CEO,
Ms. Ferris did not receive a base salary increase, as the Compensation Committee preferred to emphasize performance-
based elements of her compensation in order to increase the alignment with the shareholder experience. However, in
2024, based on Ms. Ferris’ strong performance, the significant progress made by the Company in its strategic transformation in 2023, and the need to retain key talent during a critical phase in the Company’s evolution, the
Compensation Committee determined that it was appropriate to provide a more market-competitive salary for the CEO.
Ms. Tsai’s 2024 base salary increase was informed by market data for roles with comparable scope, but it also reflects her expanded leadership role within the organization and an internal alignment initiative to ensure consistency across the executive team.

Named Executive Officer	2023 Base Salary	2024 Base Salary	Increase
Stephanie L. Ferris(1)	$1,000,000	$1,200,000	20%
James Kehoe	$975,000	$975,000	0%
Firdaus Bhathena	$700,000	$700,000	0%
Caroline Tsai(2)	$630,000	$700,000	11%
L. Denise Williams	$600,000	$600,000	0%
(1)Ms. Ferris’ salary increase was effective January 1, 2024.
(2)Ms. Tsai’s salary increase was effective July 1, 2024.

58	FIS Global
Compensation Discussion and Analysis
Annual Cash Incentive
We award annual cash incentives based upon the achievement of pre-defined business and financial objectives. The annual cash incentive program plays an important role in our approach to total compensation. It is designed to motivate participants to improve the Company’s performance for a fiscal year, and it requires that we achieve pre-established annual performance goals before participants become eligible for an incentive payout. We believe that achieving our annual business and financial objectives aligns with and supports the execution of our business strategy, strengthening our products and solutions, improving customer satisfaction, gaining new customers and delivering long-term value to shareholders. In addition, the annual cash incentive program is designed to help to attract and retain a highly qualified management team and to maintain a market-competitive compensation program.
In the first quarter of each fiscal year, our Compensation Committee approves the fiscal year performance objectives and a target incentive opportunity for each participant, as well as the potential incentive opportunity range for maximum and threshold performance. When establishing target annual cash incentive opportunities for each named executive officer, our Compensation Committee considers the peer group and market compensation data provided by the Compensation
Committee’s independent compensation consultant. In addition, the Compensation Committee sets target annual cash incentive opportunities at a level intended to be significant enough to focus our named executive officers on attaining key goals that are aligned with and support our strategic business objectives, which in turn drive growth in shareholder value.
No annual incentive payments are due to a named executive officer in respect of each goal if the pre-established, minimum performance levels for that goal are not met, and total payments for each named executive officer are capped at the maximum performance payout level of 200% of the named executive officer’s target annual incentive. In addition, the financial performance measures under the program are derived from our annual audited financial statements included in our Form 10-K. Annual incentive program payments are only made after completion of the audit and approval by our Compensation Committee. Finally, in order to allow the Compensation Committee flexibility to consider other factors it deems relevant, the Compensation Committee retains the authority to exercise negative discretion to reduce payouts under the annual incentive program as it deems appropriate.
Ms. Tsai received an increase in her target incentive opportunity in 2024 based on an assessment of market data for positions with comparable scope of responsibility and in light of her expanded leadership role within the organization, with her 2024 target incentive opportunity pro-rated based on the target opportunity in effect prior to and following
June 30.

Named Executive Officer	2023 Target Performance-based Annual Cash Incentive(1)	2024 Target Performance-based Annual Cash Incentive(1)
Stephanie L. Ferris	200%	200%
James Kehoe	150%	150%
Firdaus Bhathena	130%	130%
Caroline Tsai(2)	130%	140%
L. Denise Williams	120%	120%
(1)Target annual incentives in these columns are expressed as a percentage of base salary earned during the year.
(2)Ms. Tsai’s target performance-based annual cash incentive increase was effective July 1, 2024.

2025 Proxy Statement	59
Compensation Discussion and Analysis
2024 Annual Cash Incentive Program Goals and Results
The Compensation Committee selected four performance measures for awarding 2024 annual cash incentives: two financial metrics (i.e., a revenue metric and an EBITDA metric, weighted 40% each) and two measures tied to our operating performance (i.e., Future Forward cash savings and Net Promoter Score improvement, weighted 10% each).
The Compensation Committee elected to discontinue using cash flow as one of the financial performance metrics in
2024 because it considered the operating performance goal of Future Forward cash savings to be the appropriate vehicle for incentivizing cash flow improvements at that stage in the Company’s strategic transformation.
The two financial performance metrics selected for the 2024 annual cash incentive program were based on Revenue and
Adjusted EBITDA, which are key measures in evaluating the financial performance of our business, and which can have a significant impact on our share price and the investment community’s future expectations. The calculation of these financial performance metrics is described below. Both financial performance metrics were set at the beginning of 2024 as part of our annual budget process and were based on and consistent with annual guidance communicated to the investment community in February 2024. The target levels of performance for the Revenue metric and the EBITDA metric were based on the levels of Revenue and Adjusted EBITDA, respectively, in our annual budget. The target levels for these metrics were lower than those used in the 2023 annual cash incentive plan because they took into account the
Company’s actual performance in 2023 and the significant expected revenue decline in 2024 that would result from the sale of a majority stake in the Worldpay business. The target levels also took into account the Company’s ongoing transformation designed to enhance sustainability of growth and shareholder value creation. The Compensation
Committee elected to use Revenue and Adjusted EBITDA in order to provide continuity of focus of the objectives from
2023 and to incentivize management, at that stage of the Company’s strategic transformation, to focus on growing the
Company’s business while improving profitability.
The operating performance goals were also established at the beginning of the year and used a balanced scorecard that was directly tied to the strategic benefits the Company hoped to achieve from the Future Forward program. The
Compensation Committee decided to reduce the aggregate weighting of the operating performance measures (from
35% in 2023 to 20% in 2024), and to increase the aggregate weighting of the financial performance metrics correspondingly, in order to reflect the progress the Company had made in achieving cash savings and the greater importance the Compensation Committee placed on demonstrated financial performance improvement as the Company emerged from the initial stage of its strategic transformation. The greater weighting of financial performance metrics increased the alignment of management’s compensation with shareholders’ experience.
The performance measures were designed with significant rigor and with a goal to drive outstanding operational performance by our management team and employees. The target levels of performance that the Compensation
Committee selected for the 2024 annual incentive program were consistent with our annual budget, business plan and our investor guidance, as well as our long-term financial plan and our strategic objectives.
The Compensation Committee believes that the performance measures used for our annual incentives, together with the equity-based incentives and stock ownership levels applicable to our named executive officers, provide a high level of objectivity and transparency and a good balance that focuses our named executive officers on achieving short-term goals while not encouraging behavior that could be detrimental to delivering sustainable, long-term value. When establishing the performance measures and goals for the 2024 annual incentive awards, the Compensation Committee considered the following key factors:
•Consistency among the 2024 performance targets and the 2024 business plan;
•The 2024 financial performance targets, as compared to the 2023 financial performance targets and 2023 actual performance including the factors described above;
•Alignment of the 2024 financial performance targets with our guidance to investors as described above;
•Impact of macro-economic factors on performance targets; and
•The significant challenge presented to reach the target goals and the extraordinary achievement required to earn a maximum payout.

60	FIS Global
Compensation Discussion and Analysis
In the following table, we explain how we calculated the financial performance measures and why we use them.

Performance measure	How calculated	Reason for use

Revenue Metric	Based on revenue as reported in the Annual Report on Form 10-K, adjusted for the impact of foreign currency exchange rates.	This metric is an important measure of the growth of the Company, our ability to satisfy our customers and to gain new customers, and the effectiveness of our products and solutions.

EBITDA Metric
Total Company Adjusted EBITDA from continuing
operations as disclosed in our earnings release for
the fourth quarter of 2024 furnished to the SEC on
Form 8-K on February 11, 2025, adjusted for foreign
currency exchange rates. Adjusted EBITDA reflects
net earnings (loss) before interest, other income
(expense), taxes, equity method investment earnings
(loss), and depreciation and amortization, and
excludes certain costs that do not constitute normal,
recurring, cash operating expenses necessary to
operate our business. This measure is reported to
the chief operating decision-maker for purposes of
making decisions about allocating resources to the
segments and assessing their performance.
This metric reflects our operating strength and efficiency. It also reflects our ability to convert our revenue into operating profits for shareholders.

For 2024, the Compensation Committee set the relative weights of each of the Revenue metric and the EBITDA metric at
40%, to reflect the importance of each metric to the Company at that particular stage in executing its strategic transformation. As described in the preceding table, the financial performance metrics used for the annual incentive program reflect adjustments from the corresponding publicly-reported results to eliminate financial impacts of certain costs and transactions deemed non-operational in nature, so that our named executive officers’ compensation is not impacted, negatively or positively, by events that do not reflect the underlying operating performance of the business. In
2024, the following adjustments to the reported results for the Revenue metric and the EBITDA metric (reflected in millions) were made:

	2024 Reported Results	Foreign Exchange	Acquisition, Integration and Other Payments	2024 Adjusted Results for Annual Incentive Program Metrics
Revenue	$10,127	$(26)	$0	$10,101
Adjusted EBITDA	$4,136	$(7)	$0	$4,129
No annual incentive payments were due with respect to a particular performance metric if the pre-established, threshold level of performance was not met. Each performance metric was evaluated independently of the others, and a failure to attain the threshold level for any particular performance metric would not preclude an annual incentive payment with respect to any other performance metrics for which the threshold level of performance was attained. In addition, the
Compensation Committee retained full discretion to reduce or withhold the 2024 annual incentives for all named executive officers, regardless of the results for the designated metrics. For performance between the threshold and target levels (except in the case of Future Forward cash savings, for which there is no payout for performance that is less than the target level), or between the target and maximum levels, the percentage of the target award earned is linearly interpolated.

2025 Proxy Statement	61
Compensation Discussion and Analysis
The table below shows the performance goals and results for 2024. In the aggregate, the Company's performance across all four goals led to an overall payout of 95.9% of the target amount.
2024 Annual Cash Incentive Program - Performance Goals and Results

	Revenue Metric	EBITDA Metric	Future Forward Cash Savings(1)	Net Promoter Score
Performance Goals and Results ($ in millions)				Balanced scorecard for goals and results
Payout Factor (% of Target Payout)	94.8%	95.1%	140% (1)	60%
Weight	40%	40%	10%	10%
Weighted Payout	37.9%	38.0%	14.0%	6.0%
(1)The Future Forward cash savings threshold, target and maximum performance levels were set in January 2024 (prior to the completion of the sale of
Worldpay) and included operational expense savings, reduced capital expenditures and the reduction or elimination of acquisition, integration and transformation-related expenses. Actual achievement of Future Forward cash savings would have resulted in a higher payout factor (179%), but the
Compensation Committee applied negative discretion to reduce the payout factor to 140% after further review of offsetting impacts in our results.
The Compensation Committee determined the total annual incentive award payment for each named executive officer based on the Company’s performance as compared to each of the applicable performance measures described above following the filing of the Company’s audited financial statements in our Annual Report on Form 10-K.
Long-Term Equity Incentives
In 2024, the Company used an annual equity grant mix for executive officers that included a mix of PSUs and RSUs. The equity grants all contain a three-year vesting period, with the PSUs cliff-vesting (based on performance and service) at the end of the performance period and the RSUs vesting ratably in three equal annual installments based on continued
service. The PSUs and RSUs each accounted for 50% of the total annual grant for each named executive officer, except
Ms. Ferris and Mr. Kehoe. For Ms. Ferris and Mr. Kehoe, the PSUs accounted for 65% of the total annual grant, with the
RSUs accounting for the remaining 35% of the total annual grant.
We use this grant framework to align with our peer group and the growing trend in long-term incentive grants of adopting three-year based goals for performance-based equity to differentiate the performance measures used in the PSUs from those used in the Company's annual cash incentive program and to utilize the shares more efficiently in our shareholder approved equity plan.
2024 Annual Long Term Incentive Awards(1)

Name	RSUs	PSUs	Total LTI Granted(1)
Stephanie L. Ferris	$5,250,000	$9,750,000	$15,000,000
James Kehoe	$2,100,000	$3,900,000	$6,000,000
Firdaus Bhathena	$1,650,000	$1,650,000	$3,300,000
Caroline Tsai(2)	$1,750,000	$1,750,000	$3,500,000
L. Denise Williams	$1,500,000	$1,500,000	$3,000,000
(1)Reflects grant values approved by the Compensation Committee which differs from the ASC 718 values reported in the 2024 Summary
Compensation Table.
(2)In recognition of her role in leading several strategic initiatives in 2023, including the sale of a majority interest in Worldpay and the separation of the
Worldpay business, and of her temporary assumption of other responsibilities at the CEO's request in 2023 and 2024, Ms. Tsai was awarded a supplemental one-time RSU grant of $1,500,000 vesting ratably in three equal annual installments based on continued service. This supplemental RSU grant is not included in the table above but is included in the 2024 Summary Compensation Table on page 70 and the 2024 Grants of Plan-Based
Awards Table on page 71.

62	FIS Global
Compensation Discussion and Analysis
We intend for our long-term equity incentives to:
•Tie named executive officers’ long-term financial interests to the Company’s performance and to the long-term financial interests of shareholders;
•Retain the named executive officers over the multi-year vesting period; and
•Maintain market-competitive levels of total compensation.
Ms. Ferris’ 2024 annual long-term incentive award of $15 million was consistent with the total value of long-term incentive awards she received in 2023. In 2023, her annual long-term incentive award was $12 million, and she received a supplemental long-term incentive award of $3 million in recognition of the significance of the Company’s enterprise transformation program and sale of the Worldpay business. The Compensation Committee decided to increase her 2024 annual long-term incentive award to be consistent with the total value of her 2023 long-term incentive awards, based on her performance as CEO, the extensive effort required to lead the Company’s strategic transformation in 2024, and a review of relevant peer and market data. This increase brings Ms. Ferris’ annual long-term compensation closer to the peer group median.
Mr. Kehoe's annual long-term incentive award was his first such annual award. The long-term incentive award he received in 2023 was a one-time buyout replacement RSU award upon his hire.
The annual long-term incentive awards granted to Mses. Tsai and Williams were each less than the value of their annual awards in 2023. As noted in the table above, Ms. Tsai received a supplemental one-time RSU grant in 2024 in recognition of her role in leading several strategic initiatives in 2023, including the sale of a majority interest in Worldpay and the separation of the Worldpay business, and of her temporary assumption of other responsibilities at the CEO’s request in 2023 and 2024.
Further details concerning the equity-based awards granted in 2024 to our named executive officers are provided in the
2024 Grants of Plan-Based Awards table and the 2024 Outstanding Equity Awards at Fiscal Year-End table and the related footnotes.
PSU grants made in 2024
For PSU grants made in 2024, the performance vesting element is based on pre-determined three-year targets for annual Adjusted Revenue Growth and Adjusted EPS Growth, with each goal weighted equally.
The PSU grants awarded to Ms. Ferris and Mr. Kehoe also include a TSR modifier that may reduce or increase the payout determined by Adjusted Revenue Growth and Adjusted EPS Growth performance by 25% based on our relative
TSR performance. The TSR modifier is based on the Company’s cumulative TSR performance relative to the S&P 500
Index over the three-year performance period. This metric was selected to support strong alignment with the shareholder experience and long-term value creation and in consideration of the broader mix of performance metrics within the
Company’s executive compensation program.

TSR percentile rank relative to S&P 500 Index
	< 25th percentile	≥ 25th percentile to < 75th percentile	≥ 75th percentile
Modifier:	– 25%	No Change	+ 25%
Each performance goal is measured using a constant growth rate approach, with three annual targets established at the beginning of the three-year performance period — each expressed as a growth rate over the prior year’s actual results
(except that if the growth rate for the prior year exceeded the maximum level, growth for the succeeding year is measured from the prior year’s maximum level rather than actual results). Performance for each year is tracked and
“banked,” and at the end of the three-year period, the final payout will be the average of the three annual achievements.
The threshold, target, and maximum growth levels were set to align with the Company's long-term plan at the time the targets were set. Additionally, annual growth rate targets were set to reflect and reward consistent, sustained improvement, and include a level of stretch designed to motivate our named executive officers to deliver strong performance while operating within the Company’s established risk framework. The three-year cumulative relative TSR modifier applicable to Ms. Ferris and Mr. Kehoe further reinforces alignment with shareholder interests by directly linking payout outcomes to the Company’s performance relative to the S&P 500 Index over the full performance period. The
Compensation Committee believes this structure appropriately balances goal-setting discipline, shareholder alignment, and motivational effectiveness, especially in a dynamic business environment. It will continue to assess the PSU structure annually to assess whether it remains aligned with the Company’s pay-for-performance philosophy.
Each year, under the performance vesting element, 1/3rd of the PSUs may be earned between 0% and 200% of the target grant amount. Shares earned remain subject to a service-based cliff vesting requirement, which will be satisfied in
February 2027. The PSUs are earned 100% for performance at the target level with 0% earned at the threshold level of performance and 200% earned at the maximum level of performance. For performance between the threshold and target levels, and between the target and the maximum levels, the percentage of the target award that is earned is linearly interpolated. The threshold, target and maximum levels of performance for each metric are shown below under the heading “2024 Performance – First Year of 2024 PSUs and Third Year of 2022 PSUs.”

2025 Proxy Statement	63
Compensation Discussion and Analysis
We recognize that revenue is used for both the 2024 annual cash incentive program and the 2024 PSUs. However, the
Compensation Committee continued its historical practice of incorporating additional performance measures in order to strike an appropriate balance with respect to incentivizing top-line growth, profitability, non-financial business imperatives and shareholder returns over both the short-term and long-term horizons. In addition, although the PSUs measure the rate of Adjusted Revenue Growth annually, the target growth rate for each year was set in advance, at the time of grant, providing an additional area of divergence from the annual cash incentive program. We believe that together, these annual cash incentive program and the PSUs provide a balanced and effective framework for driving both annual operational performance and sustained long-term growth.
PSU grants made in 2023
For PSU grants made in 2023, the performance vesting element is based 100% on TSR performance relative to the S&P
500 Index using a 3-year cumulative performance period. This metric was selected to support strong alignment with the shareholder experience and long-term value creation, particularly in the first year of FIS’ transformation, and in consideration of the broader mix of performance metrics within the Company’s executive compensation program. The performance vesting target goal was 100% for TSR performance at the 55th percentile, with a threshold of 50% for TSR performance at the 30th percentile and a maximum of 200% for TSR performance at the 90th or greater percentile. If absolute TSR for the 3-year period is negative, the vesting level will be capped at target.
PSU grants made in 2022
For PSU grants made in 2022, the performance vesting element was originally based on pre-determined three-year targets for annual organic revenue growth and annual margin expansion (each weighted 50%), along with a TSR modifier that compares the Company’s TSR performance to the S&P 500 Index each calendar year. However, in early
2024, following the completion of the Worldpay sale, the Compensation Committee modified the performance goals for the 2024 performance year under the outstanding 2022 PSUs since the original goals were no longer appropriate after the sale, as described below. In substitution for the original performance goals, the Compensation Committee decided to use the same performance metrics (Adjusted Revenue Growth and Adjusted EPS Growth, each weighted 50%), the target, threshold and maximum levels of performance, and the corresponding payout levels as it used for 2024 performance year of the PSUs granted in 2024, in order to align incentives with the achievement of the financial and strategic goals contained in the Company's long-range plan, which reflected the Company's priorities and goals for its reconfigured business following the completion of the Worldpay sale.
The Compensation Committee made this change because the prior goals of organic revenue growth and margin expansion were established when we still owned Worldpay and were geared to a business with different growth and margin characteristics than FIS after the sale. Following the sale, these metrics were no longer deemed appropriate measures of performance at that stage of the Company’s strategic transformation and could no longer be calculated without modifying the method of calculating performance.
In modifying the terms of the PSUs, the Compensation Committee elected to retain the annual TSR modifier from the original award terms, by which the number of earned PSUs may be increased or decreased by 15% based on the
Company's annual relative TSR performance. The Compensation Committee retained the TSR modifier in order to preserve the link between the payout amount and the shareholder experience.

	TSR percentile rank relative to S&P 500 Index
	< 25th percentile	≥ 25th percentile to < 75th percentile	≥ 75th percentile
Modifier:	-15%	No Change	+15%
Based on the Company’s performance against the performance goals in each year, 1/3rd of the PSUs were eligible to vest based on performance, with vesting ranging from 0% and 200% of the target grant amount in each year. The performance vesting target goal was 100% with a threshold of 50% and a maximum of 200%. For performance between the threshold and target levels, and between the target and maximum levels, the percentage of the target award that is determined to satisfy the performance vesting element is linearly interpolated.
Following the satisfaction of the performance vesting element, the PSUs remained subject to a service-based cliff vesting requirement, which was satisfied on February 28, 2025, the third anniversary of the grant date.
Restricted Stock Units
The RSUs are subject to a service-based vesting requirement, whereby each grant vests on an annual ratable basis over a three-year period from the anniversary date of the grant. Dividends are not paid on RSUs unless and until the
RSUs vest.

64	FIS Global
Compensation Discussion and Analysis
2024 Performance – First Year of 2024 PSUs and Third Year of 2022 PSUs
As noted above, 2024 Adjusted Revenue Growth and Adjusted EPS Growth are the primary metrics that determine the first-year payout level for the 2024 PSUs and, following the sale of the majority stake of Worldpay, the third-year payout level for the 2022 PSUs, with the formulaic payout level being multiplied by a specified percentage determined based on our relative TSR to increase or decrease that payout in some cases. In the following table, we explain how we calculated the Adjusted Revenue Growth and Adjusted EPS Growth metrics used in the 2024 PSUs and the final year of the 2022
PSUs and why we use them.

Performance measure(1)	How calculated	Reason for use

Adjusted Revenue Growth Metric
The year-over-year percentage increase of GAAP
Revenue as reported in the Company’s Annual Report
on Form 10-K, adjusted to eliminate the effects from
fluctuations in foreign currency exchange rates by
applying prior-period foreign currency exchange rates
to current-period revenue and to exclude revenue from
our Corporate and Other Segment.
Adjusted Revenue Growth is a key metric that measures how the Company is executing in growing its current business and generating new business.

Adjusted EPS Growth Metric
The year-over-year percentage increase of Adjusted
Net Earnings per share (EPS) from continuing
operations, as reported in the Company’s quarterly
earnings. Adjusted Net Earnings excludes the effect of
purchase price amortization, as well as certain costs
that do not constitute normal, recurring, cash
operating expenses necessary to operate our
business. Adjusted EPS reflects Adjusted Net
Earnings, as defined above, divided by weighted
average diluted shares outstanding.

Adjusted EPS Growth is the key
profit metric that measures how the
Company is executing across all
business drivers, including revenue
growth, margin expansion and
below the line items. It is one of the
key measures used by investors to
value companies.

(1)In accordance with the terms of our equity plan, criteria may be further adjusted for unusual or non-recurring items as well as other corporate events impacting the Company.

2025 Proxy Statement	65
Compensation Discussion and Analysis
The following table sets forth the performance grid established in January 2024 applicable to the first year of the 2024
PSUs and the third year of the 2022 PSUs, as well as actual performance for 2024. The performance resulted in 150% of the target shares being earned overall, before application of the relative TSR modifier (if any) as further described below.
2024 PSUs and 2022 PSUs - Performance Goals and Results for 2024 Performance Year

	Adjusted Revenue Growth Metric (50% Weight)	Adjusted EPS Growth Metric (50% Weight)

Performance Goals and Results ($ in millions)

Payout
Actual 3.7%
100% Earned
200%
100%
0%
0%
3%
4%
5%
% Growth
Threshold
Target
Maximum

Payout
Actual 17.6%
200% Earned
200%
100%
0%
0%
7%
8%
11%
% Growth
Threshold
Target
Maximum

Calculation (Weight x % Earned)	50%	100%
The performance goals established in January 2024 were (i) set based on the Company’s long-range plan and other information available at that time and (ii) consistent with the full year guidance for 2024 that was communicated to our shareholders on February 26, 2024. Throughout 2024, the Company achieved greater Adjusted EPS growth than projected in the long-range plan, as reflected in our quarterly results and the sequential increases in our guidance to investors announced in May, August and November 2024. The principal drivers of the outperformance included a reduction in the Company’s expected 2024 average income tax rate, reduced interest expense as a result of the rapid deployment of the proceeds from the sale of the majority interest in Worldpay, and a refinement in the expected earnings contribution from the Worldpay equity method investment, all of which reflected dynamic changes in the business environment that were beyond the Company's expectations when the PSU goals were set. The level of Adjusted
Revenue and Adjusted EPS (up to the maximum level of performance) achieved in each year during the three-year performance period becomes the baseline for measuring the growth in the next year. As a result, the impact of the
Adjusted EPS outperformance in 2024 will be counterbalanced in future years, since the rigor of the Adjusted EPS goal for 2025 and 2026 will be greater as a result of the 2024 outperformance than if the Adjusted EPS growth had reached the target level in 2024.
2024 PSUs: The 2024 PSUs awarded to the NEOs other than the CEO and CFO did not include a relative TSR modifier, and accordingly the payout for those NEOs with respect to the 2024 performance year was 150% of the target amount, as shown in the table above. For the CEO and CFO, the relative TSR modifier will be applied at the end of the three-year performance period based on cumulative relative TSR over the entire three-year period. As a result, the ultimate payout of their 2024 PSUs with respect to the 2024 performance year cannot be calculated at this time. Consistent with the
Company’s historical design, the 2024 tranche of 2024 PSUs remains subject to time-based vesting through February
28, 2027.
2022 PSUs: For the 2022 PSUs, our TSR performance for 2024 relative to the S&P 500 Index resulted in an increase of
+15% applied to the amount earned based on Adjusted Revenue Growth and Adjusted EPS Growth performance, resulting in a total payout of 172.5% of the target amount for the 2024 performance year. One-third of the 2022 PSUs were earned at 72.3% based on results for the 2022 performance year, one-third were earned at 0% based on results for the 2023 performance year, and one-third were earned at 172.5% based on results for the 2024 performance year, resulting in a total of 81.6% of the overall target number of shares being earned. Based on our stock price performance from the grant date to February 28, 2025 (the vesting date), the aggregate value of the 2022 PSUs that were earned equaled approximately 60.9% of the initial target value at the grant date. Any earned 2022 PSUs remained subject to time-based cliff vesting on the third anniversary of the grant date.

66	FIS Global
Compensation Discussion and Analysis
2023 PSUs – Accrual Based on Performance Through 2024
The PSUs granted in 2023 use a single three-year performance period and are earned based on the Company’s cumulative total shareholder return compared to the S&P 500 Index. Based on the Company’s TSR compared to the
S&P 500 Index through the first two years of the performance period, the PSUs were tracking to be earned at less than target amount as of December 31, 2024.
Stock Ownership Guidelines
We have formal stock ownership guidelines for all corporate executive officers, including our named executive officers, and members of our Board, to require these individuals to hold a multiple of their base salary (or annual retainer in the case of our directors) in our common stock. Under our stock ownership guidelines, only fully vested shares and shares that have been deferred under our Board equity deferral plan, but would have otherwise vested, are counted toward meeting the stock ownership guidelines. In addition, executive officers must hold 50% of all equity awards from the date of vesting until such time as the officer’s total equity holdings satisfy the stock ownership guidelines. Each new corporate executive officer and director has four years to meet the guidelines.
The guidelines are as follows:

Position	Minimum Aggregate Stock Ownership Target
Chief Executive Officer and President	10x base salary
Chief Financial Officer	3x base salary
All Other Corporate Executive Officers	2x base salary
Members of the Board	5x annual cash retainer
Each of our executive officers met the stock ownership guidelines as of December 31, 2024 or were in the four-year transition period to satisfy the stock ownership guidelines.
Hedging and Pledging Policy
Our Board previously adopted a hedging and pledging policy that prohibits our executive officers and directors from engaging in hedging or monetization transactions with respect to our securities, engaging in short-term or speculative transactions in our securities that could create heightened legal risk and/or the appearance of improper or inappropriate conduct, or pledging them as collateral for loans. This policy prohibits directors and executive officers from purchasing securities or other financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation, or held directly or indirectly by the executive officer or director. None of our shares held by our current directors and executive officers have been hedged or pledged.
Clawback Policy
Our Compensation Committee previously adopted a policy to recover cash and equity incentive-based compensation from our executive officers if we are required to prepare an accounting restatement due to material noncompliance with financial reporting requirements, including an act of fraud or willful misconduct that caused the need for an accounting restatement, and the incentive-based compensation paid during the preceding three-year period would have been lower had the compensation been based on the restated financial results. In 2023, the Company adopted a clawback policy to comply with the final NYSE rules issued in 2023 to implement the compensation recovery requirements under the
Dodd-Frank Wall Street Reform and Consumer Protection Act. In addition to these policies, our annual cash incentive program gives our Compensation Committee complete discretion to reduce or eliminate annual incentives that have not yet been paid.
For details regarding the Company’s recovery of erroneously awarded compensation for 2023, see “Executive
Compensation – Action to Recover Erroneously Awarded Compensation” on page 81 below.

2025 Proxy Statement	67
Compensation Discussion and Analysis
Securities Trading Policy
Our Board has adopted a securities trading policy (the “Securities Trading Policy”) governing the purchase, sale and other dispositions of Company securities by our directors, officers and other team members, that is designed to promote compliance with insider trading laws, rules and regulations and any NYSE listing standards applicable to us. The
Securities Trading Policy prohibits our directors, officers and other team members from trading in Company securities while in possession of material, non-public information. In addition, the Securities Trading Policy prohibits our directors, officers and certain covered persons (e.g., finance and accounting, audit and legal team members) from trading in
Company securities during certain blackout periods and requires such persons to obtain pre-clearance from the Chief
Legal Officer prior to any purchase or sale of Company securities. The foregoing summary of the Securities Trading
Policy does not purport to be complete and is qualified by reference to the Securities Trading Policy, a copy of which was filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and any applicable NYSE listing standards.
Equity Grant Procedures
The following information is being provided as required by Item 402(x) of Regulation S-K. We do not grant equity awards in anticipation of the release of material, non-public information. Similarly, we do not time the release of material, non-
public information based on equity grant dates for the purpose of affecting the value of any award granted to a named executive officer. We also do not take material, non-public information into account when determining the timing and terms of the equity grants. We generally grant annual equity awards to our executives in the first quarter of each year during our open trading window following the release of our prior year results. We generally grant annual equity awards to our non-employee directors following the annual meeting. During 2024, none of our named executive officers were granted any stock options to purchase shares of our common stock.
401(k) Plan
We sponsor a defined contribution savings plan that is intended to be qualified under Section 401(a) of the Internal
Revenue Code. The plan contains a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code.
Participating employees may contribute up to 40% (highly compensated employees are limited to 15%) of their eligible compensation, but not more than statutory limits (generally $23,000 in 2024). We contribute an amount equal to 50% of each participant’s voluntary contributions under the plan, up to a maximum of 6% of eligible compensation (up to
$10,350 in 2024) for each participant. Participants may direct the trustee to invest funds in any investment option available under the plan. A participant may receive the value of their vested account balance upon termination of employment. FIS stock is not an investment option available under the plan. A participant is always 100% vested in their voluntary contributions. Vesting in matching contributions occurs on a pro rata basis over an employee’s first three years of employment with the Company. We do not offer pensions or supplemental executive retirement plans for our named executive officers.
Qualified Retirement Equity Program
In 2021, the Company established a Qualified Retirement Equity Program (the “Program”) to facilitate an orderly succession for long-tenured employees across all levels of the Company, including increased notice periods, and to reduce the ability for qualifying retirees to compete against the Company or solicit FIS employees after termination.
The Program is a benefit available to holders of Company equity awards and participants in the ESPP who, in each case, satisfy certain eligibility and notice requirements. Effective January 30, 2024, the Company amended and restated the Program. As amended, the Program provides for (i) pro rata vesting of certain qualifying unvested equity awards and continued receipt of the Company ESPP match under the ESPP following retirement for participants who meet certain eligibility requirements, and (ii) continued vesting of certain qualifying unvested equity awards and continued receipt of the Company ESPP match under the ESPP following retirement for participants who meet more rigorous eligibility requirements.
Under the Program as amended, upon providing the proper advance written notice of their intent to retire, a pro rata portion (based on the portion of the vesting period worked) of an eligible participant’s eligible unvested equity awards will not be forfeited upon a Qualified Early Retirement, but will vest in accordance with the terms of their respective grant agreements, contingent upon continued compliance with the restrictive covenants in the grant agreements and execution of a release of claims. Similarly, upon providing the proper advance written notice of their intent to retire,

68	FIS Global
Compensation Discussion and Analysis
eligible participants in the ESPP who meet the criteria for a Qualified Early Retirement will continue to vest and receive the quarterly Company ESPP match under the ESPP following a Qualified Early Retirement for all ESPP contributions previously made by the eligible participant in the final 12-month period of the participant’s employment.
A “Qualified Early Retirement” means an employee who has accumulated a minimum of 65 points based upon age plus years of service (one point per year, measured in whole years). Generally, the minimum age for a Qualified Early
Retirement is 55 years old, and the minimum years of service is 5 years.
Under the Program as amended, upon providing the proper advance written notice of their intent to retire, an eligible participant’s eligible unvested equity awards will not be forfeited upon a Qualified Full Retirement, but will continue to vest in accordance with the terms of their respective grant agreements, contingent upon continued compliance with the restrictive covenants in the grant agreements and execution of a release of claims. Similarly, upon providing the proper advance written notice of their intent to retire, eligible participants in the ESPP who meet the criteria for a Qualified Full
Retirement will continue to vest and receive the quarterly Company ESPP match under the ESPP following a Qualified
Full Retirement for all ESPP contributions previously made by the eligible participant in the final 12-month period of the participant’s employment. A “Qualified Full Retirement” means an employee who has accumulated a minimum of 75 points based upon age plus years of service (one point per year, measured in whole years). Generally, the minimum age for a Qualified Full Retirement is 60 years old, and the minimum years of service is 15 years.
Deferred Compensation Plan
We provide our U.S. based named executive officers, as well as other key employees, with the opportunity to defer receipt of their compensation under a non-qualified deferred compensation plan. Participants may elect to defer up to
65% of their base salary and 75% of bonuses and/or commissions on a pre-tax basis. A description of the plan and information regarding our named executive officers’ interests under the plan can be found in the 2024 Nonqualified
Deferred Compensation table and accompanying narrative.
Executive Severance Plan
The Company adopted the Fidelity National Information Services, Inc. U.S. Executive Severance Plan (the “Severance
Plan”) effective as of September 1, 2024, to provide severance protection to certain executive officers and other key employees of the Company (or its affiliate) who are designated as participants by written notice pursuant to the
Severance Plan (the “Participants”). For an executive officer of the Company to be a Participant, the Severance Plan
requires designation by our Board or the Compensation Committee. The Severance Plan will continue until terminated in accordance with the provisions of the Severance Plan, subject to certain limitations set forth therein.
Pursuant to the Severance Plan, in the event of a “Qualifying Termination” (as defined in the Severance Plan), subject to the Company’s receipt of an effective release of claims from the Participant, a Participant would be entitled to receive:
(i) a lump sum severance payment equal to one times (1x) the sum of their base salary and target annual incentive compensation for the fiscal year in which the termination occurs (or two times (2x) such sum (a) if the termination occurs within three months before, or 24 months after, a “Change in Control” (as defined in the Company’s 2022 Omnibus
Incentive Plan) (the “Change in Control Protection Period”) or (b) in the case of a Participant who is the Company’s Chief
Executive Officer (a “CEO Participant”)); (ii) a pro-rated annual incentive compensation plan payout for the fiscal year in which the termination occurs, based on actual performance for the entire fiscal year (but not subject to any discretion related to individual performance goals), prorated for the number of full months worked (or a pro-rated target annual incentive compensation plan payout for the fiscal year in which the termination occurs, prorated for the number of full months worked, if the termination occurs during the Change in Control Protection Period); (iii) to the extent unpaid, any annual incentive compensation payable for the fiscal year preceding the date of the termination; and (iv) a lump sum cash payment equal to 12 monthly medical and dental COBRA premiums (or 18 months of such premiums (a) if the termination occurs during the Change in Control Protection Period or (b) in the case of a CEO Participant). For
Participants other than a CEO Participant (such Participants, “Executive Officer Participants”), however, in the event of a termination of their employment by the Company directly related to work performance (“Performance Termination”)
outside the Change in Control Protection Period, subject to the Company’s receipt of an effective release of claims from such Executive Officer Participant, severance benefits under the Severance Plan will consist of (x) a severance payment equal to one-half times (.5x) their base salary, (y) a lump sum cash payment equal to six monthly medical and dental
COBRA premiums, and (z) any earned but unpaid annual bonus payments relating to the prior calendar year. In establishing the benefits payable under the Severance Plan, the Compensation Committee considered the findings of a survey of market practice for similar plans performed by its independent compensation consultant.

2025 Proxy Statement	69
Compensation Discussion and Analysis
The severance benefits under the Severance Plan are subject to the Participant’s compliance with certain non-competition and non-solicitation obligations during the Participant’s employment and one year thereafter and confidentiality and non-
disparagement obligations.
Employee Stock Purchase Plan
We currently sponsor the Fidelity National Information Services, Inc. Employee Stock Purchase Plan, through which our employees can purchase shares of our common stock on an after-tax basis through payroll deductions and through matching employer contributions. Participants may elect to contribute between 3% and 15% of their salary into the
ESPP through payroll deduction. In the month following the end of each calendar quarter, we make a matching contribution to the account of each participant who has been continuously employed by us or a participating subsidiary for the last four calendar quarters. During 2024, matching contributions were equal to 20% of employee contributions made during the year-ago quarter. The matching contributions, together with the employee deferrals, are used to purchase shares of our common stock on the open market with no discount.
Health and Welfare Benefits
We sponsor various broad-based health and welfare benefit plans for our employees.
Our named executive officers participate in the same benefit plans as our other employees. All employees in the United
States, including our named executive officers, are eligible to participate in our health and welfare plans, as well as our
401(k) plan and ESPP.
Other Benefits
We provide limited special benefits to our named executive officers. In general, the benefits provided are intended to help our named executive officers be more productive and efficient and to protect us and the executives from certain business risks and potential threats. For safety and efficiency purposes in 2024, certain of our named executive officers received personal use of the corporate air transportation. Further detail regarding executive perquisites in 2024 can be found in the 2024 Summary Compensation Table under the column All Other Compensation and the related footnote.
Post-termination Compensation and Benefits
We have entered into employment agreements with several of our named executive officers, to protect our legitimate business interests, as well as to protect the executives in certain termination events. Descriptions of the material terms of all of the agreements can be found in the narrative following the Grants of Plan-Based Awards table and in the Potential
Payments Upon Termination or Change in Control section. As a consequence of the appointment of Mr. Toohey as Chief
People Officer, Ms. Williams received certain severance payments and benefits in connection with her termination for good reason under her employment agreement (see “Potential Payments Upon Termination or Change in Control”).
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item
402(b) of Regulation S-K with management, and based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual
Report on Form 10-K and this Proxy Statement.
Compensation Committee
Gary L. Lauer (Chair)
Mark D. Benjamin
Jeffrey A. Goldstein
Kenneth T. Lamneck
James B. Stallings, Jr.

70	FIS Global
Executive Compensation
The following table sets forth information regarding the cash and non-cash compensation earned by and awarded to our named executive officers in 2024 and, to the extent required by SEC disclosure rules, in 2023 and 2022.
2024 Summary Compensation Table

Name and Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)(4)
Stephanie L. Ferris Chief Executive Officer and President	2024	1,200,000	–	17,571,281	–	2,301,600	170,604	21,243,485
	2023	1,000,000	–	9,005,347	6,479,998	2,856,220	92,177	19,433,742
	2022	783,333	–	12,922,017	1,999,990	–	125,524	15,830,864
James Kehoe Corporate Executive Vice President and Chief Financial Officer(5)	2024	975,000	–	6,312,006	–	1,402,538	10,350	8,699,894
	2023	355,469	1,700,000	9,999,986	–	761,056	35,586	12,852,097
Firdaus Bhathena Chief Technology Officer	2024	700,000	–	3,431,975	–	872,690	10,350	5,015,015
Caroline Tsai Corporate Executive Vice President and Chief Legal & Corporate Affairs Officer & Corporate Secretary(6)	2024	665,000	–	5,639,221	–	863,042	10,350	7,177,613
	2023	630,000	250,000	2,876,455	1,755,008	1,169,622	10,817	6,691,902
	2022	527,083	2,500,000	3,905,643	937,504	–	149,089	8,019,319
L. Denise Williams Former Corporate Executive Vice President and Chief People Officer	2024	600,000	–	3,691,943	–	690,480	2,664,314	7,646,737
	2023	587,500	–	2,876,455	1,755,008	1,006,993	9,900	6,235,856
	2022	556,250	800,000	4,064,680	562,494	–	9,867	5,993,291
(1)Amounts shown are not reduced to reflect the named executive officers’ elections, if any, to defer receipt of salary into our 401(k) plan, ESPP or non-qualified deferred compensation plans.
(2)Amounts represent the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718 with respect to all named executive officers. Assumptions used in the calculation of these amounts are included in Note 19 to the Company’s consolidated financial statements for the year ended December 31, 2024, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 13, 2025. Stock awards in
2024 consisted of performance-based restricted stock units and time-based restricted stock units. The amount for Ms. Tsai in 2024 includes a one-
time supplemental grant of 21,692 RSUs as described in the Compensation Discussion and Analysis under "Long-Term Equity Incentives”. In addition, amounts reported in this column include the incremental fair value attributable to the modification of the performance goals for the 2024 performance year of the PSUs granted in 2022. As described in the Compensation Discussion and Analysis under “Long-Term Equity Incentives,” in early 2024, following the completion of the Worldpay sale, the Compensation Committee modified the performance goals for the 2024 performance year under the outstanding 2022 PSUs, since the prior goals of organic revenue growth and margin expansion were established when the Company still owned
Worldpay and were geared to a business with different growth and margin characteristics than FIS after the sale. Following the sale, these metrics were no longer deemed appropriate measures of performance at that stage of the Company’s strategic transformation and could no longer be calculated without modifying the method of calculating performance. The modification replaced the prior goals with the goals contained in the PSUs granted in 2024 (while retaining the rTSR modifier from the original award terms), in order to align incentives with the achievement of the financial and strategic goals contained in the Company's long-range plan, which reflected the Company's priorities and goals for its reconfigured business following the completion of the Worldpay sale. The incremental fair value attributable to this modification is $1,791,262 for Ms. Ferris, $499,263 for Ms. Tsai and
$571,940 for Ms. Williams. Aggregate grant date fair value for performance stock units is based on target performance, which was the probable outcome of the performance conditions as of the grant date. The aggregate grant date fair value of the performance stock unit grants (including the modification of the 2022 PSUs, in the case of Mses. Ferris, Tsai and Williams) assuming the maximum performance level would be: $28,494,931 for
Ms. Ferris, $9,749,977 for Mr. Kehoe, $3,299,976 for Mr. Bhathena, $4,648,263 for Ms. Tsai, and $4,315,465 for Ms. Williams.
(3)Amounts for 2024 represent the annual incentive award payment earned at 95.9% of target. For additional information on “2024” annual incentive program and individual awards, see “2024 Grants of Plan-Based Awards Table” and the Compensation Discussion and Analysis. Amounts reported for
2023 reflect reduction for clawbacks in the following amounts: $1,780 for Ms. Ferris, $474 for Mr. Kehoe, $729 for Ms. Tsai, and $628 for Ms. Williams.
See “Action to Recover Erroneously Awarded Compensation" on page 81.
(4)Each of the NEOs received a 401(k) matching contribution from the Company of $10,350. Ms. Ferris used the corporate aircraft for personal use for a total expense of $160,254. The calculation of incremental cost of personal aircraft usage is based on estimated variable costs to the Company, including fuel costs, landing fees, away hanger space, deicing, international fees, maintenance, crew overnight expenses and catering. The Board authorizes Ms. Ferris to utilize private air travel when it is determined to be the most practical option given the demands of her schedule, her responsibilities as CEO, and evolving security considerations. For Ms. Williams such other compensation includes a severance payment of $2,653,964 payable for termination for Good Reason in accordance with the terms of her employment agreement. This amount does not include the $690,480 payable to Ms. Williams under our annual cash incentive plan, which is reported in the Non-Equity Incentive Compensation column. See "Potential
Payments Upon Termination or Change in Control" on page 76 for additional information regarding the severance payment to Ms. Williams.
(5)Mr. Kehoe was appointed as our Corporate Executive Vice President and Chief Financial Officer on August 21, 2023.
(6)Ms. Tsai’s base salary and bonus for 2024 reflects her base salary and bonus increase effective July 1, 2024.

2025 Proxy Statement	71
Executive Compensation
2024 Grants of Plan-Based Awards

(a) Name	(b) Grant Date/Plan (1)		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			(i) All Other Stock Awards: Number of Securities Underlying Stock Units (#)(4)	(m) Grant Date Fair Value of Stock and Option Awards ($)(5)
			(c) Threshold ($)	(d) Target ($)	(e) Maximum ($)	(f) Threshold (#)	(g) Target (#)	(h) Maximum (#)
Stephanie L. Ferris	03/08/2024		–	–	–	–	140,998	352,495	–	10,530,013
	03/08/2024		–	–	–	–	–	–	75,922	5,250,006
	03/08/2024	(6)	–	–	–	–	25,904	59,579	–	1,791,262
	Annual Incentive		120,000	2,400,000	4,800,000	–	–	–	–	–
James Kehoe	03/08/2024		–	–	–	–	56,399	140,998	–	4,211,990
	03/08/2024		–	–	–	–	–	–	30,369	2,100,016
	Annual Incentive		73,125	1,462,500	2,925,000	–	–	–	–	–
Firdaus Bhathena	03/08/2024		–	–	–	–	23,861	47,722	–	1,781,987
	03/08/2024		–	–	–	–	–	–	23,861	1,649,988
	Annual Incentive		45,500	910,000	1,820,000	–	–	–	–	–
Caroline Tsai(6)	03/08/2024		–	–	–	–	25,307	50,614	–	1,889,977
	03/08/2024		–	–	–	–	–	–	25,307	1,749,979
	03/08/2024		–	–	–	–	–	–	21,692	1,500,002
	03/08/2024	(6)	–	–	–	–	7,220	16,606	–	499,263
	Annual Incentive		44,997	899,940	1,799,880	–	–	–	–	–
L. Denise Williams	03/08/2024		–	–	–	–	21,692	43,384	–	1,620,002
	03/08/2024		–	–	–	–	–	–	21,692	1,500,002
	03/08/2024	(6)	–	–	–	–	8,271	19,023	–	571,940
	Annual Incentive		36,000	720,000	1,440,000	–	–	–	–	–
(1)Awards with a grant date of March 8, 2024 were approved by the Compensation Committee on January 30, 2024.
(2)With respect to the annual incentives, the amounts shown in column (c) reflect the minimum payment level, which is 5% of the target amount shown in column (d) further weighted based on plan metrics, and the amounts shown in column (e) represent the maximum payout, which is 200% of the amount in column (d).
(3)Except as noted in footnote (6), for the named executive officers other than Ms. Ferris and Mr. Kehoe, the amounts shown in column (g) reflect the target amount 2024 PSUs (grant date fair value equal to 108% of the closing stock price of $69.15 per share), the amounts shown in column (f) reflect the threshold number of PSUs, which is 0% of the target amount shown in column (g), and the amounts shown in column (h) reflect the maximum payout, which is 200% of the target amount shown in column (g). Under the March 8, 2024 PSU awards, the earned shares vest in full after three years based on the Company's annual Adjusted Revenue Growth and annual Adjusted EPS Growth. For Ms. Ferris and Mr. Kehoe, the amounts shown in column (g) reflect the target amount of performance-based restricted stock units granted to them under the 2022 Omnibus Plan on March 8, 2024
(grant date fair value equal to 108% of the closing stock price of $69.15 per share), the amounts shown in column (f) reflect the threshold number of
PSUs as adjusted with a -25% TSR modifier, which is 0% of the target amount shown in column (g), and the amounts shown in column (h) represent the maximum payout as adjusted with a +25% TSR modifier, which is 250% of the amount in column (g). Under the March 8, 2024 PSU awards, the earned shares vest in full after three years based on the Company's annual Adjusted Revenue Growth and annual Adjusted EPS Growth as modified based on the Company's relative TSR performance against the S&P 500 Index at the end of the three years.
(4)The amounts shown in column (i) reflect the number of time-based restricted stock units granted to each named executive officer under the 2022
Omnibus Plan on March 8, 2024 (grant date fair value is $69.15 per share). The shares vest ratably over three years.
(5)The amounts shown in column (m) represent the aggregate of the grant date fair value of each award computed in accordance with FASB ASC Topic
718, assuming no forfeitures, and are based upon the following per share grant date fair values: March 8, 2024 performance stock units ($69.15) and
March 8, 2024 time-based restricted stock units ($69.15). For the awards which are subject to performance-based conditions as described in the footnotes above, the amounts shown in column (m) reflect estimates of the probable outcome of the performance conditions judged as of the time of grant.
(6)For Mses. Ferris, Tsai and Williams, the amounts shown in column (g) also reflect the target number of PSUs subject to payout based on the modification on March 8, 2024 of the performance goals for the 2024 performance year of the PSUs granted in 2022 (incremental modification fair value equal to 100% of the closing stock price of $69.15 per share), the amounts shown in column (f) also reflect the threshold number of PSUs, as adjusted with a -15% TSR modifier which is 0% of the amount shown in column (g), and the amounts shown in column (h) reflect the maximum payout as adjusted with a +15% TS modifier, which is 230% of the amount shown in column (g). The amounts reported on this line represent the incremental fair value resulting from the modification of the performance criteria for the 2024 performance year of the PSUs granted in 2022. The SEC's disclosure rules require us to report the modification in this table as if it were a new grant. The Compensation Committee approved the modification on
January 30, 2024.
(7)Ms. Tsai's annual bonus target in column (d) is a prorated amount reflecting her different base salary and target bonus percentages in effect during
2024, namely (x) a base salary of $630,000 and target bonus of 130% for the period January 1 through June 30 and (y) a base salary of $700,000 and a target bonus of 140% for the period July 1 through December 31.

72	FIS Global
Executive Compensation
Narrative Discussion for Summary Compensation Table
and Grants of Plan-Based Awards Table
Employment Agreements
We have entered into employment agreements with a limited number of our senior executives, including our named executive officers, with the exception of Firdaus Bhathena who is a Participant under our Severance Plan. Additional information regarding post-termination benefits provided under these employment agreements can be found in the
“Potential Payments Upon Termination or Change in Control” section. The following descriptions are based on the terms of the agreements as of December 31, 2024.
Stephanie L. Ferris
We entered into a three-year employment agreement with Ms. Ferris, dated October 17, 2022, to serve as our President and Chief Executive Officer which became effective on December 16, 2022, with a provision for automatic annual extensions after the initial two-year period unless either party provides timely notice that the term should not be extended. Under the terms of the agreement, Ms. Ferris’ annual base salary for 2024 was $1,200,000 and her annual bonus target was 200% of base salary, with higher or lower amounts payable depending on performance relative to targeted results. Ms. Ferris is entitled to receive annual equity grants (if made to executive officers of the Company in the ordinary course of business and approved by the Compensation Committee) with a minimum fair value of $12,000,000.
In addition to cash and equity compensation, Ms. Ferris and her eligible dependents are entitled to medical and other insurance coverage we provide to our other top executives as a group. In addition, Ms. Ferris’ employment agreement contains provisions related to the payment of benefits upon certain termination events.
James Kehoe
We entered into a three-year employment agreement with Mr. Kehoe, effective July 20, 2023, to serve as our Executive
Vice President and Chief Financial Officer, with a provision for automatic annual extensions after the initial two-year period unless either party provides timely notice that the term should not be extended. Mr. Kehoe’s annual base salary for 2024 was $975,000 and his annual bonus target was 150% of base salary, with higher or lower amounts payable depending on performance relative to targeted results. Mr. Kehoe is entitled to receive annual equity grants (if made to executive officers of the Company in the ordinary course of business and approved by the Compensation Committee)
with a minimum fair value of $6,000,000. Pursuant to his employment agreement, Mr. Kehoe received a one-time cash signing bonus of $1,200,000 and a cash relocation bonus (contingent upon his relocation to Jacksonville) of $500,000, plus reimbursement of his relocation expenses. However, if Mr. Kehoe voluntarily terminates his employment other than for good reason within 24 months following his employment commencement date, Mr. Kehoe must repay a pro rata amount of the signing bonus and relocation bonus based on the percentage of time he was not employed by the
Company in the first 24 months of the employment term. In addition to cash and equity compensation, Mr. Kehoe and his eligible dependents are entitled to medical and other insurance coverage we provide to our other top executives as a group. Mr. Kehoe’s employment agreement contains provisions related to the payment of benefits upon certain termination events.
Firdaus Bhathena
We have not entered into an employment agreement with Mr. Bhathena; however, he is a Participant under our
Severance Plan as described in “Compensation Discussion and Analysis – Compensation Process – Executive
Severance Plan.”

2025 Proxy Statement	73
Executive Compensation
Caroline Tsai
We entered into a three-year employment agreement with Ms. Tsai, effective February 7, 2022, to serve as our Executive
Vice President and Chief Legal Officer, with a provision for automatic annual extensions after the initial two-year period unless either party provides timely notice that the term should not be extended. Under the terms of the agreement, Ms.
Tsai's annual base salary for 2024 was $630,000 through June 30, and $700,000 thereafter, and her annual bonus target was 130% of base salary for the period January 1 through June 30, and 140% of base salary for the period July 1 through December 31, with higher or lower amounts payable depending on performance relative to targeted results. Ms.
Tsai and her eligible dependents are entitled to medical and other insurance coverage we provide to our other top executives as a group. Ms. Tsai’s employment agreement contains provisions related to the payment of benefits upon certain termination events.
L. Denise Williams
We entered into a three-year employment agreement with Ms. Williams, effective February 1, 2018, to serve as our
Executive Vice President and Chief People Officer, with a provision for automatic annual extensions after the initial two-year period unless either party provides timely notice that the term should not be extended. Ms. Williams’
annual base salary for 2024 was $600,000 and her annual bonus target was 120% of base salary, with higher or lower amounts payable depending on performance relative to targeted results. In addition to cash and equity compensation,
Ms. Williams and her eligible dependents are entitled to medical and other insurance coverage we provide to our other top executives as a group. Ms. Williams’ employment agreement contains provisions related to the payment of benefits upon certain termination events.
Ms. Williams served as Executive Vice President, Chief People Officer through December 31, 2024. As a result of Mr.
Toohey becoming our Chief People Officer on January 1, 2025, Ms. Williams received certain severance payments and benefits in connection with her termination for good reason under her employment agreement (see “Potential Payments
Upon Termination or Change in Control”).
Other Plans and Benefits
We also provide our named executive officers with limited special benefits and perquisites, as discussed in the
Compensation Discussion and Analysis section and in the 2024 Summary Compensation Table under the column All
Other Compensation and the related footnote. More information about these programs can be found in the
Compensation Discussion and Analysis section.

74	FIS Global
Executive Compensation
2024 Outstanding Equity Awards at Fiscal Year-end
The following table sets forth information concerning unexercised stock options, stock that has not vested and other equity incentive plan awards for each named executive officer outstanding as of December 31, 2024:

(a) Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)(2)	Value of Time-based Awards($)(3)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)		Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested or distributed ($)(7)
Stephanie L. Ferris	09/03/2021	58,230	–	125.39	09/03/2028	–	–	–		–
	02/28/2022	64,040	32,021	95.23	02/28/2029	68,998	5,572,968	–		–
	02/28/2023	49,689	99,379	72.88	02/28/2030	44,185	3,568,822	68,171	(5)	5,506,172
	02/28/2023	55,512	111,026	79.21	02/28/2030	–	–	–		–
	02/28/2023	58,584	117,169	82.38	02/28/2030	–	–	–		–
	03/08/2024	–	–	–	–	146,421	11,826,424	187,998	(6)	15,184,598
James Kehoe	08/24/2023	–	–	–	–	90,449	7,305,566	–		–
	03/08/2024	–	–	–	–	58,568	4,730,537	75,200	(6)	6,073,904
	03/08/2024	–	–	–	–	–	–	–		–
Firdaus Bhathena	05/24/2023	13,503	27,007	72.88	05/24/2030	13,802	1,114,788	15,379	(5)	1,242,162
	05/24/2023	15,196	30,394	79.21	05/24/2030	–	–	–		–
	05/24/2023	16,103	32,208	82.38	05/24/2030	–	–	–		–
	03/08/2024	–	–	–	–	35,791	2,890,839	31,816	(6)	2,569,778
Caroline Tsai	02/28/2022	30,019	15,010	95.23	02/28/2029	20,297	1,639,389	–		–
	02/28/2023	13,457	26,916	72.88	02/28/2030	16,570	1,338,359	18,463	(5)	1,491,257
	02/28/2023	15,034	30,070	79.21	02/28/2030	–	–	–		–
	02/28/2023	15,866	31,734	82.38	02/28/2030	–	–	–		–
	03/08/2024	–	–	–	–	59,652	4,818,092	33,744	(6)	2,725,503
L. Denise Williams	03/29/2018	12,484	–	96.30	03/29/2025	–	–	–		–
	03/29/2019	11,725	–	113.10	03/29/2026	–	–	–		–
	03/29/2020	1,304	–	120.10	03/29/2027	–	–	–		–
	03/29/2020	13,039	–	120.10	03/29/2027	–	–	–		–
	03/29/2021	14,983	–	143.97	03/29/2028	–	–	–		–
	03/29/2021	4,623	–	143.97	03/29/2028	–	–	–		–
	02/28/2022	18,011	9,006	95.23	02/28/2029	21,816	1,762,078	–		–
	02/28/2023	13,457	26,916	72.88	02/28/2030	16,570	1,338,359	18,463	(5)	1,491,257
	02/28/2023	15,034	30,070	79.21	02/28/2030	–	–	–		–
	02/28/2023	15,866	31,734	82.38	02/28/2030	–	–	–		–
	03/08/2024					32,537	2,628,013	28,924	(6)	2,336,191
(1)The stock options granted on February 28, 2022 and February 28, 2023 vest ratably over a three-year period on each anniversary date of the grant.
(2)The restricted stock units granted on February 28, 2022 and February 28, 2023 vest ratably over a three-year period on each anniversary date of the grant. The restricted stock units granted on March 8, 2024 vest ratably over a three-year period on February 28, 2025, February 28, 2026 and February
28, 2027. The restricted stock award units granted to Mr. Kehoe on August 24, 2023 vest ratably over a two-year period on each anniversary date of the grant. With respect to grants on February 28, 2022, this number includes both the restricted stock units and 72.25% of the target number performance stock units for the first one-year performance period which ended December 31, 2022, 0% of the target number performance stock units for the second one-year performance period which ended December 31, 2023 and 173% of the target number performance stock units for the third one-year performance period which ended December 31, 2024. With respect to grants on March 8, 2024, this number includes both the restricted stock units and 150% of the target number performance stock units for the first one-year performance period which ended December 31, 2024. The performance stock units remain subject to a time-based vesting requirement and will vest in full on the third anniversary date of the grant.
(3)Market value of unvested time-based restricted stock units or earned unvested performance stock units based on a closing price of $80.77 for a share of our common stock on the New York Stock Exchange on December 31, 2024.

2025 Proxy Statement	75
Executive Compensation
(4)The performance stock units granted on February 28, 2022 vest in full after three years based on the Company's annual organic revenue growth and annual margin expansion as modified by the Company’s relative TSR performance against the S&P 500 Index for calendar years 2022 and 2023; and
based on the Company's annual Adjusted Revenue Growth and annual Adjusted EPS Growth with a potential modification based on the Company’s relative TSR performance against the S&P 500 Index for calendar year 2024. The performance stock units granted on February 28, 2023 vest in full after three years based on the Company's relative TSR performance against the S&P 500 Index during the three year performance period (2023-2025).
For the named executive officers other than Ms. Ferris and Mr. Kehoe, the performance stock units granted on March 8, 2024 vest in full after three years based on the Company's annual Adjusted Revenue Growth and annual Adjusted EPS Growth. For Ms. Ferris and Mr. Kehoe, the performance stock units granted on March 8, 2024 vest in full after three years based on the Company's annual Adjusted Revenue Growth and annual Adjusted EPS
Growth with a potential modification based on the Company's cumulative relative TSR performance against the S&P 500 Index for the three-year performance period.
(5)Represents 100% of target performance stock units granted on February 28, 2023.
(6)In accordance with SEC disclosure rules, the portion of the PSUs granted on March 8, 2024 that is attributable to the 2025 and 2026 performance years is presented assuming maximum performance for the performance years 2025 and 2026 granted on March 8, 2024.
(7)Market value of unvested performance stock units is based on a closing price of $80.77 for a share of our common stock on the New York Stock
Exchange on December 31, 2024.
2024 Option Exercises and Stock Vested
The following table sets forth information concerning each exercise of stock options, stock appreciation rights and similar instruments and each vesting of stock, including restricted stock, restricted stock units, performance stock units and similar instruments, during the fiscal year ended December 31, 2024, for each of the named executive officers on an aggregated basis:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Stephanie L. Ferris	–	–	55,095	4,118,504
James Kehoe	–	–	90,448	7,118,258
Firdaus Bhathena	–	–	19,896	1,445,362
Caroline Tsai	–	–	10,909	730,396
L. Denise Williams	–	–	16,847	1,178,552
2024 Nonqualified Deferred Compensation
The following table sets forth information with respect to the named executive officers’ accounts under our nonqualified deferred compensation plans as of December 31, 2024:

Name	Plan	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings (Losses) in Last FY ($)(1)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE ($)
Stephanie L. Ferris	–	–	–	–	–	–
James Kehoe	–	–	–	–	–	–
Firdaus Bhathena	–	–	–	–	–	–
Caroline Tsai	–	–	–	–	–	–
L. Denise Williams	Deferred Compensation Plan	–	–	24,757	–	260,311
(1)The amount for Ms. Williams reflects the change in executive holdings in 2024 under the FIS Deferred Compensation Plans.

76	FIS Global
Executive Compensation
The Deferred Compensation Plan
Our U.S. named executive officers are eligible to participate in the Company’s Deferred Compensation Plan, which is a nonqualified elective deferred compensation plan. For 2024, the named executive officers could elect to defer up to 65%
of their base salary and 75% for bonuses and/or commissions on a pre-tax basis. Participants’ accounts are bookkeeping entries only and participants’ benefits are unsecured. Participants’ accounts are credited or debited daily based on the performance of hypothetical investments selected by the participant and may be changed on any business day.
An individual may elect, in accordance with the terms of the Company’s Deferred Compensation Plan, either a lump-sum withdrawal or installment payments over 5, 10 or 15 years to be paid upon retirement, which generally means separation of employment after reaching age sixty. Similar payment elections are available for pre-retirement survivor benefits. In the event of a termination prior to retirement, distributions are paid over a five-year period. If elected, an individual will receive a lump-sum payment upon a separation from service during the twenty-four month period following a change in control. An individual may also elect to receive a lump sum payment upon a change in control. Account balances at the time of first valuation following termination less than the limit under Section 402(g) of the Internal Revenue Code, which was $23,000 in 2024, will be distributed in a lump sum. Participants can elect to receive in-service distributions if they establish a special account under the plan and specify a future date on which that benefit is to be paid. These payments would equal the value of the account as of the January 31 following the plan year designated by the participant, and would be paid within two and one-half months following the end of that plan year. The participant may also petition us to suspend elected deferrals, and to receive partial or full payout under the plan, in the event of an unforeseeable financial emergency, provided that the participant does not have other resources to meet the hardship.
Plan participation continues until all benefits under the plan have been paid.
Potential Payments Upon Termination or Change
in Control
In this section, we discuss the nature and estimated value of payments and benefits we would provide to our named executive officers in the event of termination of employment or a change in control. The amounts described in this section are what would be due under our named executive officers’ employment agreements and our compensation and benefit plans and agreements if employment had terminated or a change in control had occurred on December 31, 2024.
The types of termination situations include a voluntary termination by the executive, with or without good reason, a termination by us either for cause or not for cause and termination in the event of disability or death. We also describe the estimated payments and benefits that would be provided upon a change in control without a termination of employment. The actual payments and benefits that would be provided would be based on the named executive officers’ compensation and benefit levels at the time of the termination of employment or change in control and the value of accelerated vesting of stock-based awards would depend on the value of the underlying stock.
For each type of employment termination, the named executive officers would be entitled to benefits that are available generally to our U.S. salaried employees, such as distributions under our 401(k) savings plan, certain disability benefits and accrued vacation. We have not described or provided an estimate of the value of any payments or benefits under plans or arrangements that do not discriminate in scope, terms or operation in favor of a named executive officer and that are generally available to all salaried employees. These plans are discussed in the Compensation Discussion and
Analysis section and the Nonqualified Deferred Compensation table and accompanying narratives.
Potential Payments Under Employment Agreements
As discussed previously, we have entered into employment agreements with each of our NEOs, except Firdaus
Bhathena who is a Participant under our Severance Plan. The employment agreements contain provisions for the payment of severance benefits following certain termination events. The following is a summary of the payments and benefits our named executive officers would receive in connection with various employment termination scenarios under their agreements in effect on December 31, 2024.
If a named executive officer’s employment is terminated for any reason, we will pay any earned but unpaid base salary, any expense reimbursement payments owed, and any earned but unpaid annual bonus payments relating to the prior year (with subjective goals being treated as achieved at no less than target in the case of Ms. Ferris), which we refer to as “accrued obligations.” In the case of Ms. Ferris, Mr. Kehoe, Ms. Tsai and Ms. Williams, any
accrued but unused vacation pay also constitute accrued obligations that we will pay if they are terminated for any reason.

2025 Proxy Statement	77
Executive Compensation
If a named executive officer’s employment is terminated by us for any reason other than for cause or due to the executive’s death or disability, or if the executive terminates their employment for good reason, then the executive is entitled to receive:
•In the case of all named executive officers, a prorated annual bonus based on the date of termination and the actual bonus that would have been earned in the year of termination had the executive still been employed; provided that, for
Ms. Ferris and Mr. Kehoe, any subjective bonus criteria will be treated as being achieved at no less than target;
•In the case of Mses. Ferris, Tsai and Williams and Mr. Kehoe, a lump sum payment equal to 200% of the sum of the executive’s (1) annual base salary and (2) target annual bonus opportunity in the year in which the termination of employment occurs; provided that, with respect to Ms. Ferris, if such termination or resignation occurs in connection with a change of control, such lump sum payment shall equal 300% of such sum;
•In the case of Mr. Bhathena, a lump sum severance payment equal to one times (1x) the sum of his base salary and target annual incentive compensation for the fiscal year in which the termination occurs;
•In the case of Ms. Ferris, (1) with respect to grants made before the end of 2025, vesting and/or payment of all equity awards on the dates specified in the applicable grant agreements and, with respect to any performance-vested awards, subject to the satisfaction of the applicable performance criteria and (2) with respect to grants made after
2025, vesting and/or payment of all equity awards solely to the extent provided in the applicable award agreements governing such awards, which will be no less favorable than those provided to the executives of the Company generally; provided that, in the event of a termination or resignation in connection with a change of control, all equity awards granted shall become immediately and fully vested as of the later of the date of termination or the date of the change of control (and in the case of performance-based awards for which the performance period has not yet completed, vesting will be at no less than 100% of target);
•In the case of Mr. Kehoe and Mses. Tsai and Williams, vesting and/or payment of all equity awards in accordance with the terms of and on the dates specified in the applicable grant agreements (including the achievement of any stated
performance metrics for a given performance period), subject to and contingent upon the executive’s continued
compliance with the non-competition and non-solicitation covenants in the respective grant agreements and the employment agreement;
•In the case of Mr. Bhathena, a pro-rated annual incentive compensation plan payout for the fiscal year in which the termination occurs, based on actual performance for the entire fiscal year (but not subject to any discretion related to individual performance goals), prorated for the number of full months worked; and, to the extent unpaid, any annual incentive compensation payable for the fiscal year preceding the date of the termination;
•In the case of Mses. Ferris, Tsai and Williams and Mr. Kehoe, COBRA or equivalent coverage (so long as the executive pays the premiums) for a period of eighteen months or, if earlier, until the executive becomes eligible for comparable benefits from another employer, plus a lump sum cash payment equal to the sum of twenty-four monthly COBRA premium payments in the case of Ms. Ferris and eighteen monthly COBRA premium payments in the case of
Mr. Kehoe, Ms. Tsai and Ms. Williams; In the case of Mr. Bhathena, a lump sum cash payment equal to twelve monthly medical and dental COBRA premiums; and
•If Ms. Ferris or Mr. Kehoe receives a notice from us of our intention not to extend her or his employment term,
Ms. Ferris or Mr. Kehoe, as applicable, may elect to terminate her or his employment at any time following the four-
month anniversary of such notice and upon such termination, shall receive the same benefits described above as if such termination were a termination by us without cause.
If employment terminates due to death or disability, in the case of all named executive officers (other than Mr.
Bhathena due to his participation in the Severance Plan) the following would be provided, except as noted below:
•Any accrued obligations;
•A prorated annual bonus based on the target annual bonus opportunity in the year in which the termination occurs or the prior year if no target annual bonus opportunity has yet been determined;
•The unpaid portion of the executive’s annual base salary for the remainder of the employment term; and
•In the case of Mses. Ferris, Tsai and Williams and Mr. Kehoe, vesting and/or payment of all equity awards on the dates specified in the applicable grant agreements and, with respect to any performance-vested awards, subject to the satisfaction of the applicable performance criteria and in the case of Mr. Kehoe and Mses. Tsai and Williams, subject to and contingent upon the executive’s continued compliance with the non-competition and non-solicitation covenants in the respective grant agreements and the employment agreement.
Under each of the employment agreements (other than Mr. Bhathena's participation in the Severance Plan),
“cause” generally means the executive’s:
•Persistent (and in the case of Mses. Ferris and Williams and Mr. Kehoe, knowing) failure to perform duties consistent with a commercially reasonable standard of care;

78	FIS Global
Executive Compensation
•Willful neglect of duties;
•Conviction of, or pleading nolo contendere to, criminal (or, for certain executives, other illegal) activities involving dishonesty or moral turpitude;
•Material breach of the employment agreement, or material breach of our business policies, accounting practices or standards of ethics;
•Impeding or failing to materially cooperate (in the case of Mses. Ferris and Williams and Mr. Kehoe, intentionally) with an investigation authorized by our Board; or
•In the case of Mses. Ferris, Tsai and Williams and Mr. Kehoe, in all scenarios above other than conviction of a criminal or illegal activity, in order to qualify as a termination for cause, we must provide notice of the termination within 90 days of the initial existence of the “cause” event, and the executive has 30 days to cure the event.
Under the Severance Plan, “cause” is defined as:
•Gross negligence or willful misconduct in the performance of, or such Participant’s abuse of alcohol or drugs rendering such Participant unable to perform, the material duties and services required for the Participant’s position with the Company;
•The Participant’s conviction or plea of nolo contendere for any crime involving moral turpitude or a felony;
•The Participant’s commission of an act of deceit or fraud intended to result in personal and unauthorized enrichment of the Participant at the expense of the Company or any of its Affiliates;
•The Participant’s material violation of the written policies of the Company (including the Company’s Code of Conduct, as in effect from time to time);
•The Participant’s material breach of a material obligation of the Participant to the Company pursuant to the
Participant’s duties and obligations under the Company’s Bylaws; or
•The Participant’s material breach of a material obligation of the Participant to the Company pursuant to any award or agreement between the Participant and the Company.
The employment agreements (other than Mr. Bhathena’s participation in the Severance Plan), generally define
“good reason” as:
•A material diminution in the executive’s annual base salary or annual bonus opportunity;
•Our material breach of any of our obligations under the employment agreement;
•In the case of Ms. Ferris, (1) a material reduction in the executive’s duties, responsibilities, authority or reporting lines
(including (x) any requirement by us that the executive report to anyone other than the Board, (y) the executive ceasing to be Chief Executive Officer of a public company or (z) if we do not renominate the executive to the Board) and
(2) any person other than Gary A. Norcross becomes Executive Chairman of the Company;
•In the case of Mr. Kehoe, a material reduction in the executive’s duties, responsibilities, authority or reporting lines
(including the executive ceasing to be Chief Financial Officer of a public company);
•In the case of Ms. Williams, a material reduction in the executive’s duties, responsibilities, or authority as they exist on the effective date of her employment agreement;
•In the case of Mses. Ferris and Williams and Mr. Kehoe, a relocation of the executive’s principal place of employment outside of the Jacksonville, Florida metropolitan area;
•In the case of Ms. Williams, a demotion in the executive’s title to any level below Executive Vice President; or
•In the case of Mses. Ferris, Tsai and Williams and Mr. Kehoe, our giving notice of our intent not to renew their respective employment agreement within two years following a change in control (as defined in the 2022 Omnibus
Plan) for Ms. Ferris and one year of a change in control for Mses. Tsai and Williams and Mr. Kehoe.
To qualify as a “good reason” termination, the executive must provide notice of the termination within 90 days of the initial existence of the “good reason” event. We have 30 days to cure the event.
Under the Severance Plan, “good reason” is defined as:
•A material diminution in Mr. Bhathena’s annual base salary or bonus opportunity; or
•Any requirement that Mr. Bhathena take any action or omit to take any action, which if taken or omitted to be taken would require the Mr. Bhathena to resign in order to comply with applicable law.
To qualify as “good reason” termination, Mr. Bhathena must provide notice of the termination within 60 days of the initial existence of the “good reason”. We have 30 days to cure the event.
Each executive’s employment agreement (and the Severance Plan) provides that, if payments or benefits to be provided to the executive in connection with their termination of employment would be subject to the excise tax under Section
4999 of the Internal Revenue Code, the executive may elect to reduce any payments or benefits to an amount equal to one dollar less than the amount that would be considered a parachute payment under Section 280G of the Internal
Revenue Code. The agreements do not provide for any excise tax gross-up payments.

2025 Proxy Statement	79
Executive Compensation
The employment agreements and Severance Plan provide us and our shareholders with important protections and rights, including the following:

Exception/Protections
Severance benefits under the agreements and the Severance Plan are conditioned upon the executive’s execution of a full release of FIS and related parties, thus limiting our exposure to lawsuits from the executive;

During the executive’s employment with us and in the one-year period following termination of employment, the executive is prohibited from competing with us and from soliciting our customers, suppliers or employees on behalf of a competitor; and

During employment and at all times thereafter the executive shall maintain the confidentiality of our confidential information and trade secrets.
Potential Payments Under Stock Plans
In addition to the post-termination rights and obligations provided in the employment agreements, our 2008 Omnibus
Plan provides for the potential acceleration of vesting and, if applicable, payment of equity awards in connection with a change in control. Under the 2008 Omnibus Plan, for equity awards granted prior to October 22, 2020, outstanding options become immediately exercisable and any restrictions imposed on restricted stock and restricted stock units, including vesting restrictions, lapse upon a change in control. PSUs will be deemed earned at the target level upon a change in control with respect to the open performance periods. In 2020, we amended the 2008 Omnibus Plan to adopt a double trigger change-in-control acceleration provision for the equity awards granted after October 22, 2020 that are assumed or replaced with a substantially equivalent award in connection with a change-in-control, instead of single trigger accelerated vesting. The 2022 Omnibus Plan also has a similar double trigger change-in-control acceleration provision.
For purposes of the 2008 Omnibus Plan and the 2022 Omnibus Plan, the term “change in control” means the occurrence of any of the following events:
•An acquisition by an individual, entity or group of 25% or more of our voting power, excluding certain acquisitions including pursuant to a transaction where conditions described in clause (i), (ii) and (iii) in the bullet below are satisfied;
•Consummation of a reorganization, merger, consolidation or sale of all or substantially all of our assets, which we refer to as a “business combination” of FIS, unless, immediately following such business combination, (i) the persons who were the beneficial owners of our voting stock immediately prior to the business combination beneficially own more than 50% of our then outstanding shares, (ii) no person, entity or group beneficially owns 25% or more of the then outstanding shares of common stock of the entity resulting from that business combination, and (iii) at least a majority of the members of the board of the entity resulting from the business combination were members of our incumbent board;
•During any period of two consecutive years, the individuals who, at the beginning of such period, constitute our board cease for any reason to constitute at least a majority of the board; or
•Our shareholders approve a plan or proposal for the liquidation or dissolution of FIS.
Estimated Payments and Benefits Upon Termination of Employment
The severance amounts do not include a prorated 2024 annual incentive, since such named executive officers would have been paid based on their service through the end of the year and therefore would have received the amount whether or not the termination occurred. Any cash severance payments would be paid in a lump sum following the termination of employment.

80	FIS Global
Executive Compensation
For a termination of employment by us without cause or a termination by the executive for good reason as of
December 31, 2024, the following payments would be made under these NEOs’ employment agreements, except
Mr. Bhathena whose payment would be based on the Severance Plan:

Name	Stephanie L. Ferris(1)	James Kehoe	Firdaus Bhathena	Caroline Tsai
Payment	$9,560,620	$6,324,576	$2,496,992	$4,270,081
(1)Ms. Ferris is entitled to a payment of $13,160,620 following a termination or resignation in connection with a change of control.
Ms. Williams served as Corporate Executive Vice President, Chief People Officer through December 31, 2024. As a result of Mr. Toohey becoming our Chief People Officer on January 1, 2025, Ms. Williams became entitled to be paid
$3,344,444 which is the amount due to her under her employment agreement in connection with a termination for good reason.
Upon a termination of these executives’ employment due to death or disability as of December 31, 2024, the following payments would have been made:

Name	Stephanie L. Ferris	James Kehoe	Firdaus Bhathena	Caroline Tsai	L. Denise Williams
Payment upon death	$2,400,000	$1,462,500	$–	$980,000	$720,000
Payment upon disability	$3,373,077	$3,046,875	$–	$1,751,795	$770,000
Estimated Equity Values
As disclosed in the Outstanding Equity Awards at Fiscal Year-End table, the named executive officers had outstanding unvested stock options (“Stock Options”), performance stock units, and restricted stock unit awards (collectively, the
“Stock Awards”) as of December 31, 2024.
The following estimates are based on a stock price of $80.77 per share, which was the closing price of our common stock on December 31, 2024. The Stock Options reflect the excess of this share price over the exercise price of the unvested stock options that would vest. The Stock Awards were determined by multiplying the number of shares that would vest by $80.77.
The estimated value of the Stock Options held by the named executive officers that would vest upon a termination by the
Company of each executive’s employment without cause or by the executives for good reason, a termination due to death or disability, or a change in control would be as follows:

Name	Stephanie L. Ferris	James Kehoe	Firdaus Bhathena	Caroline Tsai
Estimated Value	$957,301	$–	$260,500	$259,276
The estimated value of Stock Awards held by the named executive officers that would vest upon or in connection with termination by the Company of each executive’s employment without cause or by the executives for good reason, a termination due to death or disability, or a change in control would be as follows:

Name	Stephanie L. Ferris	James Kehoe	Firdaus Bhathena	Caroline Tsai
Estimated Value	$41,658,985	$18,110,047	$7,817,567	$12,012,599
In connection with Ms. Williams' termination of her employment for good reason on December 31, 2024, Ms. Williams became entitled to have her outstanding equity awards vest in accordance with the terms of and on the dates specified in the applicable grant agreements (including the achievement of any stated performance metrics for a given performance period), subject to and contingent upon her compliance with the non-competition and non-solicitation covenants in the respective grant agreements and her employment agreement. The total estimated value of such equity awards was $259,276 in Stock Options and $9,555,899 in Stock Awards as of December 31, 2024.

2025 Proxy Statement	81
Executive Compensation
Compensation Risk Assessment
As part of the annual compensation risk assessment, the Company reviewed the various design elements of the
Company’s 2024 compensation programs to determine whether any of its aspects encourage excessive or inappropriate risk-taking. The scope of this review included aspects of executive compensation, as well as consideration of the items of our compensation policies and practices that affect all employees. Meridian assisted with this assessment. Such evaluation concluded that the Company’s 2024 compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.
Action to Recover Erroneously Awarded Compensation
On November 1, 2024, the Company determined that it was required to revise its previously issued consolidated financial statements as of and for the annual periods ended December 31, 2023 and 2022, and the quarterly periods ended
March 31 and June 30, 2024 to correct certain misstatements in those financial statements (the “Revision”). The misstatements related primarily to the timing of the recognition of expenses associated with inventory-related accruals, along with their related balance sheet impacts, and the presentation of certain value-added tax balances in the consolidated financial statements. As a result of the Revision, which was a “little r” restatement and disclosed in the
Company’s Quarterly Report on Form 10-Q filed with the SEC on November 4, 2024, the Company’s 2023 (i) Adjusted
EBITDA and (ii) Revenue (on a constant currency basis) under its incentive programs were revised from $6,098 million and $14,571 million, respectively, to $6,078 million and $14,581 million, respectively. As required by the Company’s
Excess Incentive Compensation Clawback Policy (the “Policy”) and NYSE Listing Standards, the Compensation
Committee evaluated the Revision under the Policy and NYSE Listing Standards and concluded that the Revision constituted an “Accounting Restatement” (as defined in the Policy) that impacted compensation received on or after
October 2, 2023 that was granted, earned or vested based, wholly or in part, upon the attainment of financial reporting measures affected by the Revision. Under NYSE Listing Rules, compensation is deemed “received” in the fiscal year during which the applicable financial reporting measure was attained or purportedly attained.
Covered Compensation
2023 Annual Cash Incentive Program
Prior to the Revision, the Company’s achievement under the 2023 annual cash incentive program for the Company’s executive officers was 142.9% of target, based in part on the Company’s non-revised EBITDA and revenue performance
(weighted 30% and 25% under the program, respectively). If performance under the 2023 annual cash incentive program had been measured based on the Company’s revised EBITDA and revenue performance for 2023, as noted above, the
Company’s achievement would have been 142.8% of target. The aggregate amount of compensation that was erroneously awarded to the Company’s current and former executive officers under the 2023 annual cash incentive program as a result of the Revision was $5,347 (the “Incentive Compensation Overpayment”), which is equal to the difference between the amount paid under the 2023 annual cash incentive program prior to the Revision ($8,584,688)
and the amount that would have been paid under the program if achievement had been measured based on the revised amounts for the EBITDA and revenue metrics ($8,579,341).
Outstanding PSUs
Although fiscal 2023 is included as a separate performance year for each of the 2021 and 2022 PSUs, the Compensation
Committee determined that there was no impact due to the Revision on the 2021 and 2022 PSUs because the portion of the 2021 and 2022 PSUs that was tied to 2023 performance vested at 0%. The 2023 PSUs are scheduled to vest based on the Company’s TSR performance over the 2023 - 2025 performance period. The Compensation Committee does not believe that the 2023 PSUs are impacted by the Revision as the stock price that will be used to calculate the Company’s
TSR performance will be based on December 31, 2025, well after the Revision was publicly disclosed.
2022 Annual Cash Incentive Program
Although executive officer compensation received prior to 2023 falls outside the scope of the Policy and the NYSE
Listing Standards, the Compensation Committee nevertheless considered whether any compensation received for 2022 was affected by the Revision and could be recovered. The Company’s executive officers received no payout under the
2022 annual cash incentive program. Despite being eligible for a payout of 27% based solely on the Adjusted Revenue performance goal, the Company failed to reach the minimum performance goals for Adjusted EBITDA and Adjusted EPS metrics under our annual cash incentive program. As a result, the Compensation Committee applied negative discretion and elected to provide no payout under the annual cash incentive program.

82	FIS Global
Executive Compensation
Recovery
As required by the Policy, the Company undertook efforts to recover the Incentive Compensation Overpayment from the impacted current and former executive officers of the Company and, as of December 31, 2024, the Company had
recovered the full amount of the Incentive Compensation Overpayment.
CEO Pay Ratio
Our CEO pay ratio was calculated in compliance with the requirements set forth in Item 402(u) of Regulation S-K. We identified the median employee using our employee population as of October 1, 2024. To identify the median employee, we applied our consistently applied compensation measure across the identified populations. Our consistently applied compensation measure is the compensation provided to employees that is considered taxable wages in the country in which the employee is employed, and this definition was applied consistently within each country for the fiscal year 2024.
We then calculated the median employee’s compensation for the fiscal year 2024 in the same manner as the named executive officers in the 2024 Summary Compensation Table.
For fiscal year 2024, our median employee compensation was $45,447. The total compensation of Ms. Ferris, our chief executive officer, as reported in the Total column of the 2024 Summary Compensation Table was $21,243,485. The ratio of the annual total compensation of our CEO to that of our median employee is approximately 467:1.
Our CEO pay ratio is influenced by the countries in which we have employees. Of our employee population on the measurement date, a substantial portion of our employees are in locations where wages are significantly lower than other locations in which we operate, including the United States where our executive offices are located.
Pay Versus Performance
As required by Item 402(v) of Regulation S-K, the following table sets forth information regarding the Company’s performance and the “compensation actually paid” (or CAP) to our NEOs as calculated in accordance with SEC disclosure rules. For information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with its financial and operational performance, refer to the Compensation Discussion and
Analysis section.

							Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO#1(b)(1) (1)	Summary Compensation Table Total for PEO#2(b)(2) (2)	Compensation Actually Paid to PEO#1(c)(1) (3)	Compensation Actually Paid to PEO#2(c)(2) (4)	Average Summary Compensation Table Total for Non-PEO NEOs (d)	Average Compensation Actually Paid to Non-PEO NEOs (e)(10)	Total Shareholder Return (f)(11)	Peer Group Total Shareholder Return(g) (12)	Net Income (in millions)(h) (13)	Revenue Metric Used for Annual Incentive Program (in millions) (i) (14)
2024(5)	n/a	$21,243,485	n/a	$33,854,155	$7,134,815	$10,873,143	$64.14	$126.45	$1,450	$10,101
2023(6)	n/a	$19,433,742	n/a	$14,340,414	$6,589,111	$5,523,077	$46.83	$118.52	$(6,655)	$14,581
2022(7)	$45,321,374	$15,830,864	$19,650,428	$3,210,304	$8,545,905	$2,582,104	$51.00	$100.28	$(16,752)	$14,817
2021(8)	$25,023,771	n/a	$(110,502)	n/a	$10,257,289	$2,697,249	$80.26	$120.19	$417	$13,843
2020(9)	$17,905,009	n/a	$16,684,741	n/a	$16,506,772	$14,866,207	$102.76	$124.60	$158	$12,591
(1)Gary A. Norcross departed the Company as CEO effective December 16, 2022.
(2)Reflects compensation amounts reported in the 2024, 2023 and 2022 Summary Compensation Table for Ms. Ferris, our current CEO effective
December 16, 2022.
(3)“Compensation Actually Paid” to Mr. Norcross in each of 2022, 2021 and 2020 reflects the respective amounts set forth in column (b)(1) of the table above, adjusted as set forth in the table below as determined in accordance with the applicable SEC rules.
(4)“Compensation Actually Paid” to Ms. Ferris in each of 2024, 2023 and 2022 reflects the respective amounts set forth in column (b)(2) of the table above, adjusted as set forth in the table below as determined in accordance with the applicable SEC rules.

2025 Proxy Statement	83
Executive Compensation

Year	2020	2021	2022	2022	2023	2024
PEO	Gary A. Norcross	Gary A. Norcross	Gary A. Norcross	Stephanie L. Ferris	Stephanie L. Ferris	Stephanie L. Ferris
Summary Compensation Table (SCT) Total ($)	17,905,009	25,023,771	45,321,374	15,830,864	19,433,742	21,243,485
Deduct: Amounts Reported under the “Stock Awards” Column in the SCT ($)	(12,385,502)	(14,339,482)	(30,599,876)	(12,922,017)	(9,005,347)	(17,571,281)
Deduct: Amounts Reported under the “Option Awards” Column in the SCT ($)	(3,749,992)	(4,250,002)	–	(1,999,990)	(6,479,998)	–
Increase: Fair Value of Awards Granted during the year that remain Outstanding and Unvested as of year-end ($)	19,776,819	13,333,489	–	7,191,400	14,036,961	21,316,738
Increase: Fair Value of Awards Granted during the year that Vested during the year ($)	–	–	14,537,377	–	–	–
Increase/deduct: Change in Fair Value from prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of year-end ($)(a)	1,083,491	(13,943,099)	–	(3,327,604)	(2,282,258)	7,224,427
Increase/deduct: Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year ($)	(5,609,821)	439,855	(9,231,661)	–	(55,507)	1,640,786
Deduct: Fair Value of Awards Granted Prior to year that were Forfeited during year ($)	(335,263)	(6,375,034)	(376,786)	(1,562,349)	(1,307,179)	–
Compensation Actually Paid ($)	16,684,741	(110,502)	19,650,428	3,210,304	14,340,414	33,854,155
(a)The values for 2023 and 2022 have been updated from those presented in last year’s proxy statement to adjust for how the change in fair value of awards is calculated to conform with SEC rules.
Categories with no values are excluded from the table above, which include: deduction for change in the actuarial present values, increase for service cost for pension plans, increase for prior service cost for pension plans, increase based upon incremental fair value of awards modified during year, and increase based on dividends or other earnings paid during year prior to the vesting date of an award. The fair value of the stock options was determined using the Black-Scholes option pricing model. Adjustments have been made using stock option fair values as of each measurement date using the stock price, term, volatility, dividend yield, and risk-free rate as of the measurement date. The fair value of performance stock units with market condition was determined using the Monte Carlo model. The fair value of the performance stock units without market condition was determined using the stock price at each measurement date and is based on (i) actual achievement of performance conditions for performance period completed or (ii) probable outcome of performance conditions as of each measurement date for performance periods not completed. For the fair value of time-vested restricted stock units, grant date fair values are based on stock price as of each measurement date. The fair value calculation used herein is consistent with the fair value methodology used to account for share-based payments in our financial statements.
(5)2024 reflects the average compensation information for Mses. Tsai and Williams, Messrs. Kehoe and Bhathena.
(6)2023 reflects the average compensation information for Mses. Tsai and Williams, Messrs. Gileadi, Hoag and Kehoe.
(7)2022 reflects the average compensation information for Mses. Tsai and Williams, Messrs. Gileadi, Hoag and Woodall.
(8)2021 reflects the average compensation information for Ms. Ferris, Messrs. Boyd, Lowthers, Ramji and Woodall.
(9)2020 reflects the average compensation information for Ms. Ferris, Messrs. Boyd, Heimbouch, Lowthers, Ramji, and Woodall.
(10)“Average Compensation Actually Paid” to the Non-PEO NEOs listed above in each of 2024, 2023, 2022, 2021 and 2020 reflects the average amount set forth in column (d) of the table above, adjusted as set forth in the table below as determined in accordance with the applicable SEC rules.

84	FIS Global
Executive Compensation

Year Non-PEO NEO	2020 Average	2021 Average	2022 Average	2023 Average	2024 Average
	(9)	(8)	(7)	(6)	(5)
SCT Total ($)	16,506,772	10,257,289	8,545,905	6,589,111	7,134,815
Deduct: Amounts Reported under the “Stock Awards” Column in SCT Total ($)	(3,801,637)	(3,948,192)	(5,423,849)	(3,534,107)	(4,768,787)
Deduct: Amounts Reported under the “Option Awards” Column in SCT Total ($)	(917,720)	(1,138,876)	(829,998)	(936,002)	–
Increase: Fair Value of Awards Granted during the year that remain Outstanding and Unvested as of year-end ($)	4,504,649	3,761,408	2,868,422	4,422,045	5,908,305
Increase: Fair Value of Awards Granted during the year that Vested during year ($)	991,118	–	126,369	–	–
Increase/deduct: Change in Fair Value from prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of year-end ($)(a)	149,092	(3,579,308)	(1,113,287)	(584,867)	1,881,119
Increase/deduct: Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year ($)	364,656	(15,284)	(598,284)	(82,400)	717,691
Deduct: Fair Value of Awards Granted Prior to year that were Forfeited during year ($)	(2,930,723)	(2,639,788)	(993,174)	(350,703)	–
Compensation Actually Paid ($)	14,866,207	2,697,249	2,582,104	5,523,077	10,873,143
(a)The values for 2023 and 2022 have been updated from those presented in last year’s proxy statement to adjust for how the change in fair value of awards is calculated to conform with SEC rules.
Categories with no values are excluded from the table above, which include: deduction for change in the actuarial present values, increase for service cost for pension plans, increase based upon incremental fair value of awards modified during year, and increase based on dividends or other earnings paid during year prior to the vesting date of an award. The fair value of the stock options was determined using the Black-Scholes option pricing model. Adjustments have been made using stock option fair values as of each measurement date using the stock price, term, volatility, dividend yield, and risk-free rate as of the measurement date. The fair value of performance stock units with market condition was determined using the Monte Carlo model. The fair value of the performance stock units without market condition was determined using stock price at each measurement date and is based on (i) actual achievement of performance conditions for performance period completed or (ii)
probable outcome of performance conditions as of each measurement date for performance periods not completed. For the fair value of time-
vested restricted stock units, grant date fair values are based on stock price as of each measurement date. The fair value calculation used herein is consistent with the fair value methodology used to account for share-based payments in our financial statements.
(11)For the relevant fiscal year, represents the cumulative TSR of FIS including reinvestment of dividends for the measurement periods beginning on
December 31, 2019 and ending on December 31 of each year 2024, 2023, 2022, 2021 and 2020, respectively, assuming the value of the investment in our common stock was $100.
(12)For the relevant fiscal year, represents the cumulative TSR of the S&P Supercap Data Processing & Outsourced Services Index (the same industry index we use for purposes of the comparative total shareholder return graph in our Annual Report on Form 10-K for the year ended December 31,
2024) including reinvestment of dividends.
(13)Reflects “Net Income” in the Company's Consolidated Income Statements included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2024, 2023, 2022, 2021 and 2020. Net Income for the years ended December 31, 2023 and 2022 have been revised to correct immaterial misstatements identified during 2024. A summary of revisions to the previously reported financial statements is included in Note 24 to our consolidated financial statements for the fiscal year ended December 31, 2024, included in our Annual Report on the Form 10-K filed with the
SEC on February 13, 2025.
(14)Company-selected Measure is the revenue metric used for the 2024 annual incentive program, which is based on GAAP revenue adjusted for the impact of foreign currency exchange rates. For years prior to 2024, the revenue metric is based on GAAP revenue as well as revenue from discontinued operations, adjusted for the impact of foreign currency exchange rates. This metric is an important measure of the growth of the
Company, our ability to satisfy our customers and to gain new customers, and the effectiveness of our products and solutions. Revenue metric for
2023 and 2022 have been revised to correct immaterial misstatements identified during 2024. A summary of revisions to the previously reported financial statements is included in Note 24 to our consolidated financial statements for the fiscal year ended December 31, 2024, included in our
Annual Report on the Form 10-K filed with the SEC on February 13, 2025.

2025 Proxy Statement	85
Executive Compensation
COMPENSATION ACTUALLY PAID VS. FIS AND PEER GROUP TSR

PEO #1	PEO #2	Avg. NEO	FIS TSR	Peer TSR
COMPENSATION ACTUALLY PAID VS. FIS NET INCOME

PEO #1	PEO #2	Avg. NEO	Net Income

86	FIS Global
Executive Compensation
COMPENSATION ACTUALLY PAID VS. FIS REVENUE METRIC USED FOR ANNUAL INCENTIVE PROGRAM

PEO #1	PEO #2	Avg. NEO	FIS Revenue Metric used for Annual Incentive Program
Performance Measures Used to Link Company Performance and Compensation Actually
Paid to the NEOs
The following is a list of financial performance measures, which in our assessment represent the most important financial performance measures used by the Company to link compensation actually paid to the named executive officers for 2024.
•Revenue metric used for annual cash incentive program
•EBITDA metric used for annual cash incentive program
•Annual Adjusted Revenue Growth
•Annual Adjusted EPS Growth
•Future Forward cash savings as calculated for 2024 annual cash incentive program
•Relative total shareholder return
Intentionally Left Blank

88	FIS Global

2025 Proxy Statement	89

Proposal 3: Ratification of Independent Registered Public Accounting Firm

The Board recommends that the shareholders vote “FOR” the ratification of KPMG
LLP as the Company’s independent registered public accounting firm for 2025.

90	FIS Global
Proposal No. 3: Ratification of Independent Registered Public Accounting Firm
Ratification of KPMG as the Company’s Independent
Registered Public Accounting Firm
Although shareholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of KPMG to our shareholders for ratification. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and our shareholders. If our shareholders do not ratify the Audit Committee’s selection, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
In choosing our independent registered public accounting firm, our Audit Committee conducts a comprehensive review of the qualifications of those individuals who will lead and serve on the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm. The review also includes matters required to be considered under the SEC rules on “Auditor Independence,” including the nature and extent of non-audit services, to ensure that they will not impair the independence of the accountants.
Representatives of KPMG are expected to be present at the annual meeting. These representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Principal Accounting Fees and Services
The Audit Committee engaged KPMG to audit the consolidated financial statements of the Company for the 2024 fiscal year. For services rendered to us during or in connection with our fiscal years ended December 31, 2024 and 2023, we were billed the following fees by KPMG:

	2024	2023
Audit Fees(1)	$12,253,934	$21,535,579
Audit-Related Fees(2)	$315,351	$268,521
Tax Fees(3)	$1,870,201	$471,522
All Other Fees(4)	$475,002	$288,455
(1)Audit fees consisted of fees for the audits, registration statements and other filings related to the Company’s 2024 and 2023 financial statements, and audits of the Company’s subsidiaries required for regulatory reporting purposes, including billings for out-of-pocket expenses incurred.
(2)Audit-related fees in 2024 and 2023 consisted primarily of fees for various assurance reports.
(3)Tax fees in 2024 and 2023 consisted principally of fees for tax compliance, tax planning and tax advice.
(4)Other non-audit permitted services associated with various initiatives by the Company.
Approval of Accountants’ Services
In accordance with the requirements of the Sarbanes-Oxley Act of 2002, all audit and audit-related work and all non-audit work performed by KPMG is approved in advance by the Audit Committee. The Audit Committee has adopted policies and procedures for pre-approving work performed by KPMG. Specifically, the Audit Committee has pre-
approved the use of KPMG for specific types of services subject to maximum amounts set by the committee.
Additionally, specific pre-approval authority is delegated to our Audit Committee chair, provided that the estimated fee for the proposed service does not exceed a pre-approved maximum amount set by the committee. Our Audit Committee chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Any other services are required to be pre-approved by the Audit Committee.

2025 Proxy Statement	91
Report of the
Audit Committee
The purpose of the Audit Committee of the Board is primarily to provide independent review and oversight of the
Company’s accounting and financial reporting processes, financial statements, internal controls over financial reporting, audit processes and financial results of the Company’s operations. As set forth in the written charter of the Audit
Committee, management of the Company is responsible for the preparation and fair presentation of FIS’ financial statements and for maintaining effective internal control. Management is also responsible for assessing and maintaining the effectiveness of internal control over the financial reporting process and adopting procedures that are reasonably designed to assure compliance with accounting standards and applicable laws and regulations.
KPMG, the Company’s independent registered public accounting firm, is responsible for auditing FIS’ annual financial statements and expressing an opinion as to whether the statements are fairly stated in all material respects in conformity with U.S. generally accepted accounting principles and performs its responsibilities in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”). KPMG is also responsible for expressing an opinion as to whether the Company maintained, in all material respects, effective internal control over financial reporting based on criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring
Organizations of the Treadway Commission. In performing our oversight function, the Audit Committee reviewed and discussed with management and KPMG the audited financial statements of FIS as of and for the year ended December
31, 2024. Management and KPMG reported to us that the Company’s consolidated financial statements present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of FIS and its subsidiaries in conformity with U.S. generally accepted accounting principles. The Committee has also discussed with
KPMG the matters required to be discussed under the applicable requirements of the PCAOB and the Securities and
Exchange Commission.
We have received and reviewed the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and have discussed with them their independence. In addition, we have considered whether KPMG’s provision of non-audit services to the Company is compatible with their independence.
Finally, we discussed with FIS’ internal auditors and KPMG the overall scope and plans for their respective audits. We met with KPMG during each Audit Committee meeting. Our discussions with them included the results of their examinations, their evaluations of FIS’ internal controls and the overall quality of FIS’ financial reporting.
Management was present during the regular quarterly discussions with KPMG. In addition, the Audit Committee meets regularly with KPMG in executive session.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the
Board approved, that the audited financial statements referred to above be included in FIS’ Annual Report on Form 10-K for the year ended December 31, 2024, and that KPMG be appointed the independent registered public accounting firm for FIS for 2025.
Audit Committee
Nicole M. Anasenes (Chair)
Lee Adrean
Kourtney K. Gibson
Lisa A. Hook

92	FIS Global
Security Ownership of Certain
Beneficial Owners, Directors and
Executive Officers
The number of our common shares beneficially owned by each individual or group is based upon information in documents filed by such person with the SEC, other publicly available information or information available to us. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares of common stock beneficially owned by that shareholder. The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC.
Security Ownership of Certain Beneficial Owners
The following table sets forth information regarding beneficial ownership of our common stock by each shareholder who is known by the Company to beneficially own 5% or more of our common stock. The information reported is as of April
14, 2025, except as otherwise indicated in the footnotes to the table.

Name	Number of shares beneficially owned	Percent of class
The Vanguard Group(1)	69,379,555	13.2%
BlackRock, Inc.(2)	38,938,367	7.4%
Dodge & Cox(3)	34,327,527	6.5%
JPMorgan Chase & Co(4)	32,398,506	6.2%
Capital Research Global Investors(5)	28,350,357	5.4%
(1)According to a Schedule 13G/A filed on February 12, 2024, The Vanguard Group, Inc., a Pennsylvania corporation, 100 Vanguard Blvd., Malvern, PA
19355, has sole power to vote 0 shares, sole power to dispose or direct disposition of 66,718,548 shares, shared power to vote 768,581 shares, and shared power to dispose of 2,661,007 shares.
(2)According to a Schedule 13G/A filed on April 17, 2025, BlackRock, Inc., a Delaware corporation, 50 Hudson Yards, New York, New York 10001, has sole power to vote 35,066,792 shares and sole power to dispose or direct the disposition of 38,938,367 shares.
(3)According to a Schedule 13G/A filed on February 13, 2025, Dodge & Cox, a California corporation, 555 California Street, 40th Floor, San Francisco, CA
94104, has sole power to vote 32,575,977 shares, sole power to dispose or direct disposition of 34,327,527 shares.
(4)According to a Schedule 13G filed on February 10, 2025, JPMorgan Chase & Co., a Delaware corporation, 383 Madison Avenue, New York, NY 10179, has sole power to vote 29,556,781 shares, sole power to dispose or direct disposition of 32,070,847 shares, shared power to vote 325,878 shares and shared power to dispose of 320,313 shares.
(5)According to a Schedule 13G filed on November 12, 2024, Capital Research Global Investors, a Delaware corporation, 333 South Hope Street, 55th
Fl., Los Angeles, CA 90071, has sole power to vote 28,347,305 shares, sole power to dispose or direct disposition of 28,350,357.

2025 Proxy Statement	93
Security Ownership of Certain Beneficial Owners, Directors and Executive Officers
Security Ownership of Management and Directors
The following table sets forth information regarding beneficial ownership of our common stock as of April 14, 2025 by:
•each director and nominee for director;
•each of the named executive officers as defined in Item 402(a)(3) of Regulation S-K promulgated by the SEC; and
•all of our current executive officers and directors as a group.
The information is not necessarily indicative of beneficial ownership for any other purpose.

Name	Number of shares owned(1)	Number of options(2)	Total	Percent of total outstanding
Lee Adrean	18,449	–	18,449	*
Nicole M. Anasenes	–	–	–	*
Mark D. Benjamin	7,695	–	7,695	*
Firdaus Bhathena	23,652	89,606	113,258	*
Stephanie L. Ferris	192,952	481,862	674,814	*
Kourtney K. Gibson	–	–	–	*
Jeffrey A. Goldstein	11,098	–	11,098	*
Lisa A. Hook	7,897	–	7,897	*
James Kehoe	62,960	–	62,960	*
Kenneth T. Lamneck(3)	11,614	–	11,614	*
Gary L. Lauer	14,515	–	14,515	*
James B. Stallings Jr.	24,411	–	24,411	*
Caroline Tsai	39,097	133,746	172,843	*
L. Denise Williams(4)	32,199	161,408	193,607	*
Directors and Officers (15 persons)(5)	414,340	705,214	1,119,554	*
*Represents less than 1% of our common stock.
(1)Includes time-based restricted stock units (RSUs) granted in 2024 that vest within 60 days after April 14, 2025. Does not include RSUs deferred under the director deferral plan for each director as follows: 15,373 shares for Mr. Goldstein, 11,830 shares for Ms. Hook, and 11,830 shares for Mr. Lauer.
(2)Represents shares that are subject to stock options that are exercisable on April 14, 2025 or become exercisable within 60 days after April 14, 2025.
(3)Included in the amount are 2,246 shares held in trust.
(4)Ms. Williams served as Corporate Executive Vice President, Chief People Officer through December 31, 2024 and is listed pursuant to the rules of the
SEC related to named executive officers.
(5)None of the shares held by the current directors and officers have been pledged.

94	FIS Global
Securities Authorized for Issuance
Under Equity Compensation Plans
The following table provides information as of December 31, 2024 about our common stock that may be issued under our equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)		Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)(3)
Equity compensation plans approved by security holders	10,124,336		$108.54	24,009,509
Equity compensation plan not approved by security holders	2,610,307	(4)	$114.10	–
Total	12,734,643		$110.18	24,009,509
(1)Reflects the following outstanding equity-based awards:
•6,672,420 stock options;
•4,126,317 restricted stock units; and
•1,935,906 performance stock units.
(2)Weighted-average exercise price excludes restricted stock, restricted stock units, performance shares and performance stock units, as they do not have exercise prices.
(3)As of December 31, 2024, in addition to being available for issuance pursuant to the exercise of options, warrants or rights, the 24,009,509 shares under the Fidelity National Information Services, Inc. 2022 Omnibus Incentive Plan, which we refer to as the 2022 Omnibus Plan, were also available for issuance in the form of restricted stock, restricted stock units, performance shares, performance stock units, or other stock-based awards.
(4)Includes 1,512,110 outstanding stock options, restricted stock units and target performance stock units granted with respect to shares that were added to the Company's existing omnibus incentive plan in connection with the SunGard acquisition in 2015 and 1,098,197 outstanding stock options, restricted stock units and target performance stock units that were granted with respect to shares that were added to the Company’s existing omnibus incentive plan in connection with the Worldpay acquisition in 2019. In accordance with New York Stock Exchange rules, no shareholder approval was required for the listing of these shares. No further shares that were assumed from the SunGard and Worldpay plans are available to grant.
Delinquent Section 16(a) Reports
Section 16 of the Exchange Act requires the Company’s executive officers and directors to file reports of their ownership, and changes in ownership, of the Company’s common stock with the SEC. The Company is required to report in this proxy statement any failure of its directors and executive officers to file by the relevant due date any reports required to be filed pursuant to Section 16 during fiscal year 2024. To the Company’s knowledge, based upon the reports filed and written representations regarding reports required during the fiscal year ended December 31, 2024, no director or executive officer of FIS failed to file reports required by Section 16(a) on a timely basis.

2025 Proxy Statement	95
Shareholder Nominations for Board
Membership and Other Proposals
A shareholder wishing to nominate any person for election as a director of FIS at the Annual Meeting of Shareholders to be held in 2026 must comply with Section 1.12 (Shareholder Proposals and Nominations) or Section 2.12 (Proxy Access)
of our Bylaws. Section 1.12 requires notice to FIS no later than December 29, 2025, accompanied by the information required by Section 1.12. Section 2.12(b) requires notice to FIS no earlier than November 29, 2025, and no later than
December 29, 2025, accompanied by the information required by Section 2.12. If the date of the Annual Meeting of
Shareholders to be held in 2026 is changed to a date more than 30 days earlier or later than June 12, 2026, shareholders wishing to nominate any person for election as a director of FIS at the Annual Meeting of Shareholders to be held in 2026 must comply with the notice deadlines as calculated in Section 1.12(d) and 2.12(b).
In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended. Such notice must be provided to the Corporate Secretary of the Company at 347 Riverside Avenue,
Jacksonville, Florida 32202, no earlier than November 29, 2025, and no later than December 29, 2025, assuming that the
2025 Annual Meeting of Shareholders is held on schedule.
Any other proposal that a shareholder wishes to be considered for inclusion in the proxy and proxy statement relating to the Annual Meeting of Shareholders to be held in 2026 pursuant to Rule 14a-8 must be received by the Company no later than December 29, 2025. Any proposal that a shareholder wishes to bring before the 2026 Annual Meeting of
Shareholders without inclusion of such proposal in the Company’s proxy materials must also be received by the
Company no later than December 29, 2025. All proposals must comply with the applicable requirements or conditions established by the SEC and the Company’s Bylaws, which require, among other things, certain information to be provided in connection with the submission of shareholder proposals. All proposals must be directed to the Corporate
Secretary of the Company at 347 Riverside Avenue, Jacksonville, Florida 32202. The persons designated by us as proxies in connection with the Annual Meeting of Shareholders will have discretionary voting authority with respect to any shareholder proposal for which the Company does not receive timely notice.
Shareholder Recommendations for Board Membership
The Board has adopted a policy with respect to the consideration of director candidates recommended by shareholders.
A candidate submission from a shareholder will be considered at any time if the following information is submitted to the
Corporate Secretary of the Company:
•The recommending shareholder’s name and address, together with the number of shares, length of period held and proof of ownership;
•Name, age and address of candidate;
•Detailed resume of candidate, including education, occupation, employment and other current commitments;
•Description of arrangements or understandings between the recommending shareholder and the candidate;
•Statement describing the candidate’s reasons for seeking election to the Board and documenting the candidate’s satisfaction of qualifications articulated by the Board;
•A signed statement from the candidate, confirming willingness to serve and lack of conflict of interest with the
Company; and
•If the recommending shareholder has been a beneficial holder of more than 5% of the Company’s stock for more than a year, then it must consent to additional public disclosures by the Company with regard to the nomination.

96	FIS Global
Shareholder Nominations for Board Membership and Other Proposals
The Corporate Secretary will promptly forward complying nominee recommendation submissions to the Chair of the
Corporate Governance, Nominating and Sustainability Committee. The Corporate Governance, Nominating and
Sustainability Committee will apply the same criteria in evaluating candidates nominated by shareholders as in evaluating candidates recommended by other sources.
In addition, nominations of individuals for election to our Board at any meeting of shareholders at which directors are to be elected may be made by any of our shareholders entitled to vote for the election at that meeting by complying with the procedures set forth in Section 1.12 or Section 2.12 of our Bylaws. Section 2.12 sets the Proxy Access rights of our shareholders. It provides that a shareholder, or a group of up to twenty (20) shareholders, who have held at least 3% of the total outstanding shares of the Company continuously for three years or more may nominate and include in our proxy materials up to the greater of two (2) directors or twenty percent (20%) of the current Board, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in Section 2.12. For information regarding the deadlines for submitting nomination notices pursuant to Section 1.12 or Section 2.12 of our Bylaws, see “Shareholder
Nominations for Board Membership and Other Proposals” on page 95 of this proxy statement.

2025 Proxy Statement	97
Other Matters
The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, the enclosed proxy card confers discretionary authority on the persons named in the enclosed proxy card to vote as they deem appropriate on such matters. It is the intention of the persons named in the enclosed proxy card to vote the shares in accordance with their best judgment.
Available Information
The Company files Annual Reports on Form 10-K with the SEC. A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (except for certain exhibits thereto), including our audited financial statements, may be obtained, free of charge, upon written request by any shareholder to Fidelity National Information Services, Inc., 347
Riverside Avenue, Jacksonville, Florida 32202, Attention: Investor Relations. Copies of all exhibits to the Annual Report on Form 10-K are available upon a similar request, subject to reimbursing us for our expenses in supplying any exhibit.

98	FIS Global
Frequently Asked Questions
Your shares can be voted at the annual meeting only if you vote by proxy or if you are present and vote in person. Even if you expect to attend the annual meeting, please vote by proxy to ensure that your shares will be represented.
Why did I receive these materials?
We are providing you with a Notice of Internet Availability of Proxy Materials and access to these proxy materials, which include this proxy statement, a proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2024, because you were a shareholder of the Company at the close of business on April 14, 2025 (the “record date”); therefore, you are entitled to vote at the annual meeting. This proxy statement contains information about the matters to be voted on at the annual meeting and the voting process, as well as information about the Company’s directors and executive officers.
Why did I receive a one-page notice (the “E-Proxy
Notice’’) in the mail regarding the Internet availability
of proxy materials, instead of a full printed set of
proxy materials?
As permitted by SEC rules, instead of mailing a printed copy of our proxy materials to each stockholder of record, we generally furnish proxy materials via the Internet. Unless you have previously signed up to receive your materials in paper, you will receive a document entitled Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) and
will not receive a printed copy of the proxy materials or the annual report to stockholders, unless you specifically request them. The E-Proxy Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials, including our annual report to stockholders, online.
Instructions for requesting printed proxy materials are included in the E-Proxy Notice. E-Proxy Notices are distributed by mail, unless you previously signed up to receive your proxy materials electronically, in which case it will be sent to the last email address you provided to us. If you previously notified us of your election to receive all proxy materials in printed format, then we will send you a full set of printed proxy materials, including our annual report to stockholders, rather than an E-Proxy Notice. E-Proxy Notices or full sets of printed proxy materials will be distributed on or about
April 28, 2025.
If you previously elected to receive your proxy materials in printed format, but would like to receive an E-Proxy Notice and use the Internet to access proxy materials in the future, please visit www.proxyvote.com and click on “Delivery
Settings.” This would significantly reduce our printing and postage costs and eliminate bulky paper documents from your personal files.
Who is Entitled to Vote?
All record holders of FIS common stock as of the close of business on April 14, 2025, are entitled to vote. On that day,
525,818,063 shares were issued, outstanding and eligible to vote. Each share is entitled to one vote on each matter presented at the annual meeting.
What Shares are Covered by the Proxy Card?
The proxy card covers all shares held by you of record, that is, all shares registered in your name.

2025 Proxy Statement	99
Frequently Asked Questions
What if I Am A Beneficial Holder Rather than an Owner
of Record?
If you hold your shares through a broker, bank, or other nominee, you will receive separate instructions from the nominee describing how to vote your shares.
How Do I Vote?
1.In person at the annual meeting. All shareholders of record may vote in person at the annual meeting by bringing the enclosed proxy card and proof of identification; or
2.By proxy. There are three ways to vote by proxy:
a.by internet, using a unique password printed on your proxy card and following the instructions on the proxy card;
b.by mail, using the enclosed proxy card and return envelope; or
c.by telephone, using the telephone number printed on the proxy card and following the instructions on the proxy card.
Even if you expect to attend the annual meeting, please vote by proxy to ensure that your shares will be represented.
What Does it Mean to Vote By Proxy?
It means that you authorize someone else to vote your shares in accordance with your instructions. In this case, we are asking you to give your proxy to our Chief Executive Officer, Chief Financial Officer and Corporate Secretary, who are
sometimes referred to as the “proxy holders.” By giving your proxy to the proxy holders, you assure that your vote will be counted even if you are unable to attend the annual meeting. If you give your proxy but do not include specific instructions on how to vote on a particular proposal described in this proxy statement, the proxy holders will vote your shares in accordance with the recommendation of the Board for such proposal.
What Happens if Other Matters are Raised at
the Meeting?
Although we are not aware of any matters to be presented at the annual meeting other than those contained in the
Notice of Annual Meeting, if other matters are properly raised at the meeting in accordance with the procedures specified in the corporate Bylaws, all proxies given to the proxy holders will be voted in accordance with their best judgment.
What If I Submit a Proxy And Later Change My Mind?
If you submit your proxy and later wish to revoke it, you may do so by doing one of the following:
(i)giving written notice to the Corporate Secretary prior to the annual meeting;
(ii)timely submitting another proxy bearing a later date (in any of the permitted forms) prior to the annual meeting; or
(iii)casting a ballot in person at the annual meeting.
Who Will Count the Votes?
Broadridge Financial Solutions, Inc. will serve as proxy tabulator and count the votes, and the results will be certified by the inspector of election.

100	FIS Global
Frequently Asked Questions
How Many Votes Must Each Proposal Receive to
be Adopted?
The following votes must be received:
For Proposal No. 1, regarding the election of directors, to be elected, each of the director nominees named in this proxy statement must receive more votes cast “for” such nominee’s election than votes cast “against” such nominee’s election. If a nominee who currently is serving as a director does not receive the required vote for election or re-election,
Georgia law provides that such director will continue to serve on the Board as a “holdover” director. However, pursuant to FIS’ Majority Voting Policy, in that situation, our Corporate Governance, Nominating and Sustainability Committee
would promptly make a recommendation to the Board about whether to accept or reject the resignation of the
“holdover” director and the Board would then take action on the recommendation no later than 180 days following the date of the election.
For Proposal No. 2, regarding a non-binding advisory vote on the compensation paid to our named executive officers, under Georgia law, the action will be approved (on a non-binding advisory basis) if a quorum exists and the shares present or represented by proxy and entitled to vote favoring the action exceed the shares present or represented by proxy opposing the action.
For Proposal No. 3, regarding the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, under Georgia law the action will be approved if a quorum exists and the shares present or represented by proxy and entitled to vote favoring the action exceed the shares present or represented by proxy opposing the action.
What Constitutes a Quorum?
A quorum is present if a majority of the outstanding shares of common stock entitled to vote is represented either in person or by proxy. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.
What are Broker Non-Votes and What Effect Will
They Have?
Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the NYSE, such as the ratification of the appointment of the independent registered public accounting firm (Proposal No. 3). On non-routine matters, such as
Proposals No. 1 and 2, nominees cannot vote unless they receive voting instructions from beneficial owners, resulting in so called “broker non-votes.” Accordingly, with respect to Proposals No. 1 and 2, broker non-votes will not affect the outcome of the vote. Please be sure to give specific voting instructions to your broker, so that your vote can be counted.
What Effect Does an Abstention Have?
With respect to each proposal, abstentions will not be included in vote totals and will not affect the outcome of the vote.
Who Pays the Cost of Soliciting Proxies?
The Company pays the cost of the solicitation of proxies, including preparing and mailing the Notice of Annual Meeting of Shareholders, this proxy statement and the proxy card. Following the mailing of this proxy statement, directors, officers and employees of the Company may solicit proxies by telephone, email or other personal contact. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians who are holders of record of shares of common stock will be requested to forward proxy soliciting material to the beneficial owners of such shares and will be reimbursed by the Company for their charges and expenses in connection therewith at customary and reasonable rates. In addition, the Company has retained Georgeson LLC to assist in the solicitation of proxies for an estimated fee of $23,049, plus reimbursement of expenses.

2025 Proxy Statement	101
Frequently Asked Questions
What If I Share a Household with Another Shareholder?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Annual Report and proxy statement unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings. If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of our Annual Reports and/or proxy statements, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of the Annual Report or proxy statement for your household, please contact our transfer agent, Computershare (in writing: P.O. Box 43006,
Providence, RI 02940-3006; or by telephone: (800) 568-3476). If you participate in householding and wish to receive a separate copy of the 2024 Annual Report or this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of future Annual Reports and/or proxy statements, please contact Computershare as indicated above. Beneficial shareholders can request information about householding from their banks, brokers or other holders of record. The Company hereby undertakes to deliver promptly upon written or oral request, a separate copy of the Annual Report to shareholders, or proxy statement, as applicable, to a Company shareholder at a shared address to which a single copy of the document was delivered.
The Annual Report is also available on the Investor Relations page of our website at www.fisglobal.com or on the SEC’s website at www.sec.gov/edgar. The content on our website does not constitute a part of this proxy statement.
Forward-Looking Statements
This proxy statement contains “forward-looking statements” within the meaning of the U.S. federal securities laws.
Statements that are not historical facts, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, or other characterizations of future events or circumstances, are forward-looking statements. Forward-looking statements include statements about anticipated financial outcomes, including any earnings outlook or projections, projected revenue or expense synergies or dis-synergies, business and market conditions, outlook, foreign currency exchange rates, deleveraging plans, expected dividends and share repurchases of the Company, the Company’s sales pipeline and anticipated profitability and growth, plans, strategies and objectives for future operations, strategic value creation, risk profile and investment strategies, any statements regarding future economic conditions or performance and any statements with respect to the future impacts of the pending acquisition of
Global Payments' Issuer Solutions business (“Issuer Solutions”) and the pending sale of Worldpay. These statements may be identified by words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “will,” “should,” “could,” “would,”
“project,” “continue,” “likely,” and similar expressions, and include statements reflecting future results, statements of outlook and various accruals and estimates. These statements relate to future events and our future results and involve a number of risks and uncertainties. Forward-looking statements are based on management’s beliefs as well as assumptions made by, and information currently available to, management.
Actual results, performance or achievement could differ materially from these forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include the following, without limitation:
•Changes in general economic, business and political conditions, a recession, intensified or expanded international hostilities, acts of terrorism, increased rates of inflation or interest effects of announced or future tariff increases and any resulting retaliatory actions, changes in global trade relations, changes in consumer or business confidence, changes in either or both the United States and international lending, capital and financial markets or currency fluctuations;
•The risk that acquired businesses will not be integrated successfully or that the integration will be more costly or more time-consuming and complex than anticipated;
•The risk that cost savings and synergies anticipated to be realized from acquisitions may not be fully realized or may take longer to realize than expected or that costs may be greater than anticipated;
•The risks of doing business internationally;

102	FIS Global
Frequently Asked Questions
•The effect of legislative initiatives or proposals, statutory changes, governmental or applicable regulations and/or changes in industry requirements, including privacy, data protection, cybersecurity, cyber resilience and AI laws and regulations;
•Our ability to comply with climate change legal and regulatory requirements and to maintain practices that meet our stakeholders’ evolving expectations;
•The risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries;
•Changes in the growth rates of the markets for our solutions;
•The amount, declaration and payment of future dividends is at the discretion of our Board and depends on, among other things, our investment opportunities, results of operations, financial condition, cash requirements, future prospects, and other factors that may be considered relevant by our Board, including legal and contractual restrictions;
•The amount and timing of any future share repurchases is subject to, among other things, our share price, our other investment opportunities and cash requirements, our results of operations and financial condition, our future prospects and other factors that may be considered relevant by our Board and management;
•Failures to adapt our solutions to changes in technology or in the marketplace;
•Internal or external security or privacy breaches of our systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events;
•The risk that implementation of software, including software updates, for customers or at customer locations or employee error in monitoring our software and platforms may result in the corruption or loss of data or customer information, interruption of business operations, outages, exposure to liability claims or loss of customers;
•The risk that partners and third parties may fail to satisfy their legal obligations to us;
•Risks associated with managing pension cost, cybersecurity issues, IT outages experienced by us or by third parties and data privacy;
•Our ability to navigate the opportunities and risks associated with using and/or incorporating AI technologies into our business;
•The reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters;
•The risk that the pending acquisition of Issuer Solutions will not be completed or will not provide the expected benefits, including the anticipated cost or revenue synergies, within the expected timeframe, in full or at all;
•The risk that the integration of Issuer Solutions will be more difficult, time-consuming or expensive than anticipated;
•Competitive pressures on pricing related to the decreasing number of community banks in the U.S., the development of new disruptive technologies competing with one or more of our solutions, increasing presence of international competitors in the U.S. market and the entry into the market by global banks and global companies with respect to certain competitive solutions, each of which may have the impact of unbundling individual solutions from a comprehensive suite of solutions we provide to many of our customers;
•The failure to innovate in order to keep up with new emerging technologies, which could impact our solutions and our ability to attract new, or retain existing, customers;
•An operational or natural disaster at one of our major operations centers;
•Failure to comply with applicable requirements of payment networks or changes in those requirements;
•Fraud by bad actors; and
•Other risks detailed elsewhere in the “Risk Factors” section and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in our other filings with the SEC.
Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

2025 Proxy Statement	103
Appendix A
Reconciliations of Non-GAAP Financial Measures
1.Adjusted Revenue Growth

	Year Ended December 31, 2024			Year Ended December 31, 2023
($ in Millions)	Revenue	Foreign Currency Exchange Rate Fluctuations	Constant Currency Revenue	Revenue	Adjusted Growth(1)
Consolidated FIS	$10,127	$(1)	$10,125	$9,831
Corporate and Other	256	4	260	322
Adjusted Revenue	$9,871	$(5)	$9,865	$9,509	4%
(1)Adjusted growth excludes Corporate and Other. The Corporate and Other segment includes certain non-strategic business that we plan to wind down or sell.
2. Adjusted EBITDA Margin

	Years Ended December 31,
($ in Millions)	2024	2023
Net earnings (loss) attributable to FIS from continuing operations	$787	$502
Provision (benefit) for income taxes	362	157
Interest expense, net	250	621
Equity method investment (earnings) loss, net of taxes	145	–
Other, net	165	167
Operating income (loss), as reported	1,709	1,447
Depreciation and amortization, net of purchase accounting amortization	1,062	1,047
Non-GAAP adjustments:
Purchase accounting amortization(1)	675	696
Acquisition, integration and other costs(2)	624	482
Asset impairments(3)	52	113
Indirect Worldpay business support costs(4)	14	167
Adjusted EBITDA from continuing operations	$4,136	$3,952

Revenue	$10,127	$9,831
Adjusted EBITDA	$4,136	$3,952
Adjusted EBITDA Margin	40.84%	40.20%
(1)This item represents purchase price amortization expense on all intangible assets acquired through various Company acquisitions, including customer relationships, contract value, technology assets, trademarks and trade names. The Company has excluded the impact of purchase price amortization expense as such amounts can be significantly impacted by the timing and/or size of acquisitions. Although the Company excludes these amounts from its non-GAAP expenses, the Company believes that it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of assets that relate to past acquisitions will recur in future periods until such assets have been fully amortized. Any future acquisitions may result in the amortization of future assets.

104	FIS Global
(2)This item represents costs comprised of the following:

	Years Ended December 31,
($ in Millions)	2024	2023
Acquisition and integration	$88	$48
Enterprise transformation, including Future Forward and platform modernization	262	312
Severance and other termination expenses	56	70
Separation of the Worldpay Merchant Solutions business	148	17
Incremental stock compensation directly attributable to specific programs	58	15
Other, including divestiture-related expenses and enterprise cost control and other initiatives	12	20
Total	$624	$482
(3)For the year ended December 31, 2024, this item primarily includes an estimated loss recorded on the expected sale of a non-strategic business, as well as impairments primarily related to the termination of certain internally developed software projects. For the year ended December 31, 2023, this item includes impairments primarily related to the termination of certain internally developed software projects.
(4)This item represents costs that were incurred in support of the Worldpay Merchant Solutions business prior to the separation but are not directly attributable to it and thus were not recorded in discontinued operations. The Company is being reimbursed for these expenses as part of Transition
Services Agreements or will eliminate them post separation; therefore, the expenses have been adjusted out of continuing operations and added to discontinued operations.

888.323.0310
moreinformation@fisglobal.com
www.fisglobal.com

©2025 FIS FIS® and any associated brand names/logos are the trademarks of FIS and/or its affiliates. All other trademarks are the property of their respective owners.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
347 RIVERSIDE AVENUE
JACKSONVILLE, FL 32202

SCAN TO VIEW MATERIALS & VOTE

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIDELITY NATIONAL INFORMATION SERVICES, INC.

The Board of Directors recommends you vote FOR the election of each director nominee in proposal 1.

1. Election of Directors.

Nominees:	For	Against	Abstain
1a. Nicole M. Anasenes	☐	☐	☐
1b. Mark D. Benjamin	☐	☐	☐
1c. Stephanie L. Ferris	☐	☐	☐
1d. Kourtney K. Gibson	☐	☐	☐
1e. Jeffrey A. Goldstein	☐	☐	☐
1f. Lisa A. Hook	☐	☐	☐
1g. Kenneth T. Lamneck	☐	☐	☐
1h. Gary L. Lauer	☐	☐	☐
1i. James B. Stallings, Jr.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐
3. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2025.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V71772-P29268

FIDELITY NATIONAL INFORMATION SERVICES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 12, 2025

The undersigned hereby appoints Stephanie L. Ferris, James Kehoe and Caroline Tsai, and each of them, as Proxies, each with the full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of common stock of Fidelity National Information Services, Inc. held of record by the undersigned as of April 14, 2025 at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time at 347 Riverside Avenue, Jacksonville, FL 32202 on June 12, 2025, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2 AND 3.

Continued and to be signed on reverse side